                     SECURITY BENEFIT LIFE INSURANCE COMPANY

                   A MUTUAL COMPANY/FOUNDED IN 1892/TOPEKA, KS




Security Benefit Life, subject to the terms of this Policy, will pay the following benefits:

1. Annuity installments to the Annuitant, if living on the Maturity Date, derived from applying the Maturity Value to a settlement option as specified in this Policy.

2. The Death Benefit when due proof of the Annuitant's death prior to the Maturity Date is received at the Home Office at 700 Harrison, Topeka, Kansas 66636-0001.

This and the following pages are the Policy.

This Policy may be returned within 10 days after the Applicant receives it by delivering or mailing it to the Home Office or the agent through whom it was purchased. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Any purchase payments paid and allocated to the General Account will be refunded. The Policy Value of the Separate Account as of the date the Policy is received by SBL will be refunded. Any fees or charges on purchase payments paid and allocated to the Separate Account will be refunded.

SBL, when used in this Policy, means Security Benefit Life Insurance Company.




             ROGER K. VIOLA                        HOWARD R. FRICKE
                Secretary                             President




                       A BRIEF DESCRIPTION OF THIS POLICY


This is a FLEXIBLE PREMIUM DEFERRED RETIREMENT ANNUITY POLICY:

- Benefit installments begin on the Maturity Date using the method as specified in this Policy.

- A Death Benefit is payable if the Annuitant dies prior to the Maturity Date.

- Flexible purchase payments are payable until the Maturity Date or until the prior death of the Annuitant.

ALL PAYMENTS AND VALUES PROVIDED BY THIS POLICY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

                                  [SBLIC LOGO]
          700 SW Harrison St., Topeka, Kansas 66636-0001 (913) 295-3000

V6016 (1-88)

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                                 A GUIDE TO THE
                            PROVISIONS OF YOUR POLICY


PROVISION                          CONTENTS

POLICY SPECIFICATIONS              Annuitant,  dates,  payment,  policy number,
                                   kind of benefit, fees & charges, factors, interest rates, separate account./PG. 3

GENERAL PROVISIONS                 Introduction, the contract, incontestability,
                                   misstatement   of  age  or  sex,   claims  of
                                   creditors,   dates,   facility   of  payment,
                                   evidence of survival, due proof of death, change of policy./PG. 5

OWNER Rights of Owner, change of ownership (if allowed)./PG. 5

ANNUITY PROVISION                  Method of payment,  maturity value,  maturity
                                   date./PG. 6

DEATH BENEFIT                      Benefit amount, effect on policy./PG. 6

BENEFICIARY                        Designation  and way to change,  distribution
                                   of benefits./PG. 6

PAYMENT OF ANNUITY BENEFITS        Way benefits may be paid, settlement options,
                                   additional provisions./PG. 7-9

PURCHASE PAYMENTS                  Payment of purchase payments./PG. 10

VALUATION                          Value of General Account,  Separate  Account,
                                   state premium taxes./PG. 10

NONFORFEITURE                      Policy  value,   termination  value,   forced
                                   termination./PG. 10-12

SEPARATE ACCOUNT                   Introduction,  ownership of Separate Account,
PROVISIONS                         Separate Account defined, guaranteed annuity,
                                   variable   annuity,   valuing  first  annuity
                                   installment, investment factors, accumulation unit value, annuity unit value, splitting units, fluctuation of values./ PG. 12-13

APPLICATION                        Owner,  Beneficiary,  allocation  of purchase
                                   payment to accounts./ Attached to and a part of this policy.

                              POLICY SPECIFICATIONS


Annuitant:        John Doe                     Sex:            Male

                                               Date of Birth:  August 19, 1958

Policy Number:    Specimen                     Date of Issue:  December 30, 1993

                                               Maturity Date:  August 19, 2023

Owner:            John Doe

Policy Date:      Date First Purchase
                  Payment Received by SBL

Mode of Payment:  Monthly                      Stipulated Purchase
                                                 Payment:      $200.00

Kind of Benefit:  Retirement Annuity Installments

Assignment:       This policy may not be assigned,
                  nor ownership changed.

                                      -3-
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                              POLICY SPECIFICATIONS


FEES & CHARGES:              A $30.00 per year fee will be charged  against  the
                             Policy Value on each December 31st and the date the Policy is terminated (First and last policy fee prorated to the nearest $1). No charge will be made after the Effective Date of Settlement Option 1, 2,
                             3, or 4. The charge will be made sequentially against the Series listed in the Separate Account section in descending order. The General Account will be the last subject to charge. Each Series will be depleted before the next is charged.

WITHDRAWAL CHARGE
  FACTOR:

                             Policy Year at
                                 Time of                  Withdrawal
                               Termination                  Charge

                                    1                        .08
                                    2                        .07
                                    3                        .06
                                    4                        .05
                                    5                        .04
                                    6                        .03
                                    7                        .02
                                    8                        .01
                               9 or later                    .0

FREE WITHDRAWAL
  FACTOR:                    .10

GUARANTEED INTEREST
  RATES:                     3.5% for all years.

                                      -3A-
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                              POLICY SPECIFICATIONS


SEPARATE ACCOUNT:            The Owner may  allocate  purchase  payments  to the
                             following SBL Separate Account and the Series in which the Separate Account is invested. The owner may allocate purchase payments to the General
                             Account of SBL.

                             Separate Account. VARIFLEX, containing:

                               Money Market Series:  Which is invested in Series
                                 C of SBL Fund. Annuity Unit value was set at $1 on 04-01-84. Accumulation Unit value was set at $10 on 04-23-84.

                               High Grade  Income  Series:  Which is invested in
                                 Series E of SBL Fund. Annuity Unit value was set at $1 on 04-24-85. Accumulation Unit value was set at $10 on 04-24-85.

                               Global Aggressive Bond Series:  Which is invested
                                 in Series K of SBL Fund. Annuity Unit value was set at $1 on 05-01-95. Accumulation Unit value was set at $10 on 05-01-95.

                               Growth-Income Series: Which is invested in Series
                                 B of SBL Fund. Annuity Unit value was set at $1 on 04-01-84. Accumulation Unit value was set at $10 on 04-23-84.

                               Equity Income Series: Which is invested in Series
                                 O of SBL Fund. Annuity Unit Value was set at $1 on 05-01-95. Accumulation Unit value was set at $10 on 05-01-95.

                               Managed  Asset   Allocation   Series:   Which  is
                                 invested in Series N of SBL Fund. Annuity Unit value was set at $1 on 05-01-95. Accumulation Unit value was set at $10 on 05-01-95.

                               Specialized  Asset  Allocation  Series:  Which is
                                 invested in Series M of SBL Fund. Annuity Unit value was set at $1 on 05-01-95. Accumulation Unit value was set at $10 on 05-01-95.

                               Growth  Series:  Which is invested in Series A of
                                 SBL Fund. Annuity Unit value was set at $1 on 04-01-84. Accumulation Unit value was set at $10 on 04-23-84.

                               Worldwide  Equity  Series:  Which is  invested in
                                 Series D of SBL Fund. Annuity Unit value was set at $1 on 04-01-84. Accumulation Unit value was set at $10 on 04-23-84.

                               Social  Awareness  Series:  Which is  invested in
                                 Series S of SBL Fund. Annuity Unit value was set at $1 on 04-23-91. Accumulation Unit value was set at $10 on 04-23-91.

                               Emerging  Growth  Series:  Which is  invested  in
                                 Series J of SBL Fund. Annuity Unit value was set at $1 on 10-01-92. Accumulation Unit value was set at $10 on 10-01-92.

ACTUARIAL RISK FEE:          Accumulation Units: .00003307502 (1.2% Annually)
(ARF)                        Annuity Units: .00003307502 (1.2% Annually)

ALLOCATION FEE:              $0.00

                                      -3B-
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                              POLICY SPECIFICATIONS


MINIMUM PURCHASE             If the  purchase  payment is allocated to more than
PAYMENT:                     one Series or the  General  Account,  the amount of
                             each purchase payment allocated to each of the Series or the General Account must be at least
                             $25.00.

CHANGE OF ACCOUNT:           The  Owner  may  change  the  allocation  of future
                             purchase payments to the General Account and the various Series. To make a change, a written notice must be received in the Home Office of SBL. If the change will allocate future purchase payments to more than one Series of the General Account, the amount of each purchase payment to each Series or the General Account must be at least $25.00. There will be no charge for the first allocation change in a year. For each additional change in a year, a charge of an allocation fee (shown previously) will be made. A change in allocation will not affect purchase payment allocations before the change.

METHOD OF CHARGING:          The Allocation Fee will be charged  sequentially to
                             the Policy Value in the Series in the descending order shown in the Separate Account Section. The
                             Policy Value of each Series will be depleted before the next is charged. The General Account will be the last charged.

                                      -3C-

                              POLICY SPECIFICATIONS


TRANSFER RIGHTS              The Owner may  transfer  part of the  Policy  Value
  (PRIOR TO THE              between the various Series and the General Account.
  EFFECTIVE DATE OF A        A transfer  fee (shown  following)  will be charged
  SETTLEMENT OPTION):        after  the first  transfer  in a policy  year.  SBL
                             reserves the right to limit: (1) the size of transfers; (2) the number of transfers per calendar year; and (3) the amount remaining in any Series or the General Account after a transfer. Transfers must be at least $500 or the lesser remaining balance in the General Account or any Series. A transfer within 30 days of the Maturity Date can be made without charge. The total dollar amount that may be transferred from the General Account in a policy year is the greatest of:

                               1.  $5,000;

                               2. 1/3 of the Policy Value in the General Account at the time of the first transfer in the policy year; or

                               3. 120% of the dollar amount transferred from the General Account in the prior policy year subject to the limitation below.

                             The Company reserves the right for a period of time to allow transfers from the General Account in amounts that exceed the limits set forth above ("Waiver Period"). In any policy year following such a Waiver period, the total dollar amount that may be transferred from the General Account is the greatest of: 1 above; 2 above or

                               3.  120% of the lesser of:

                                   a. the dollar amount transferred from the General Account in the prior policy year; or

                                   b. the maximum total dollar amount that would have been allowed in the prior policy year under the transfer provisions above absent the Waiver Period.

                             SBL reserves the right at a future date to limit the size of transfers, and to limit the number of transfers per calendar year. Transfers must be at least $500 or the remaining balance in the General Account or any Series.

SETTLEMENT OPTION,           Once  installments have begun, the Owner may elect,
  TRANSFER AFTER             once each calendar  year, to convert  annuity units
  FIRST INSTALLMENT:         of one Series to annuity  units of another  Series.
                             The  conversion  cannot  be made  within  the 5 day
                             period   prior   to  and   including   the  day  an
                             installment is to be paid. Conversions that would have been made during this 5 day period shall be made on the business day after the installment payment date. This right to convert annuity units does not include the right to convert a variable annuity of any Series into a fixed annuity of the General Account. Neither may a fixed annuity of the General Account be converted to a variable annuity of any Series. The amount of each installment after the conversion must still be at least $25.00 for each Series.

TRANSFER FEE:                $10.00

METHOD OF CHARGING:          The  Transfer Fee will be charged  sequentially  to
                             the Policy Value in the Series in the descending order shown in the Separate Account section. The
                             Policy Value of each Series will be depleted before the next is charged. The General Account will be the last charged.

                                      -3D-

GENERAL PROVISION

  INTRODUCTION               This  Policy  is a  Retirement  Annuity.  The first
                             annuity  installment is determined  from the Policy
                             Value and the Settlement Option Rate.

  THE CONTRACT               The  entire  contract  between  the  Owner  and SBL
                             consists of the Application,  this Policy,  and any
                             endorsements  or riders  attached to the Policy.  A
                             copy of the  Application is attached to this Policy
                             at issue.  All statements  made in the  Application
                             will,   in  the   absence   of  fraud,   be  deemed
                             representations and not warranties. SBL will use no statement made by or on behalf of the Annuitant to void this Policy unless it is in the written
                             Application. Any change in the contract can be made only with the written consent of the President, a Vice President, or the Secretary of SBL.

  INCONTESTABILITY           SBL will not  contest  the  validity of this Policy
                             after it has been in force during the lifetime of the annuitant for 2 years from the Date of Issue.

  MISSTATEMENT OF            If the age or the  sex of the  annuitant  has  been
  AGE OR SEX                 incorrectly  stated, the benefits under this Policy
                             will be those the purchase payments would have purchased for the correct age and sex.

  CLAIMS OF                  The Policy Value,  Termination  Value, and benefits
  CREDITORS                  under this Policy will be exempt from the claims of
                             creditors to the extent permitted by law.

  DATES Years, months and anniversaries are all measured from the Policy Date. The contestable period begins with the Date of Issue. All dates are shown on the Policy Specifications pages.

  FACILITY OF                In some cases a payee will,  in the opinion of SBL,
  PAYMENT                    not be able,  for  physical or mental  reasons,  to
                             give a good receipt and  discharge  for any benefit
                             payment due. In this case,  SBL may make payment of
                             the amount  due in  installments  to those  persons
                             whom SBL believes are caring for and supporting the
                             payee. The installment  under this section will not
                             be greater  than $250 per month.  The  installments
                             under this  section  will stop when a claim is made
                             by   a   duly    appointed    guardian   or   legal
                             representative  of  the  payee.   Payment  to  such
                             persons will  discharge SBL from  liability for the
                             installments    paid.    SBL   will    assume    no
                             responsibility   for   the   proper   use   of  the
                             installments paid under this section.

  EVIDENCE OF                SBL may  require  proof that any payee is living on
  SURVIVAL                   any date a  payment  or  installment  is due to the
                             payee. The proof must be satisfactory to SBL.

  DUE PROOF OF               Any of the  following  items will be  sufficient as
  DEATH                      due proof of death:

                               1.  A copy of a certified death certificate

                               2. A copy of a certified decree of a court of competent jurisdiction as to the finding of death.

                               3. A written statement by a medical doctor who attended the deceased annuitant.

                               4.  Any proof satisfactory to SBL.

  CHANGE OF POLICY           SBL may  unilaterally  amend  the  Policy to comply
  BY SBL                     with  laws  and  regulations  to  which  SBL may be
                             subject. SBL may also unilaterally amend the Policy
                             to comply  with  changes  in the  Internal  Revenue
                             Code.   SBL  is  not   obligated   to  make   these
                             amendments. SBL shall provide advance notice to the Owner of any such amendment.

OWNER

  RIGHTS OF OWNER            The Annuitant is the Owner of this Policy, unless 1
                             or 2 occurs:

                               1.  Some other Owner is named in the application.

                               2.  The Owner is later changed.

                             The Owner has all rights in this Policy while the Annuitant is living.

                             If the Owner dies before the Annuitant, unless otherwise provided, the Owner's estate shall become the Owner.

  CHANGE OF                  If allowed by the Assignment  section of the Policy
  OWNERSHIP                  Specifications pages, the Owner can designate a new
                             owner by written notice satisfactory to SBL. The change in ownership will take effect as of the date the notice was signed. The change will be subject to any payment made or other action taken by SBL before the change was received by SBL. SBL may require the Policy for endorsement. A Change of Ownership does not automatically cause a Change of Beneficiary.

ANNUITY PROVISION

  METHOD OF PAYMENT          If the  Annuitant  of this  policy is living on the
                             Maturity  Date,  the Maturity  Value of this policy
                             will be applied  to provide a 10 year fixed  period
                             and  life  annuity,  unless  an  optional  type  of
                             annuity  is  selected  by  the  Owner   during  the
                             lifetime of the Annuitant and 30 days prior to the Maturity Date. The installments under the annuity will be paid to the Annuitant. The optional types of annuity benefits are outlined in the settlement options provisions beginning on page 7. Other reasonable settlement options may be available with the approval of SBL.

  MATURITY VALUE             The  Maturity  Value  will  not be paid as a single
                             cash payment.  If applied under settlement  options
                             1, 2, 3, 4, 5, 6, or 7 the  Maturity  Value will be
                             equal to the Policy  Value.  Amounts  applied under
                             Options 5, 6, and 7 will  continue to be subject to
                             withdrawal   charges   on   nonscheduled    amounts
                             withdrawn.  The free withdrawal provisions will not
                             be   applicable  to  these   nonscheduled   amounts
                             withdrawn.

  MATURITY DATE              The   Maturity   Date  is  shown   in  the   Policy
                             Specifications. In some cases, the Maturity Date may be earlier than 10 years after the Policy Date.
                             In this case, the Owner may elect to extend the Maturity Date up to 10 years after the Policy Date.
                             In all other cases, the Maturity Date may only be changed with SBL's approval.

DEATH BENEFIT

  BENEFIT AMOUNT             SBL will pay a death benefit to the Beneficiary if:
                             1)  due  proof,   satisfactory   to  SBL,   of  the
                             Annuitant's  death is received at the Home  Office;
                             2) such  proof is  received  prior to the  Maturity
                             Date; and 3) the Annuitant's age was 75 or younger at time of death. The death benefit will be the greater of 'a' or 'b' where:

                               a - is the Policy Value.

                               b - is  the  total  of  all   purchase   payments
                                   received   by  SBL  less  the  total  of  all
                                   Termination Values Paid.

                             If the Annuitant was older than age 75 as of the date of death, the death benefit will be the Termination Value.

  EFFECT ON POLICY           If applied under one of the settlement options, the
                             date of death of the Annuitant will be treated as the Maturity Date. If taken in cash, this Policy will cease to be in force upon payment of the death benefit.

BENEFICIARY

  BENEFICIARY                The Beneficiary will receive the benefits,  if any,
  DESIGNATION                under  this  Policy in the case of the death of the
  AND THE WAY                Annuitant while this Policy is still in force.  The
  TO CHANGE IT               Beneficiary is named in the  Application.  However,
                             the  Beneficiary may be changed by the Owner during
                             the  Annuitant's  lifetime.  To  make a  change,  a
                             written  notice,   satisfactory  to  SBL,  must  be
                             received at the Home Office. The change will take effect as of the date the notice was signed, even if the Annuitant has died before SBL receives it, unless SBL has already paid the benefits. SBL may require this Policy for endorsement.

  DISTRIBUTION               More than one Primary Beneficiary may be named. The
  OF BENEFITS                share each is to receive may also be specified. The
                             respective  shares  will  be  paid  to any  Primary
                             Beneficiary alive at the death of the Annuitant. If
                             none survive the Annuitant, payment will be made to
                             any   Contingent   Beneficiaries   who  are  alive.
                             Surviving Beneficiaries in the same class will receive equal shares unless otherwise stated.

                             If no Beneficiary survives the Annuitant, the benefits will be paid to the Annuitant's estate. If any Beneficiary dies within twenty-four (24) hours after the Annuitant, the benefits will be paid as if the Beneficiary died before the Annuitant.

PAYMENT OF
ANNUITY BENEFITS

  THE WAY BENEFITS           Except for the life option,  the Owner,  during the
  MAY BE PAID                lifetime of the  Annuitant and 30 days prior to the
                             Maturity  Date, has the right to choose to have the
                             benefit  amount paid in one of the following  ways.
                             In  the  event  of  the  Annuitant's   death,   the
                             Beneficiary may choose one of the options. To make an election, a written notice, satisfactory to SBL, must be received at the Home Office. No election can be put into effect which requires SBL to make a periodic payment of less than $25.00.

                             For settlement options 1, 2, 3, and 4 reference should be made to the Separate Account portion of this Policy. In that portion the definitions of a guaranteed and a variable annuity, and the basis for the value of the second and later installments are given.

  SETTLEMENT OPTIONS           1.  Life  Option:  Paid  in  annual,  semiannual,
                                   quarterly or monthly installments during the lifetime of the payee. Table A shows the minimum first monthly installment for each $1,000 of benefit amount applied. This option will only be available with SBL's approval.

                               2. Life with Fixed Period Option: Paid in annual, semiannual, quarterly, or monthly installments. A period of five, ten, fifteen or twenty years may be specified. Installments will be paid for the length of the period, and after for as long as the payee lives. Table A shows the minimum first installment payable monthly for each number of years for $1,000 of benefit amount applied.

                               3. Life with Unit Refund Option: Paid in annual, semiannual, quarterly or monthly installments. Installments will be paid for the length of the period obtained by dividing the benefit amount by the first installment, and for as long after as the payee lives. Table A shows the minimum first monthly installment for each $1,000 of benefit amount applied.

                               4. Joint and Last Survivor Option: Paid in annual, semiannual, quarterly or monthly installments to the last death of the payee and a named secondary payee. Table B shows the minimum first monthly installment for each $1,000 of benefit amount applied.

                               5. Fixed Period Option: Paid in annual, semiannual, quarterly or monthly installments for a set number of years. Any number of years of at least 5 and not over 20 may be specified. For variable annuity installments, the initial installment will be the product of 'a' times 'b' where:

                                   a - is the  accumulation  unit  value for the
                                       day the installment is paid.

                                   b - is  the  number  of  accumulation   units
                                       applied to the option divided by the number of payments selected.

                                   The required number of accumulation units will be withdrawn to pay this installment. Subsequent installments will be calculated from the number of accumulation units not yet redeemed and number of payments remaining in the selected period.

                                   For a guaranteed annuity, the installments will be determined by SBL and will reflect an effective annual interest rate of not less than 2.5%.

                               6. Fixed Installment Option: Paid in equal annual, semiannual, quarterly, or monthly installments. The installments must be not less than $6.25 per $1,000 applied.
                                   Installments will be paid until the amount applied, adjusted daily for investment results and expense charges, is paid. On benefit amounts placed in the General Account, interest on the unpaid balance will be paid at an effective yearly rate of not less than 2.5% per year. The last installment will be the remaining amount left with SBL after the last full installment is paid. As of the effective date of the settlement option the size of the installment must be such that the installments are expected to extend for at least five years and not over twenty years.

                               7. Deposit Option: Left on deposit with SBL in the General Account at an effective yearly interest rate of not less than 2% per year. Interest will be paid annually, semiannually, quarterly or monthly as elected. Withdrawal of the amount left on deposit may be made at any time. Withdrawals from the amount left on deposit will be subject to withdrawal charges.

                                     TABLE A
                     SETTLEMENT OPTIONS ONE, TWO, AND THREE
        MINIMUM INITIAL MONTHLY INSTALLMENTS PER $1,000 OF AMOUNT APPLIED

Age of      Option One                  Option Two                  Option Three
Payee          Life               Year Fixed Period Ends                Unit
               Only          5         10        15        20          Refund
--------------------------------------------------------------------------------
MALE PAYEE
  55           4.45         4.44      4.41      4.37      4.30          4.31
  56           4.52         4.51      4.48      4.43      4.36          4.37
  57           4.60         4.59      4.56      4.50      4.42          4.44
  58           4.68         4.67      4.64      4.57      4.47          4.51
  59           4.77         4.76      4.72      4.65      4.53          4.58
  60           4.87         4.85      4.81      4.72      4.60          4.65
  61           4.97         4.95      4.90      4.80      4.66          4.73
  62           5.07         5.05      5.00      4.89      4.72          4.82
  63           5.19         5.17      5.10      4.97      4.79          4.90
  64           5.31         5.29      5.20      5.06      4.85          5.00
  65           5.44         5.41      5.32      5.15      4.92          5.09
  66           5.58         5.55      5.44      5.24      4.98          5.20
  67           5.73         5.69      5.56      5.34      5.05          5.30
  68           5.89         5.84      5.69      5.44      5.11          5.41
  69           6.06         6.00      5.82      5.54      5.17          5.53
  70           6.24         6.17      5.97      5.64      5.23          5.66
  71           6.43         6.35      6.11      5.74      5.29          5.79
  72           6.63         6.53      6.26      5.84      5.35          5.93
  73           6.84         6.73      6.41      5.94      5.40          6.07
  74           7.07         6.94      6.57      6.04      5.45          6.22
  75           7.31         7.16      6.74      6.14      5.50          6.38
FEMALE PAYEE
  55           4.11         4.11      4.10      4.08      4.05          4.05
  56           4.17         4.17      4.16      4.14      4.10          4.10
  57           4.23         4.23      4.22      4.19      4.15          4.15
  58           4.30         4.29      4.28      4.25      4.21          4.21
  59           4.37         4.36      4.35      4.32      4.27          4.27
  60           4.44         4.44      4.42      4.38      4.33          4.34
  61           4.52         4.51      4.49      4.45      4.39          4.40
  62           4.60         4.59      4.57      4.52      4.45          4.47
  63           4.69         4.68      4.65      4.60      4.52          4.55
  64           4.78         4.77      4.74      4.68      4.58          4.63
  65           4.88         4.87      4.84      4.76      4.65          4.71
  66           4.99         4.98      4.93      4.85      4.72          4.80
  67           5.10         5.09      5.04      4.94      4.79          4.89
  68           5.23         5.21      5.15      5.04      4.86          4.99
  69           5.36         5.34      5.27      5.14      4.94          5.09
  70           5.50         5.48      5.39      5.24      5.01          5.20
  71           5.65         5.62      5.53      5.35      5.08          5.32
  72           5.82         5.78      5.67      5.46      5.15          5.44
  73           5.99         5.95      5.81      5.57      5.22          5.57
  74           6.19         6.14      5.97      5.68      5.29          5.71
  75           6.39         6.33      6.13      5.80      5.35          5.86
Values not shown will be provided upon request. Annual, semiannual, or quarterly installments can be determined by multiplying the monthly installments by 11.812853, 5.9572227, and 2.9914196 respectively.

--------------------------------------------------------------------------------
                                     TABLE B
                             SETTLEMENT OPTION FOUR
        MINIMUM INITIAL MONTHLY INSTALLMENT PER $1,000 OF AMOUNT APPLIED

   AGE OF                                  AGE OF MALE PAYEE
FEMALE PAYEE                55       60       62       65       70       75
--------------------------------------------------------------------------------
     55                    3.85     3.93     3.95     3.99     4.03     4.06
     60                    3.98     4.10     4.15     4.21     4.29     4.35
     62                    4.03     4.18     4.23     4.30     4.40     4.48
     65                    4.11     4.28     4.35     4.45     4.59     4.69
     70                    4.21     4.45     4.54     4.69     4.92     5.11
     75                    4.29     4.58     4.71     4.91     5.26     5.58
Values not shown will be provided upon request. Annual, semiannual, or quarterly installments can be determined by multiplying the monthly installments by 11.812853, 5.9572227, and 2.9914196 respectively.

PAYMENT OF
ANNUITY BENEFITS
(CONTINUED)

  ADDITIONAL                 Other  reasonable  provisions  can be made  for the
  PROVISIONS                 payment of the benefits under this Policy. Any such
  FOR PAYMENT                provision  must  be  agreed  to  by  SBL.   Annuity
  OF BENEFITS                Settlement options shall be available only with the
                             consent of SBL if the proposed payee be other than a natural person not acting as fiduciary.

                             The Effective Date of a Settlement Option for options 1 through 6 is the date the first installment is due to the payee. For option 7 the first interest payment will be made at the end of the period selected, with the effective date being the date at the beginning of the period. If the Owner has not made any election to the contrary and the Annuitant is then living, Settlement Option 2 with a fixed period of 10 years, will become effective on the Maturity Date. The amount applied will be the Maturity Value.

                             Installments required to be paid, if any, after the death of a payee under a settlement option will be paid as due to the surviving payee or beneficiary as the case may be. The guaranteed rates for options 1 through 4 are based on interest credited at 3.5% per year and the 1983 Table A individual annuity mortality table updated for 45 years with factors from Projection Scale G.

                             For guaranteed annuity settlements, additional interest may be paid on the amount applied under the various settlement options. The amount and method of payment of the additional interest will be determined by SBL.

                             On the Effective Date of a Settlement Option, the settlement option rates being used for single payment immediate annuity policies of this class, which are then being issued by SBL, may produce a higher first installment than guaranteed in this policy. If this is the case, the Owner may elect to have SBL use the rates from the single payment immediate annuity policies then being issued by SBL. This election can be made only if permitted by the laws of the state where the election is made.

                             At any time, any amount remaining under option 5, 6, or 7 may be withdrawn. A Withdrawal Charge may be made if 5 years have not elapsed from the Effective Date of the Settlement Option. The Surrender Charge will be calculated with a free withdrawal amount of zero. Refer to the Nonforfeiture option of this Policy for details. If the amount withdrawn is at least $2,000, it may be applied to any one of the first four options.

                             When any of the options 1, 2, 3, or 4 are elected, the Owner may choose to increase the installments. Such election 1) must be made in writing to SBL before the Effective Date of the Settlement Option; and 2) must be accompanied by a cash purchase payment to provide the additional installments. A cash purchase payment of $1,030 is required to increase the installments by the amount indicated per $1,000 of benefit amount shown in Tables A and
                             B. Cash purchase payments applied under this provision which produce a total installment of more than 2 times the installment produced using the benefit amount alone must be approved by SBL.

PURCHASE PAYMENTS

  PAYMENT OF                 This  Policy  will  be  in  force  when  the  first
  PURCHASE                   purchase  payment  is  received  by  SBL.  Purchase
  PAYMENTS                   payments  are  payable  from the Policy Date to the
                             Maturity Date or to the death of the Annuitant. The amount of a purchase payment may be increased or decreased from the prior payment amount. A purchase payment may not be less than $25.00 without the approval of SBL. The total of the purchase payment may not exceed $100,000 without the approval of SBL. Any excess purchase payments will be subject to conditions that SBL may apply at that time.

                             All purchase payments are payable at the Home Office of SBL. If the Owner stops paying purchase payments and this Policy is not terminated, the Owner may resume paying purchase payments subject to the conditions above.

                             Purchase payment intervals are determined by the mode selected by the Owner and shown on the Policy Specifications pages. The mode of the purchase payment may be changed by notifying SBL in writing.

VALUATION

  ACCUMULATIONS OF           The  purchase  payments  received  by SBL  from the
  PURCHASE PAYMENTS          Policy Date to the Maturity Date will be applied to
  ALLOCATED TO THE           increase  the  Policy  Value  of this  Policy.  The
  GENERAL ACCOUNT            purchase  payments will be deposited in the General
                             Account  of SBL  and  the  Series  of the  Separate
                             Account of SBL as directed by the Owner. The investments of the General Account of SBL meet the requirements for the investment of life and annuity reserves under the insurance code of the state where this Policy was issued.

                             The Policy Value in the General Account on any date will be the Policy Value in the General Account on the previous anniversary date increased with interest to the date and increased or decreased by the following events occurring after the anniversary date:

                               1. Purchase payments received and allocated to the General Account.

                               2.  Benefits paid from the General Account.

                               3. Deductions from the Policy Value in the General Account for the various charges and fees of this policy.

                               4. Transfers of part of the Policy Value in the General Account to the Separate Account.

                               5. Transfers of part of the Policy Value in the Separate Account to the General Account.

                               6. Interest on items 1 through 5 from the transaction date to the date.

                             The effective yearly rate of interest used to calculate the Policy Value in the General Account will be at least the amount shown in the Guaranteed Interest Rate section of the Policy Specifications. SBL may, at the decision of its Board of Directors, credit interest in excess of that guaranteed. The amount and method of crediting this excess interest will be determined by SBL.

                             The transfers noted in items 4 and 5 can not be made unless specific allowance is made for them in the Policy Specifications pages.

  SEPARATE ACCOUNT           In addition to the General  Account  Policy  Value,
                             the Policy Value will be increased by the dollar value of the accumulation units in the Separate
                             Account.

  STATE PREMIUM TAXES        The  Policy  Value  will be  reduced  by any  state
                             premium taxes which SBL is required to pay on behalf of this Policy.

NONFORFEITURE

  POLICY VALUE               The  Policy  Value  will  be as  explained  in  the
                             Valuation portion of this Policy. SBL will notify the Owner annually of the Policy Value to date.
                             This Policy will cease to have a Policy Value after termination of this Policy, death benefits are paid, or the Effective Date of a Settlement Option.

  TERMINATION                The Owner may terminate the Policy or withdraw part
  VALUE                      of the Policy  Value any time prior to the Maturity
                             Date The request for termination or withdrawal must be sent to the Home Office of SBL in writing. When
                             SBL receives the request it will determine a Termination Value and pay the Termination Value to the Owner.

                             The Termination Value will be the value asked to be withdrawn reduced by a Withdrawal Charge. The Withdrawal Charge will be the product of 'a' times 'b' where:

                               a - is the value asked to be withdrawn.

                               b - is the appropriate  Withdrawal  Charge Factor
                                   shown on the Policy Specifications pages.

NONFORFEITURE
  (CONTINUED)

  TERMINATION                The  value  of 'a' in the  above  product  will  be
  VALUE (CONTINUED)          reduced if, at the time the  request is  processed,
                             either or both of 1 or 2 occur:

                               1. The value asked to be withdrawn is greater than the total of the following:

                                   i.    total  purchase  payments  received  by
                                         SBL;

                                   ii.   plus  any   amount  by  which  'a'  was
                                         reduced  because  of item 1 or 2 at the
                                         time of any prior withdrawal;

                                   iii. less total prior values asked to be withdrawn from this Policy.

                               2. This is the first withdrawal processed this year and at the time more than one year has elapsed from the Policy Date.

                             For item 1, 'a' will be the value  defined  in item
                             1. For item 2, 'a' will be reduced by the Free Withdrawal Amount. The Free Withdrawal Amount is the product of the Policy Value, at the time the request is processed, times the Free Withdrawal Factor shown on the Policy Specifications pages. In the case where both item 1 and 2 apply, 'a' will be reduced by the greater of the two possible reductions. In no case will the Withdrawal Charge be less than zero.

                             If a request to withdraw part of the Policy Value does not state which of the Series or the General Account the value is to be withdrawn from, SBL will deplete the Policy Value of the Series in the descending order listed under the Separate Account section of the Policy Specifications pages. The General Account will be the last to be depleted.

                             When part of the Policy Value is withdrawn, the Policy Value will be reduced by the value asked to be withdrawn.

                             If the value asked to be withdrawn would reduce the Policy Value by 90% or more, SBL may terminate this Policy and pay the Owner the total Termination Value.

                             The Termination Value will always equal or exceed the minimum required by law.

                             This Policy will cease to be in force upon payment of the total Termination Value.

                             Payment of any Termination Value from the Separate Account will be made within 7 days of the day the request is received at the Home Office of SBL, except that a day on which one of the following events occur will not be counted as one of the 7:

                               1. The New York Stock Exchange is closed except for holidays or weekends.

                               2. The Securities and Exchange Commissions has determined that trading on the New York Stock Exchange is restricted.

                               3.  The   Securities   and  Exchange   Commission
                                   permits postponement and so orders.

                               4.  An  emergency   exists,  as  defined  by  the
                                   Securities and Exchange Commission, so that valuation of the assets or disposal of securities is not reasonably practicable.

                             The payment of any Termination Value from the General Account may be deferred by SBL for the amount of time permitted by law. The payment will not be deferred for more than six months from the day the request is received by SBL.

  FORCED                     SBL may, at its option,  terminate  this policy and
  TERMINATION                pay the  Policy  Value to the  Owner  whenever  the
                             following  conditions  exist  for both  the  Policy
                             Value in the General and Separate Accounts.

                             For the General Account prior to or at the Maturity Date the following two (2) conditions exist:

                               1. purchase payments have not been received by SBL for this Policy for two full years.

                               2. the Policy Value in the General Account projected to the Maturity Date at the guaranteed interest rate would produce a monthly installment of less than $20 under the settlement option that will be in effect at the Maturity Date under this Policy.

                             For the Separate Account when either condition 1 or 2 exist:

                               1. if at the Maturity Date the Policy Value in the Separate and General Accounts is less than $2,000, or would provide a total initial annuity installment of less than $20 per month under the settlement option which will be in effect at the Maturity Date.

NONFORFEITURE
  (CONTINUED)

  FORCED                       2.  if prior  to the  Maturity  Date no  purchase
  TERMINATION                      payments  have been  received  for the Policy
  (CONTINUED)                      for a period  of two full  years  and both of
                                   the following conditions exist:

                                   a. the total purchase payments received for this Policy reduced to reflect any partial withdrawal from the Policy Value is less than $2,000.

                                   b. the total Policy Value of the General and Separate Account is less than $2,000.

SEPARATE ACCOUNT
PROVISIONS

  INTRODUCTION               This portion of this Policy contains the provisions
                             relating to the Separate Account of SBL to which the Owner of this Policy may allocate purchase payments. The Separate Account and Series are shown in the Separate Account section of the Policy
                             Specifications pages.

  OWNERSHIP OF               SBL  has  exclusive  and  absolute   ownership  and
  SEPARATE ACCOUNT           control of the assets of the Separate Account.  The
                             Owner of this Policy is entitled to vote at meetings of Owners of policies of this class as required under the Investment Company Act of 1940.
                             SBL will send the Owner at least once each year a report stating the number of accumulation units credited to his account, a statement of investments held by each Fund, proxy material, and a voting form.

  SEPARATE ACCOUNT           The  Separate  Account  which  is  invested  in the
  DEFINED                    Series,  as  shown  on  the  Policy  Specifications
                             pages,  has been  established by SBL under the laws
                             of  Kansas.   The   Separate   Account  is  a  unit
                             investment   trust.   When  used  in  this  Policy,
                             Separate Account will mean the assets of SBL in the
                             Separate Account shown on the Policy Specifications
                             Pages.  The Separate Account was established by SBL
                             to  provide  variable  benefits  for this  class of
                             policies.  The income,  gains,  and losses from the
                             Separate  Account  will be charged  to it,  without
                             regard  to  the   experience   of  other   Separate
                             Accounts.

  FUNDS DEFINED              The  Series  of  the  Separate   Account  each  are
                             invested wholly in the Series of the Fund(s) as shown on the Policy Specifications pages. The Funds are diversified, open-end management investment companies registered under the Investment Company
                             Act of 1940.

  GUARANTEED                 A   guaranteed   annuity   is   an   annuity   with
  ANNUITY DEFINED            installments  which  are  guaranteed  as to  dollar
                             amount throughout the payment period. The reserves, required by law to be maintained, to fund the installments will be held in the General Account of SBL. The installments for a guaranteed annuity must be at least $25.00.

  VARIABLE ANNUITY           In contrast,  a variable annuity is an annuity with
  DEFINED                    installments   varying  with  the  net   investment
                             results of a Series  within the  Separate  Account.
                             The first installment is determined by using the values in Table A or B and settlement options 1, 2, 3, or 4 of the Payment of Benefits portion of this Policy. Also, other reasonable provisions for the first installment can be made. Any such provision must be agreed to by SBL.

                             After the first installment is determined for a particular Series the number of annuity units is determined by dividing the first installment by the annuity unit value for that day for each Series from which installments are to be made. The amount of each subsequent installment is that number of annuity units for the Series multiplied by the annuity unit value for the Series for the day the installment is due. The sum of the installments for all Series and the General Account is the total installment the payee will receive.

                             The first installment from each Series must be at least $25.00. If at any time any installment from any Series becomes less than $25.00, SBL may change the frequency of installments. The change will be such as will result in installments of at least $25.00.

                             SBL guaranteed that the dollar amount of any variable annuity installment will not be affected by the mortality experience of the payees. SBL also guarantees that the variable annuity installment will not be affected by the actual expenses of administering the benefits.

                             For the life contingent variable annuity settlement options 1, 2, 3, or 4 annuity units will be the accounting device used to calculate the periodic installments. For nonlife contingent variable annuity settlement options 5, 6, and 7 accumulation units will be the accounting device. Accumulation units will be redeemed at current value to pay the periodic installments until the benefit amount applied adjusted for investment experience and expense charges is depleted.

                             At the time of election of a Settlement Option, it may be specified how the total benefit amount is to be allocated between the Series and the General Account for calculation of the first installments. If the allocation is not specified, the benefit amount as it then exists among the Series and the General Account will be applied to calculate the first installments.

SEPARATE ACCOUNT
PROVISIONS
(CONTINUED)

  VALUING FIRST              For  calculating  the  first   installment  for  an
  ANNUITY                    annuity,   the  value  of  the  accumulation  units
  INSTALLMENT                applied to  settlement  options 1, 2, 3, or 4, will
                             be the value at the end of the second day before the first installment is paid.

                             For settlement options 5, 6, and 7, the value of the accumulation units applied will be the value on the day the installment is paid.

  INVESTMENT                 The Gross Investment Factor (GIF) for any day for a
  FACTORS                    Series of the  Separate  Account  is equal to value
                             'a' divided by value 'b'.  For each  Series,  value
                             'a' is the sum of the net asset value per share of the Series of the Fund(s) in which the Series is invested at the close of business on that day plus the dividends or other distributions per share on that day. Value 'b' is the net asset value per share at the close of business on the preceding day. On days when the New York Stock Exchange is not open for trading, the GIF is one. No purchase, benefit, or installment payments will be made on days when the New York Stock Exchange is closed.

                             The Net Investment Factor (NIF) for any day for a Series is the GIF for the Series less the Actuarial Risk Fee (ARF) and less a deduction for any increases in the income tax expense for the Series for the day. The ARF is shown on the Policy Specifications pages.

  ACCUMULATION               The value of an  accumulation  unit for each Series
  UNIT VALUES                of the Separate  Account on any day is equal to 'a'
                             divided  by 'b'.  For each  Series,  'a' is the net
                             asset  value  (NAV) of the  shares of the Series of
                             the Fund(s) in which the Series is invested reduced
                             by:

                               1.  The  product  of  the   previous   day's  NAV
                                   multiplied by the ARF.

                               2.  Any   deduction  for  provision  for  federal
                                   income tax.

                             For each Series, 'b' is the number of accumulation units of the Series at the beginning of the day. The value of an accumulation unit may increase or decrease.

                             Dividend and other cash distributions made by the Series of the Fund(s) to the Series will be reinvested in additional mutual fund shares of the same Series of the Fund(s) and the value of an accumulation unit will be increased. The Charges and Fees, explained in that section of the accumulation units credited to this Policy. Purchase payments amounts allocated to each Series will be used by SBL to purchase additional accumulation units of that Series. The number of units purchased will be the amount allocated to the Series divided by the value of one accumulation unit for the Series on the day the purchase payment is received by SBL. Benefit payments because of death or by withdrawal of part or all of the Termination Value will result in a reduction of the number of accumulation units credited to this Policy. The reduction will be sufficient to generate the necessary Policy Value change.

  ANNUITY UNIT               The annuity unit value  associated with a Series of
  VALUES                     the Separate  Account for any day is  determined by
                             multiplying   the   annuity   unit  value  for  the
                             immediately preceding day by the product of 'a' times 'b'.

                               a - is the NIF for the  Series for the second day
                                   preceding the date for which the value is being determined.

                               b - is the daily Interest  Neutralization  Factor
                                   (INF) of .9999057540.

                             The INF is required to neutralize the assumed interest rate built into Table A and B. The value of an annuity unit may increase or decrease. The first annuity unit value and the date it was set for each Series is shown in the Separate Account Section of the Policy Specifications pages.

  SPLITTING UNITS            SBL has the right to split the value of any annuity
                             or accumulation unit if such is deemed to be in the best interest of the Owner, the Annuitant and SBL.
                             Any split made will be made equitable and will have no material effect on the benefits and provisions of the Policy.

  FLUCTUATION                The  Policy  Value  and  Termination  Value  of the
  OF VALUES                  Separate  Account  may be less than the total value
                             of the purchase payments allocated to it adjusted for withdrawals, transfers, and benefits. SBL does not generate the investment performance of the Series of the Fund(s) in which the Separate Account is invested.

                       A BRIEF DESCRIPTION OF THIS POLICY


This is a FLEXIBLE PREMIUM DEFERRED RETIREMENT ANNUITY POLICY:

- Benefit installments begin on the Maturity Date using the method as specified in this Policy.

- A Death Benefit is payable if the Annuitant dies prior to the Maturity Date.

- Flexible purchase payments are payable until the Maturity Date or until the prior death of the Annuitant.

ALL PAYMENTS AND VALUES PROVIDED BY THIS POLICY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

                                  [SBLIC LOGO]
          700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001 (913) 295-3000

                     SECURITY BENEFIT LIFE INSURANCE COMPANY

                   A MUTUAL COMPANY/FOUNDED IN 1892/TOPEKA, KS




Security Benefit Life, subject to the terms of this Policy, will pay the following benefits:

1. Annuity installments to each Participant, if living on the Retirement Date, derived from applying the Retirement Value to a settlement option as specified in a Participant's Certificate.

2. The Death Benefit when due proof of the Participant's death prior to the Retirement Date is received at the Home Office at 700 Harrison, Topeka, Kansas 66636-0001.

SBL, when used in this Policy, means Security Benefit Life Insurance Company.




             ROGER K. VIOLA                        HOWARD R. FRICKE
                Secretary                             President




                       A BRIEF DESCRIPTION OF THIS POLICY


This is a GROUP FLEXIBLE PREMIUM ALLOCATED ANNUITY POLICY:

- Benefit installments begin on the Retirement Date using the method as specified in a Participant's Certificate.

- A Death Benefit is payable if a Participant dies prior to his Retirement Date.

- Flexible purchase payments are payable until a Participant's Retirement Date or until the prior death of the Participant.

ALL PAYMENTS AND VALUES PROVIDED BY THIS POLICY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

                                  [SBLIC LOGO]
          700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001 (913) 295-3000



GV6316 (1-88)

                                 A GUIDE TO THE
                            PROVISIONS OF YOUR POLICY


PROVISION                           CONTENTS

POLICY SPECIFICATIONS               Participant, dates, plan, policy number,
                                    fees & charges, factors, interest rates, separate account./PG 3

DEFINITIONS                         Plan, participant,  annuitant, certificate,
                                    inactive participant, certificate value, retirement annuity, statement of participant, purchase payment./PG 4

GENERAL PROVISIONS                  Introduction, the contract, individual
                                    certificates, misstatement of age or sex, claims of creditors, dates, facility of payment, evidence of survival, due proof of death, change of contract./PG 5

OWNER Rights of Owner, change of ownership (if allowed)./PG 5-6

ANNUITY PROVISIONS                  Method  of  payment, retirement value,
                                    retirement date./PG 6

DEATH BENEFIT                       Benefit amount, effect on policy./PG 6

BENEFICIARY                         Designation and way to change, distribution
                                    of benefits./PG 6

PAYMENT OF ANNUITY BENEFITS         Way benefits may be paid, settlement
                                    options, additional provisions./PG 6-9

PURCHASE PAYMENTS                   Payment of purchase payments./PG 10

VALUATION                           Value of General Account, Separate Account,
                                    state premium taxes, total policy value./PG
                                    10-11

NONFORFEITURE                       Policy value, termination value/forced
                                    termination./ PG 11-12

SEPARATE ACCOUNT PROVISIONS         Introduction, ownership of Separate Account,
                                    Separate Account defined, funds defined, guaranteed annuity, variable annuity, valuing first annuity installment, investment factors, accumulation unit value, annuity unit value, splitting units, fluctuation of values./PG 12-14

APPLICATION                         Owner.

                              POLICY SPECIFICATIONS


POLICY NUMBER:       Specimen                     POLICY DATE:  December 1, 1987

OWNER OF POLICY:     Trustees of ABC Unified School District TDA Plan

PLAN:                The ABC Unified School District, Any City, Kansas
                     Tax Deferred Annuity Plan

DATE OF ISSUE        December 31, 1987
  OF POLICY:

ISSUE JURISDICTION   This Policy is issued in Kansas and is subject to its
                     jurisdiction.

PARTICIPANT          Any employee,  member,  or other person who participates in the Plan and who is covered under this Policy.

RETIREMENT DATE      The date elected by the Owner on which annuity installments
  (NRD):             are to begin for a participant.  The date must be the first or fifteenth of a calendar month.

OWNERSHIP AND        Ownership of this Policy may not be transferred nor may it
  ASSIGNMENT:        be assigned or pledged to anyone other than to SBL.

                              POLICY SPECIFICATIONS


FEES & CHARGE FOR            A $30.00 per year fee will be charged  against  the
  CERTIFICATES ISSUED        Certificate  Value  of  each  Participant  on  each
  WITHIN ONE YEAR OF THE     December  31st  and  the  date  the  Certificate is
  POLICY DATE:               terminated  (first  and  last  policy  fee prorated
                             to the nearest $1). No charge will be made after the Effective Date of Settlement Option 1, 2, 3, or
                             4 for the Participant. The charge will be made sequentially against the Series listed in the Separate Account section in descending order. The
                             General Account will be the last subject to charge.
                             Each Series will be depleted before the next is charged.

WITHDRAWAL CHARGE
  FACTOR FOR                 Certificate Year at
  CERTIFICATES ISSUED              Time of                            Withdrawal
  WITHIN ONE YEAR OF             Termination                            Charge
  THE POLICY DATE:
                                     1                                   .08
                                     2                                   .07
                                     3                                   .06
                                     4                                   .05
                                     5                                   .04
                                     6                                   .03
                                     7                                   .02
                                     8                                   .01
                                 9 or later                              .0

FREE WITHDRAWAL              .10
  FACTOR FOR
  CERTIFICATES ISSUED
  WITHIN ONE YEAR OF
  THE POLICY DATE:

GUARANTEED INTEREST          3.5% for all years.
  RATES FOR CERTIFICATES
  ISSUED WITHIN ONE YEAR
  OF THE POLICY DATE:

                                      -3A-

                              POLICY SPECIFICATIONS


SEPARATE ACCOUNT:            The Owner  may allocate  purchase  payments  to the
                             following SBL Separate Account and the Series in which the Separate Account is invested. Purchase payments may be allocated to the General Account of SBL.

                             Separate Account: VARIFLEX, containing:

                             Money Market Series:  Which is invested in Series C
                               of SBL Fund. Annuity Unit value was set at $1 on 04-01-84. Accumulation Unit value was set at $10 on 04-23-84.

                             High Grade  Income  Series:  Which is  invested  in
                               Series E of SBL Fund. Annuity Unit value was set at $1 on 04-24-85. Accumulation Unit value was set at $10 on 04-24-85.

                             Global Aggressive Bond Series: Which is invested in
                               Series K of SBL Fund. Annuity Unit value was set at $1 on 05-01-95. Accumulation Unit value was set at $10 on 05-01-95.

                             Growth-Income Series: Which is invested in Series B
                               of SBL Fund. Annuity Unit value was set at $1 on 04-01-84. Accumulation Unit value was set at $10 on 04-23-84.

                             Equity Income Series: Which is invested in Series O
                               of SBL Fund. Annuity Unit Value was set at $1 on 05-01-95. Accumulation Unit value was set at $10 on 05-01-95.

                             Managed Asset Allocation Series:  Which is invested
                               in Series N of SBL Fund. Annuity Unit value was set at $1 on 05-01-95. Accumulation Unit value was set at $10 on 05-01-95.

                             Specialized  Asset  Allocation  Series:   Which  is
                               invested in Series M of SBL Fund. Annuity Unit value was set at $1 on 05-01-95. Accumulation Unit value was set at $10 on 05-01-95.

                             Growth Series: Which is invested in Series A of SBL
                               Fund. Annuity Unit value was set at $1 on 04-01-84. Accumulation Unit Value was set at $10 on 04-23-84.

                             Worldwide  Equity  Series:  Which  is  invested  in
                               Series D of SBL Fund. Annuity Unit value was set at $1 on 04-01-84. Accumulation Unit value was set at $10 on 04-23-84.

                             Social  Awareness  Series:  Which  is  invested  in
                               Series S of SBL Fund. Annuity Unit value was set at $1 on 04-23-91. Accumulation Unit value was set at $10 on 04-23-91.

                             Emerging Growth Series: Which is invested in Series
                               J of SBL Fund. Annuity Unit value was set at $1 on 10-01-92. Accumulation Unit value was set at $10 on 10-01-92.

ACTUARIAL RISK FEE:          Accumulation Units:  .00003307502 (1.2% Annually)
  (ARF)                      Annuity Units:  .00003307502 (1.2% Annually)

ALLOCATION FEE FOR           $0.00
  CERTIFICATES ISSUED
  WITHIN ONE YEAR OF
  THE POLICY DATE:

                                      -3B-

                              POLICY SPECIFICATIONS


MINIMUM PURCHASE             The amount of each purchase payment is allocated to
  PAYMENT:                   more than  one Series  or the  General Account  for
                             each Participant must be at least $25.00.

CHANGE OF ACCOUNT            For  each  Certificate,  the Owner  may change  the
  ALLOCATIONS:               allocation  of  future  purchase   payment  to  the
                             General Account and the various  Series.  To make a
                             change,  a written  notice  must be received in the
                             Home  Office of SBL.  No change  can be made  which
                             allocates  less than the  equivalent  of $25.00 per
                             month  for  each  Certificate  to a  Series  or the
                             General  Account.  There  will be no charge for the
                             first   allocation   change  in  a  year  for  each
                             Certificate. For each additional change in a year, a charge of an allocation fee (shown on the Certificate Specifications pages) will be made. A change in allocation will not affect purchase payment allocations before the change.

METHOD OF CHARGING           The  fees  discussed  in  the   Change  of  Account
  ALLOCATION FEE:            Allocations section will be charged sequentially to
                             the   Certificate   Value  in  the  Series  in  the
                             descending order shown in the Separate Account section. Each Series' Certificate Value will be depleted before the next is charged. The General
                             Account will be the last charged.

                                      -3C-

                              POLICY SPECIFICATIONS


TRANSFER  RIGHTS             The  Owner  may  transfer  part  of the Certificate
  (PRIOR TO THE              Value  between the  various  Series and the General
  EFFECTIVE DATE OF A        Account  once every 30 days.  A transfer fee (shown
  SETTLEMENT OPTION):        on the  Certificate  Specifications  pages) will be
                             charged after the first transfer in a certificate year. A transfer within 30 days of the Retirement
                             Date can be made without charge. The total of dollar amounts transferred from the General Account during a certificate year for a Certificate will be limited to the greatest of the three following values:

                             1.  Five thousand dollars ($5000.00).

                             2.  One   third   (1/3)  of  the   amount   of  the
                                 Certificate Value in the General Account at the time of transfer.

                             3.  The product of multiplying "a" by "b", where:

                                 "a" is the total of dollar amounts transferred from the General Account during the previous certificate year.

                                 "b" is 1.2.

SETTLEMENT OPTION,           Once installments have begun,  the Owner may elect,
  TRANSFER AFTER FIRST       once each calendar  year, to convert  annuity units
  INSTALLMENT:               of one Series to annuity  units of another  Series.
                             The  conversion  cannot  be made  within  the 5 day
                             period   prior   to  and   including   the  day  an
                             installment is to be paid. Conversions that would have been made during this 5 day period shall be made on the business day after the installment payment date. This right to convert annuity units does not include the right to convert a variable annuity of any Series into a guaranteed annuity.
                             Neither may a guaranteed annuity be converted to a variable annuity of any Series. The amount of each installment for a payee after the conversion must still be at least $25.00 for each Series.

TRANSFER FEE:                $10.00

METHOD OF CHARGING           The fee  discussed  in the Transfer  Rights section
  TRANSFER FEE:              will be  charged  sequentially  to the  Certificate
                             Value in the Series in the  descending  order shown
                             in  the  Separate  Account  section.   Each  Series
                             Certificate Value will be depleted before the next is charged. The General Account will be the last charged.

                                      -3D-

DEFINITIONS

  PLAN As used in this Policy, the plan shall mean a document or agreement which provides the authority for purchase of the Policy for the Participant(s). The Plan must meet the requirements of the section of the Internal Revenue Code as shown on the Application. The Plan is not a part of this Policy. SBL assumes no obligation under the Plan. The Plan is mentioned merely for reference purposes.

  PARTICIPANT                An eligible  employee,  member, or other person who
                             participates in the Plan.

  ANNUITANT                  A participant who is receiving  Retirement  Annuity
                             installments under this Policy.

  CERTIFICATE                The document  containing the provisions relating to
                             the Certificate Value of a Participant.

  INACTIVE                   A  Participant  for  whom  purchase  payments  have
  PARTICIPANT                ceased  before  his  Retirement   Date,  but  whose
                             Certificate still is in force and has a value.

  CERTIFICATE                The  accumulated  value  of the  purchase  payments
  VALUE                      credited to the General and Separate Accounts for a
                             Participant.   (See   valuation   portion  of  this
                             Policy.)

  RETIREMENT                 A  series  of  installments  purchased  under  this
  ANNUITY                    Policy  for  a  Participant  by  application  of  a
                             benefit   amount   under  the  Payment  of  Annuity
                             Benefits portion of his Certificate.

  STATEMENT OF               The form  completed  by a  Participant  showing all
  PARTICIPANT                personal   data,   including   Account  and  Series
                             allocation.

  PURCHASE                   The amount  contributed  each payment period by the
  PAYMENT                    Owner on behalf of each  participant.  The purchase
                             payment excludes any underwriting charges and any premium for benefits provided by rider. In this Policy premium will mean the amount required by SBL for benefits provided by rider.

GENERAL PROVISIONS

  INTRODUCTION               This  Policy  is a Group  Retirement  Annuity.  The
                             first annuity  installment for each  Participant is
                             determined  from  his  Retirement   Value  and  the
                             Settlement Option Rate.

  THE CONTRACT               The  entire  contract  between  the  Owner  and SBL
                             consists of the Application,  this Policy,  and any
                             endorsements  or riders  attached to the Policy.  A
                             copy of the  Application is attached to this Policy
                             at issue.  All statements  made in the  Application
                             will,   in  the   absence   of  fraud,   be  deemed
                             representations and not warranties. SBL will use no
                             statement  made by or on behalf of any  Participant
                             or  Annuitant  in  defense  to a claim  under  this
                             Policy unless it is in the written  Application  or
                             Statement  of   Participant.   Any  change  in  the
                             contract can be made only with the written  consent
                             of  the  President,   a  Vice  President,   or  the
                             Secretary of SBL.

  INDIVIDUAL                 SBL will issue a Certificate  to each  Participant.
  CERTIFICATES               Each   Certificate   will  show  in  substance  the
                             benefits to which the Participant is entitled under this Policy.

  MISSTATEMENT OF            If the age or the  sex of any  Annuitant  has  been
  AGE OR SEX                 incorrectly  stated, the benefits under this Policy
                             will be those the purchase payments would have purchased for the correct age and sex.

  CLAIMS OF                  The Certificate  Values,  Termination  Values,  and
  CREDITORS                  benefits  under this Policy will be exempt from the
                             claims of creditors to the extent permitted by law.

  DATES Years, months and anniversaries pertaining to the Policy are all measured from the Policy Date. All such dates are shown on the Policy Specifications pages. Years, months, and anniversaries pertaining to Certificate Value are all measured from the Certificate Date. All such dates are shown on the Certificate Specifications pages.

  FACILITY OF                In some cases a payee will,  in the opinion of SBL,
  PAYMENT                    not be able,  for  physical or mental  reasons,  to
                             give a good receipt and  discharge  for any benefit
                             payment due. In this case,  SBL may make payment of
                             the amount  due in  installments  to those  persons
                             whom SBL believes are caring for and supporting the
                             payee. The installment  under this section will not
                             be greater  than $250 per month.  The  installments
                             under this  section  will stop when a claim is made
                             by   a   duly    appointed    guardian   or   legal
                             representative  of  the  payee.   Payment  to  such
                             persons will  discharge SBL from  liability for the
                             installments    paid.    SBL   will    assume    no
                             responsibility   for   the   proper   use   of  the
                             installments paid under this section.

  EVIDENCE OF                SBL may  require  proof that any payee is living on
  SURVIVAL                   any date a  payment  or  installment  is due to the
                             payee. The proof must be satisfactory to SBL.

  DUE PROOF OF               Any of the  following  items will be  sufficient as
  DEATH                      due proof of death:

                               1.  A copy of a certified death certificate.

                               2. A copy of a certified decree of a court of competent jurisdiction as to the finding of death.

                               3. A written statement by a medical doctor who attended the deceased Participant.

                               4.  Any proof satisfactory to SBL.

  CHANGE OF                  SBL  may   unilaterally   amend  the   Policy   and
  CONTRACT BY SBL            Certificates to comply with laws and regulations to
                             which SBL may be subject. SBL may also unilaterally amend the Policy and Certificates to comply with changes in the Internal Revenue Code. SBL is not obligated to make these amendments. SBL shall provide advance notice to the Owner of any such amendment. Anytime after the Date of Issue SBL may change any of the terms of this Policy which will apply to new Participants.

  CHANGE OF                  The  Owner of this  Policy  and SBL may be  written
  CONTRACT BY                agreement  change  the  terms of this  Policy.  The
  MUTUAL AGREEMENT           change  may be  made  retroactive  to the  Date  of
                             Issue.

OWNER

  RIGHTS OF OWNER            The  Owner of this  Policy  is shown on the  Policy
                             Specifications pages.

                             The Owner has all rights in this Policy.

                             The Owner has all of the rights in a certificate while the Participant is living.

                             With the approval of the Owner a participant may exercise some or all the rights of the Owner with respect to the provisions of the Certificate purchased under the terms of this Policy for the participant.

                             Anytime prior to 30 days before a Participant's Retirement Date, the Owner, while the Participant is living, may elect to have the Termination value for a Participant applied under Settlement Options 1, 2, 3, 4, or 5.

                             Anytime prior to 30 days before a Participant's Retirement Date, the Owner may transfer, with the approval of SBL, the Termination Value of a Participant to another Policy being issued by SBL. This privilege is allowed in anticipation of a Participant's retirement.

  CHANGE OF                  If allowed by the Assignment  section of the Policy
  OWNERSHIP                  Specifications Pages, the Owner can designate a new
                             owner by written notice satisfactory to SBL. The change in ownership will take effect as of the date the notice was signed. The change will be subject to any payment made or other action taken by SBL before the change was received by SBL. SBL may require the Policy for endorsement.

 ANNUITY PROVISIONS

  METHOD OF                  If the  Participant  of a certificate  is living on
  PAYMENT                    the Retirement  Date,  the Retirement  Value of the
                             certificate will be applied to provide a 10 year fixed period and life annuity, unless an optional type of annuity is selected by the Owner during the lifetime of the Participant and 30 days prior to the Retirement Date. The installments under the annuity will be paid to the Participant. The optional types of annuity benefits are outlined in the settlement options provisions beginning on page
                             6. Other reasonable settlement options may be available with the approval of SBL. The Retirement
                             Value will not be paid as a single cash payment.

  RETIREMENT VALUE           If applied under settlement  options 1, 2, 3, 4, 5,
                             6, or 7 the Retirement Value will be equal to the Certificate Value. Amount applied under Options 5,
                             6, and 7 will continue to be subject to withdrawal charges on nonscheduled amounts withdrawn. The free withdrawal provision will not be applicable to these nonscheduled amounts withdrawn.

  RETIREMENT DATE            The  Retirement  Date is shown  in the  Certificate
                             Specifications.  In some cases, the Retirement Date
                             may be earlier than 10 years after the  Certificate
                             Date.  In this case,  the Owner may elect to extend
                             the  Retirement  Date  up to  10  years  after  the
                             Certificate   Date.   In  all  other   cases,   the
                             Retirement Date may only be changed with SBL's approval.

DEATH BENEFIT

  BENEFIT AMOUNT             SBL will pay a death benefit to the Beneficiary if:
                             1)  due  proof,   satisfactory   to  SBL,   of  the
                             Participant's death is received at the Home Office;
                             and  2)  such  proof  is  received   prior  to  the
                             Retirement Date; and 3) the Participant's age was 75 or younger at time of death. The death benefit will be the greater of 'a' or 'b' where:

                               a - is the Certificate Value for the Participant.

                               b - is  the  total  of  all   purchase   payments
                                   received by SBL for the certificate less the total of all Termination Values paid for the Participant.

                             If the Participant was older than age 75 as of the death of death, the death benefit will be the Termination Value.

  EFFECT ON POLICY           If applied under one of the settlement options, the
                             date of death of the Participant will be treated as
                             the   Retirement   Date.  If  taken  in  cash,  the
                             certificate will cease to be in force upon payment of the death benefit.

BENEFICIARY

  BENEFICIARY                The Beneficiary of any Participant will receive the
  DESIGNATION AND            benefits,  if any, under this Policy in the case of
  THE WAY TO                 the death of the Participant  while his Certificate
  CHANGE IT                  is still in force.  The Beneficiary is named in the
                             Statement of Participant.  However, the Beneficiary
                             may  be   changed   by   the   Owner   during   the
                             Participant's lifetime. To make a change, a written notice, satisfactory to SBL, must be received at the Home Office. The change will take effect as of the date the notice was signed, even if the Participant has died before SBL receives it, unless
                             SBL has already paid the benefits. SBL may require this Certificate for endorsement.

  DISTRIBUTION OF            More than one primary beneficiary may be named. The
  BENEFITS                   share each is to receive may also be specified. The
                             respective shares will be paid to any primary beneficiary alive at the death of the Participant.
                             If none survive the Participant, payment will be made to any contingent beneficiaries who are alive.
                             Surviving Beneficiaries in the same class will receive equal shares unless otherwise stated.

                             If no Beneficiary survives the Participant, the benefits will be paid to the Participant's estate. If any Beneficiary dies within twenty-four (24) hours after the Participant, the benefits will be paid as if the beneficiary died before the Participant.

PAYMENT OF
ANNUITY BENEFITS

  THE WAY BENEFITS           Except for the life option,  the Owner,  during the
  MAY BE PAID                lifetime  of the  Participant  and 30 days prior to
                             the  Retirement  Date,  has the  right to choose to
                             have  the  benefit   amount  paid  in  one  of  the
                             following ways. In the event of the Participant's death, the Beneficiary may choose one of the options. To make an election, a written notice, satisfactory to SBL, must be received at the Home
                             Office. No election can be put into effect which requires SBL to make a periodic payment of less than $25.00.

                             For settlement options 1, 2, 3, and 4 reference should be made to the Separate Account portion of this Policy. In that portion the definitions of a guaranteed and a variable annuity, and the basis for the value of the second and later installments are given.

PAYMENT OF
BENEFITS (CONTINUED)

  SETTLEMENT                 1.  Life  Option:   Paid  in  annual,   semiannual,
  OPTIONS                        quarterly  or monthly  installments  during the
                                 lifetime of the payee. Table A shows the minimum first monthly installment for each $1,000 of benefit amount applied. The option will only be available with SBL's approval.

                             2. Life with Fixed Period Option: Paid in annual, semiannual, quarterly, or monthly installments. A period of five, ten, fifteen or twenty years may be specified. Installments will be paid for the length of the period, and after for as long as the payee lives. Table A shows the minimum first installment payable monthly for each number of years for $1,000 of benefit amount applied.

                             3. Life with Unit Refund Option: Paid in annual, semiannual, quarterly or monthly installments. Installments will be paid for the length of the period obtained by dividing the benefit amount by the first installment, and for as long after as the payee lives. Table A shows the minimum first monthly installment for each $1,000 of benefit amount applied.

                             4. Joint and Last Survivor Option: Paid in annual, semiannual, quarterly, or monthly installments to the last death of the payee and a named secondary payee. Table B shows the minimum first monthly installment for each $1,000 of benefit amount applied.

                             5. Fixed Period Option: Paid in annual, semiannual, quarterly or monthly installments for a set number of years. Any number of years of at least 5 and not over 20 may be specified. For variable annuity installments, the initial installment will be the product of 'a' times 'b' where:

                                 a - is the accumulation  unit value for the day
                                     the installment is paid.

                                 b - is the number of accumulation units applied
                                     to the option divided by the number of payments selected.

                                 The required number of accumulation units will be withdrawn to pay this installment. Subsequent installments will be calculated from the number of accumulation units not yet redeemed and number of payments remaining in the selected period.

                                 For a guaranteed annuity, the installments will be determined by SBL and will reflect an effective annual interest rate of not less than 2.5%.

                             6. Fixed Installment Option: Paid in equal annual, semiannual, quarterly, or monthly installments. The installments must be not less than $6.25 per $1,000 applied. Installments will be paid until the amount applied, adjusted daily for investment results and expense charges, is paid. On benefit amounts placed in the General Account, interest on the unpaid balance will be paid at an effective yearly rate of not less than 2.5% per year. The last installment will be the remaining amount left with SBL after the last full installment is paid. As of the effective date of the settlement option the size of the installment must be such that the installments are expected to extend for at least five years and not over twenty years.

                             7. Deposit Option: Left on deposit with SBL in the General Account at an effective yearly interest rate of not less than 2% per year. Interest will be paid annually, semiannually, quarterly or monthly as elected. Withdrawal of the amount left on deposit may be made at any time. Withdrawals from the amount left on deposit will be subject to withdrawal charges.

                                     TABLE A
                     SETTLEMENT OPTIONS ONE, TWO, AND THREE
       MINIMUM INITIAL MONTHLY INSTALLMENTS PER $1,000 OF PROCEEDS APPLIED

Age of      Option One                  Option Two                  Option Three
Payee         Life                Year Fixed Period Ends                Unit
              Only           5         10        15        20          Refund
--------------------------------------------------------------------------------
MALE PAYEE
  55          4.45          4.44      4.41      4.37      4.30          4.31
  56          4.52          4.51      4.48      4.43      4.36          4.37
  57          4.60          4.59      4.56      4.50      4.42          4.44
  58          4.68          4.67      4.64      4.57      4.47          4.51
  59          4.77          4.76      4.72      4.65      4.53          4.58
  60          4.87          4.85      4.81      4.72      4.60          4.65
  61          4.97          4.95      4.90      4.80      4.66          4.73
  62          5.07          5.05      5.00      4.89      4.72          4.82
  63          5.19          5.17      5.10      4.97      4.79          4.90
  64          5.31          5.29      5.20      5.06      4.85          5.00
  65          5.44          5.41      5.32      5.15      4.92          5.09
  66          5.58          5.55      5.44      5.24      4.98          5.20
  67          5.73          5.69      5.56      5.34      5.05          5.30
  68          5.89          5.84      5.69      5.44      5.11          5.41
  69          6.06          6.00      5.82      5.54      5.17          5.53
  70          6.24          6.17      5.97      5.64      5.23          5.66
  71          6.43          6.35      6.11      5.74      5.29          5.79
  72          6.63          6.53      6.26      5.84      5.35          5.93
  73          6.84          6.73      6.41      5.94      5.40          6.07
  74          7.07          6.94      6.57      6.04      5.45          6.22
  75          7.31          7.16      6.74      6.14      5.50          6.38
FEMALE PAYEE
  55          4.11          4.11      4.10      4.08      4.05          4.05
  56          4.17          4.17      4.16      4.14      4.10          4.10
  57          4.23          4.23      4.22      4.19      4.15          4.15
  58          4.30          4.29      4.28      4.25      4.21          4.21
  59          4.37          4.36      4.35      4.32      4.27          4.27
  60          4.44          4.44      4.42      4.38      4.33          4.34
  61          4.52          4.51      4.49      4.45      4.39          4.40
  62          4.60          4.59      4.57      4.52      4.45          4.47
  63          4.69          4.68      4.65      4.60      4.52          4.55
  64          4.78          4.77      4.74      4.68      4.58          4.63
  65          4.88          4.87      4.84      4.76      4.65          4.71
  66          4.99          4.98      4.93      4.85      4.72          4.80
  67          5.10          5.09      5.04      4.94      4.79          4.89
  68          5.23          5.21      5.15      5.04      4.86          4.99
  69          5.36          5.34      5.27      5.14      4.94          5.09
  70          5.50          5.48      5.39      5.24      5.01          5.20
  71          5.65          5.62      5.53      5.35      5.08          5.32
  72          5.82          5.78      5.67      5.46      5.15          5.44
  73          5.99          5.95      5.81      5.57      5.22          5.57
  74          6.19          6.14      5.97      5.68      5.29          5.71
  75          6.39          6.33      6.13      5.80      5.35          5.86

Values not shown will be provided upon request. Annual, semiannual, or quarterly installments can be determined by multiplying the monthly installments by 11.812853, 5.9572227, and 2.9914196 respectively.

--------------------------------------------------------------------------------
                                     TABLE B
                             SETTLEMENT OPTION FOUR
       MINIMUM INITIAL MONTHLY INSTALLMENT PER $1,000 OF PROCEEDS APPLIED

        AGE OF                                 AGE OF MALE PAYEE
     FEMALE PAYEE               55       60       62       65       70       75
--------------------------------------------------------------------------------
Until last Death     55        3.85     3.93     3.95     3.99     4.03     4.06
of Two Payees        60        3.98     4.10     4.15     4.21     4.29     4.35
per $1,000 of        62        4.03     4.18     4.23     4.30     4.40     4.48
benefit amount       65        4.11     4.28     4.35     4.35     4.59     4.69
                     70        4.21     4.45     4.54     4.69     4.92     5.11
                     75        4.29     4.58     4.71     4.91     5.26     5.58

Values not shown will be provided upon request. Annual, semiannual, or quarterly installments can be determined by multiplying the monthly installments by 11.812853, 5.9572227, and 2.9914196 respectively.

PAYMENT OF
  BENEFITS
  (CONTINUED)

  ADDITIONAL                 Other  reasonable  provisions  can be made  for the
  PROVISIONS FOR             payment of the benefits under this Policy. Any such
  PAYMENT OF                 provision must be agreed to by SBL.
  BENEFITS
                             Annuity  Settlement options shall be available only
                             with the  consent of SBL if the  proposed  payee be
                             other   than  a  natural   person   not  acting  as
                             fiduciary.

                             The Effective Date of a Settlement Option for options 1 through 6 is the date the first installment is due to the payee. For option 7 the first interest payment will be made at the end of the period selected, with the effective date being the date at the beginning of the period. If the Owner has not made any election to the contrary and the Participant is then living, Settlement Option 2 with a fixed period of 10 years, will become effective on the Retirement Date. The amount applied will be the Retirement Value.

                             Installments required to be paid, if any, after the death of a payee under a settlement option will be paid as due to the surviving or next succeeding payee. The guaranteed rates for options 1 through 4 are based on interest credited at 3.5% Per Year and the 1983 Table A individual annuity mortality table updated for 45 years with factors from Projection Scale G. For Options 5, 6, and 7 the present value will be the amount remaining with SBL.

                             For guaranteed annuity settlements, additional interest may be paid on the amount applied under the various settlement options. The amount and method of payment of the additional interest will be determined by SBL.

                             On the Effective Date of a Settlement Option, the settlement option rates being used for single payment immediate annuity policies of this class, which are then being issued by SBL, may produce a higher first installment than guaranteed in this policy. If this is the case, the Owner may elect to have SBL use the rates from the single payment immediate annuity policies then being issued by SBL. This election can be made only if permitted by the laws of the state where the election is made.

                             At any time, any amount remaining under option 5, 6, or 7 may be withdrawn. A Withdrawal Charge may be made if 5 years have not elapsed from the Effective Date of the Settlement Option. The Surrender Charge will be calculated with a free withdrawal amount of zero. Refer to the Nonforfeiture option of this Policy for details. If the amount withdrawn is at least $2,000, it may be applied to any one of the first four options.

                             When any of the options 1, 2, 3, or 4 are elected, the Owner may choose to increase the installments. Such election: 1) must be made in writing to SBL before the Effective Date of the Settlement Option; and 2) must be accompanied by a cash purchase payment to provide the additional installments. A cash purchase payment of $1,030 is required to increase the installments by the amount indicated per $1,000 of benefit amount shown in Tables A and
                             B. Cash purchase payments applied under this provision which produce a total installment of more than 2 times the installment produced using the benefit amount alone must be approved by SBL.

PURCHASE PAYMENTS

  PAYMENT OF                 This  Policy  will  be  in  force  when  the  first
  PURCHASE                   purchase  payment  is  received  by  SBL.  Purchase
  PAYMENTS                   payments are payable from the Policy Date. For each
                             Participant  purchase payments are payable from the
                             Certificate  Date to the Retirement  Date or to the
                             death of the Participant.  The amount of a purchase
                             payment  may be  increased  or  decreased  from the
                             prior payment amount.  A purchase  payment for each
                             Participant may not be less than $25.00 without the
                             approval of SBL. The total of the purchase payments
                             for  each   Participant  may  not  exceed  $100,000
                             without the approval of SBL. Any excess purchase payments for each Participant will be subject to conditions that SBL may apply at that time.

                             All purchase payments are payable at the Home Office of SBL. If the Owner stops paying purchase payments for any Participant and this Policy is not terminated, the Owner may resume paying purchase payments for that Participant subject to the conditions above.

                             Purchase payment intervals for each Participant are determined by the mode selected by the Owner and shown on the Certificate Specifications pages. The mode of the purchase payment may be changed by notifying SBL in writing.

VALUATION

  ACCUMULATIONS OF           The  purchase  payments  received  by SBL for  each
  PURCHASE PAYMENTS          Participant   from  the  Certificate  Date  to  the
  ALLOCATED TO THE           Retirement  Date will be  applied to  increase  the
  GENERAL ACCOUNT            Certificate Value of his Certificate.  The purchase
                             payments will be deposited in the General Account of SBL and the Series of the Separate Account of SBL as directed by the Owner. The investments of the General Account of SBL meet the requirements for the investment of life and annuity reserves under the insurance code of the state where this Policy was issued.

                             The Certificate Value in the General Account for each Participant on any date will be the Certificate Value in the General Account on the previous anniversary date of the Certificate increased with interest to the date and increased or decreased by the following events occurring after the anniversary date for each Participant:

                               1. Purchase payments received and allocated to the General Account.

                               2.  Benefits paid from the General Account.

                               3. Deductions from the Certificate Value in the General Account for the various charges and fees of the Certificate.

                               4. Transfers of part of the Certificate Value in the General Account to the Separate Account.

                               5. Transfers of part of the Certificate Value in the Separate Account to the General Account.

                               6. Interest on items 1 through 5 from the transaction date to the date.


                             The effective yearly rate of interest used to calculate the Certificate Value in the General Account will be at least the amount shown in the Guaranteed Interest Rate section of the Certificate Specifications. SBL may, at the decision of its Board of Directors, credit interest in excess of that guaranteed. The amount and method of crediting this excess interest will be determined by SBL.

                             The transfers noted in items 4 and 5 cannot be made unless specific allowance is made for them in the Policy and Certificate Specifications pages.

  SEPARATE ACCOUNT           In  addition  to the  General  Account  Certificate
                             Value, the Certificate Value will be increased by the dollar value of the accumulation units in the Separate Account for each Participant.

  STATE PREMIUM              The Certificate  Value will be reduced by any state
  TAXES                      premium  taxes  which  SBL  is  required  to pay on
                             behalf of the Certificate.

  TOTAL POLICY VALUE         The   Policy   Value   will  be  the  sum  of  each
                             Participant's Certificate Value.

NONFORFEITURE

  POLICY VALUE               The  Policy  Value  will  be as  explained  in  the
                             Valuation  portion of this Policy.  SBL will notify
                             the Owner  annually  of each  Certificate  Value to
                             date.  Each   Certificate  will  cease  to  have  a
                             Certificate Value after termination of this Policy,
                             after   termination  of  the   Certificate,   death
                             benefits are paid, or the Effective Date of a Settlement Option.

  TERMINATION                The Owner may terminate any Certificate or withdraw
  VALUE                      part of the Certificate Value any time prior to the
                             Retirement Date. The request for termination or withdrawal must be sent to the Home Office of SBL in writing. When SBL receives the request it will determine a Termination Value for the Certificate and pay the Termination Value to the Owner.

                             The Termination Value for the Certificate will be the value asked to be withdrawn reduced by a Withdrawal Charge. The Withdrawal Charge will be the product of 'a' times 'b' where:

                               a - is the value asked to be withdrawn.

                               b - is the appropriate  Withdrawal  Charge Factor
                                   shown  on  the   Certificate   Specifications
                                   pages.

                             The value of 'a' in the above product will be reduced if, at the time the request is processed, either or both of 1 or 2 occur:

                               1. The value asked to be withdrawn is greater than the total of the following:

                                   i.    total   purchase   payments   for   the
                                         Certificate received by SBL;

                                   ii. plus any amount by which 'a' was reduced because of item 1 or 2 at the time of any prior withdrawal from the Certificate;

                                   iii. less total prior values asked to be withdrawn from the Certificate.

                               2. This is the first withdrawal processed this year for the Certificate and at the time more than one year has elapsed from the Certificate Date.

                             For item 1, 'a' will be the value  defined  in item
                             1. For item 2, 'a' will be reduced by the Free Withdrawal Amount. The Free Withdrawal Amount is the product of the Certificate Value, at the time the request is processed, times the Free Withdrawal Factor shown on the Certificate Specifications pages. In the case where both item 1 and 2 apply, 'a' will be reduced by the greater of the two possible reductions. In no case will the Withdrawal Charge be less than zero.

                             If a request to withdraw part of the Certificate Value does not state which of the Series or the General Account the value is to be withdrawn from, SBL will deplete the Certificate Value of the Series in the descending order listed under the Separate Account section of the Certificate Specifications pages. The General Account will be the last to be depleted.

                             When part of the Certificate Value is withdrawn, the Certificate Value will be reduced by the value asked to be withdrawn.

                             If the value asked to be withdrawn would reduce the Certificate Value by 90% or more, SBL may terminate the Certificate and pay the Owner the total Termination Value.

                             The Termination Value of each Certificate will always equal or exceed the minimum required by law.

  TERMINATION                Payment of any Termination  Value from the Separate
  VALUE (CONTINUED)          Account  will be made  within 7 days of the day the
                             request is received at the Home Office of SBL, except that a day on which one of the following events occur will not be counted as one of the 7:

                               1. The New York Stock Exchange is closed except for holidays or weekends.

                               2. The Securities and Exchange Commissions has determined that trading on the New York Stock Exchange is restricted.

                               3.  The   Securities   and  Exchange   Commission
                                   permits postponement and so orders.

                               4.  An  emergency   exists,  as  defined  by  the
                                   Securities and Exchange Commission, so that valuation of the assets or disposal of securities is not reasonably practicable.

                             The Termination Value of this Policy will be the sum of the Termination Values of each Certificate. This Policy may be terminated by terminating each of the Certificates.

                             The payment of any Termination Value from the General Account may be deferred by SBL for the amount of time permitted by law. The payment will not be deferred for more than six months from the day the request is received by SBL.

                             Each Certificate will cease to be in force upon payment of the total Termination Value. This Policy will cease to be in force upon payment of the total Termination Values.

  FORCED                     SBL may, at its option, terminate a certificate and
  TERMINATION                pay the Certificate Value to the Owner whenever the
                             following conditions exist for both the Certificate
                             Value in the General and Separate Accounts.

                             For  the  General   Account  prior  to  or  at  the
                             Retirement Date the following two (2) conditions exist

                               1. purchase payments have not been received by SBL for the Certificate for two full years.

                               2. the Certificate Value in the General Account projected to the Retirement Date at the guaranteed interest rate for the Certificate would produce a monthly installment of less than $20 under the settlement option that will be in effect at the Retirement Date under the Certificate.

                             For the Separate Account when either condition 1 or 2 exist:

                               1. if at the Retirement Date the Certificate Value in the Separate and General Accounts is less than $2,000, or would provide a total initial annuity installment of less than $20 per month under the settlement option which will be in effect at the Retirement Date.

                               2. if prior to the Retirement Date no purchase payments have been received for the Certificate for a period of two full years and both of the following conditions exist:

                                   a. the total purchase payments received for the Certificate reduced to reflect any partial withdrawal from the Certificate Value is less than $2,000.

                                   b.  the  total   Certificate   Value  of  the
                                       General and Separate Account is less than $2,000.

SEPARATE ACCOUNT
  PROVISIONS

  INTRODUCTION               This portion of this Policy contains the provisions
                             relating  to the  Separate  Account of SBL to which
                             the  Owner  may  allocate  purchase  payments.  The
                             Separate  Account  and  Series  are  shown  in  the
                             Separate   Account   section   of  the  Policy  and
                             Certificate Specifications pages.

  OWNERSHIP OF               SBL  has  exclusive  and  absolute   ownership  and
  SEPARATE ACCOUNT           control of the assets of the Separate Account.  The
                             Owner  of  this  Policy  is  entitled  to  vote  at
                             meetings  of Owners of  policies  of this  class as
                             required under the Investment  Company Act of 1940.
                             At  his   option   the   Owner  may   solicit   the
                             Participant's vote. SBL will send the Owner at least once each year a report stating the number of accumulation units credited to each Participant's account, a statement of investments held by each Fund, proxy material, and a voting form.

SEPARATE ACCOUNT
PROVISIONS (CONTINUED)

  SEPARATE ACCOUNT           The  Separate  Account  which  is  invested  in the
  DEFINED                    Series,  as  shown  on  the  Policy  Specifications
                             pages,  has been  established by SBL under the laws
                             of  Kansas.   The   Separate   Account  is  a  unit
                             investment   trust.   When  used  in  this  Policy,
                             Separate Account will mean the assets of SBL in the
                             Separate Account shown on the Policy Specifications
                             pages.  The Separate Account was established by SBL
                             to  provide  variable  benefits  for this  class of
                             policies.  The income,  gains,  and losses from the
                             Separate  Account  will be charged  to it,  without
                             regard  to  the   experience   of  other   Separate
                             Accounts.

  FUNDS DEFINED              The  Series  of  the  Separate   Account  each  are
                             invested wholly in the Series of the Fund(s) as shown on the Policy Specifications pages. The Funds are diversified, open-end management investment companies registered under the Investment Company
                             Act of 1940.

  GUARANTEED                 A   guaranteed   annuity   is   an   annuity   with
  ANNUITY DEFINED            installments  which  are  guaranteed  as to  dollar
                             amount throughout the payment period. The reserves, required by law to be maintained, to fund the installments will be held in the General Account of SBL. The installments for a guaranteed annuity must be at least $25.00.

  VARIABLE ANNUITY           In contrast,  a variable annuity is an annuity with
  DEFINED                    installments   varying  with  the  net   investment
                             results of a Series  within the  Separate  Account.
                             The first installment is determined by using the values in Table A or B and settlement options 1, 2, 3, or 4 of the Payment of Benefits portion of this Policy. Also, other reasonable provisions for the first installment can be made. Any such provision must be agreed to by SBL.

                             After the first installment is determined for a particular Series the number of annuity units is determined by dividing the first installment by the annuity unit value for that day for each Series from which installments are to be made. The amount of each subsequent installment is that number of annuity units for the Series multiplied by the annuity unit value for the Series for the day the installment is due. The sum of the installments for all Series and the General Account is the total installment the payee will receive.

                             The first installment from each Series must be at least $25.00. If at any time any installment from any Series becomes less than $25.00 for a payee, SBL may change the frequency of installments. The change will be such as will result in installments of at least $25.00.

                             SBL guarantees that the dollar amount of any variable annuity installment will not be affected by the mortality experience of the payees. SBL also guarantees that the variable annuity installment will not be affected by the actual expenses of administering the benefits.

                             For the life contingent variable annuity settlement options 1, 2, 3, or 4 annuity units will be the accounting device used to calculate the periodic installments. For nonlife contingent variable annuity settlement options 5, 6, and 7 accumulation units will be the accounting device. Accumulation units will be redeemed at current value to pay the periodic installments until the benefit amount applied adjusted for investment experience and expense charges is depleted.

                             At the time of election of a Settlement Option, the Owner may specify how the total benefit amount for each payee is to be allocated between the Series and the General Account for calculation of the first installments. If the allocation is not specified, the benefit amount as it then exists among the Series and the General Account will be applied to calculate the first installments.

  VALUING FIRST              For  calculating  the  first   installment  for  an
  ANNUITY                    annuity,   the  value  of  the  accumulation  units
  INSTALLMENT                applied to  settlement  options 1, 2, 3, or 4, will
                             be the value at the end of the second day before the first installment is paid. For settlement options 5, 6, and 7, the value of the accumulation units applied will be the value on the day the installment is paid.

  INVESTMENT                 The Gross Investment Factor (GIF) for any day for a
  FACTORS                    Series of the  Separate  Account  is equal to value
                             'a' divided by value 'b'.  For each  Series,  value
                             'a' is the sum of the net asset value per share of the Series of the Fund(s) in which the Series is invested at the close of business on that day plus the dividends or other distributions per share on that day. Value 'b' is the net asset value per share at the close of business on the preceding day. On days when the New York Stock Exchange is not open for trading, the GIF is one. No purchase, benefit, or installment payments will be made on days when the New York Stock Exchange is closed.

                             The Net Investment Factor (NIF) for any day for a Series is the GIF for the Series less the Actuarial Risk Fee (ARF) and less a deduction for any increases in the income tax expense for the Series for the day. The ARF is shown on the Policy Specifications pages.

SEPARATE ACCOUNT
PROVISIONS (CONTINUED)

  ACCUMULATION               The value of an  accumulation  unit for each Series
  UNIT VALUES                of the Separate  Account on any day is equal to 'a'
                             divided  by 'b'.  For each  Series,  'a' is the net
                             asset  value  (NAV) of the  shares of the Series of
                             the Fund(s) in which the Series is invested reduced
                             by:

                             1.  The   product   of  the   previous   day's  NAV
                                 multiplied by the ARF.

                             2. Any deduction for provision for federal income tax.

                             For each Series, 'b' is the number of accumulation units of the Series at the beginning of the day. The value of an accumulation unit may increase or decrease.

                             Dividend and other cash distributions made by the Series of the Fund(s) to the Series will be reinvested in additional mutual fund shares of the same Series of the Fund(s) and the value of an accumulation unit will be increased. The Charges and Fees, explained in that section of the Certificate Specifications pages will result in the sale of shares of the Fund and a reduction of the accumulation units credited to each Certificate. Purchase payment amounts allocated to each Series will be used by SBL to purchase additional accumulation units of that Series for each certificate. The number of units purchased will be the amount allocated to the Series divided by the value of one accumulation unit for the Series on the day the purchase payment is received by SBL. Benefit payments because of death or by withdrawal of part or all of the Termination Value will result in a reduction of the number of accumulation units credited to each Certificate. The reduction will be sufficient to generate the necessary Certificate Value change.

  ANNUITY UNIT               The annuity unit value  associated with a Series of
  VALUES                     the Separate  Account for any day is  determined by
                             multiplying   the   annuity   unit  value  for  the
                             immediately preceding day by the product of 'a' times 'b'.

                               a - is the NIF for the  Series for the second day
                                   preceding the date for which the value is being determined.

                               b - is the daily Interest  Neutralization  Factor
                                   (INF) of .9999057540.

                             The INF is required to neutralize the assumed interest rate built into Tables A and B. The value of an annuity unit may increase or decrease. The first annuity unit value and the date it was set for each Series is shown in the Separate Account Section of the Policy and Certificate Specifications pages.

  SPLITTING UNITS            SBL has the right to split the value of any annuity
                             or accumulation unit if such is deemed to be in the best interest of the Owner, the Participant, the Annuitant and SBL. Any split made will be made equitably and will have no material effect on the benefits and provisions of this Policy.

  FLUCTUATION                The   Policy   Value,    Certificate   Value,   and
  OF VALUES                  Termination  Value of the  Separate  Account may be
                             less than the total value of the purchase  payments
                             allocated   to   it   adjusted   for   withdrawals,
                             transfers, and benefits. SBL does not generate the investment performance of the Series of the Fund(s) in which the Separate Account is invested.

                       A BRIEF DESCRIPTION OF THIS POLICY


This is a FLEXIBLE PREMIUM DEFERRED RETIREMENT ANNUITY POLICY:

- Benefit installments begin on the Maturity Date using the method as specified in this Policy.

- A Death Benefit is payable if the Annuitant dies prior to the Maturity Date.

- Flexible purchase payments are payable until the Maturity Date or until the prior death of the Annuitant.

ALL PAYMENTS AND VALUES PROVIDED BY THIS POLICY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

                                  [SBLIC LOGO]
          700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001 (913) 295-3000

                     SECURITY BENEFIT LIFE INSURANCE COMPANY

                   A MUTUAL COMPANY/FOUNDED IN 1892/TOPEKA KS




Security Benefit Life, subject to the terms of the Group Policy, will pay the following benefits:

1. Annuity installments to the Participant, if living on the Retirement Date, derived from applying the Retirement Value to a settlement option as specified in this Certificate.

2. The Death Benefit when due proof of the Participant's death prior to the Retirement Date is received at the Home Office at 700 Harrison, Topeka, Kansas 66636-0001.

This and the following pages summarize the Policy as it relates to the Participant.

This Certificate may be returned within 10 days after the Owner receives it by delivering or mailing it to the Home Office for the agent through whom it was purchased. Immediately on such delivery or mailing, this Certificate shall be deemed void from the beginning. Any purchase payments paid on behalf of the Participant and allocated to the General Account will be refunded. The Certificate Value of the Separate Account as of the date the Certificate is received by SBL will be refunded. Any fees or charges on the purchase payments paid and allocated to the Separate Account will be refunded.

SBL,  when used in this  Certificate  means  Security  Benefit Life  Insurance
Company




             ROGER K. VIOLA                        HOWARD R. FRICKE
                Secretary                             President




         FLEXIBLE PREMIUM GROUP DEFERRED RETIREMENT ANNUITY CERTIFICATE

                                   providing a

                             MEMORANDUM OF COVERAGE

ALL PAYMENTS AND VALUES PROVIDED BY THIS CERTIFICATE, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

                                  [SBLIC LOGO]
          700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001 (913) 295-3000

GV6316C (1-88)

                                 A GUIDE TO THE
                         PROVISIONS OF YOUR CERTIFICATE


PROVISION                         CONTENTS

POLICY SPECIFICATIONS             Participant dates, plan, payment,  certificate
                                  number,  kind  of  benefit,  fees  &  charges,
                                  factors, interest rates, separate account./PG.
                                  3

GENERAL PROVISIONS                Introduction,  the contract,  misstatement  of
                                  age or sex, claims of creditors, dates, change of contract./PG. 4

OWNER Rights of Owner, change of ownership (if allowed)./PG. 5

ANNUITY PROVISION                 Method   of   payment,    retirement    value,
                                  retirement date./PG. 5

DEATH BENEFIT                     Benefit amount, effect on certificate./PG. 5

BENEFICIARY                       Designation and way to change, distribution of
                                  benefits./PG. 5

PAYMENT OF BENEFITS               Way benefits may be paid,  settlement options,
                                  additional provisions./PG. 5-8

PURCHASE PAYMENTS                 Payment of purchase payments./PG. 9

VALUATION                         Value of General  Account,  Separate  Account,
                                  state premium taxes./PG. 9

NONFORFEITURE                     Certificate value,  termination value,  forced
                                  termination./ PG. 10-11

SEPARATE ACCOUNT PROVISIONS       Introduction,  ownership of Separate  Account,
                                  Separate  Account   defined,   funds  defined,
                                  guaranteed annuity, variable annuity, valuing first annuity installment, investment factors, accumulation unit value, annuity unit value, splitting units, fluctuation of values./PG.
                                  11-13

STATEMENT OF PARTICIPANT          Beneficiary, allocation of purchase payment to
                                  accounts.

                           CERTIFICATE SPECIFICATIONS


PARTICIPANT:        John Doe

POLICY NUMBER:      Specimen

CERTIFICATE NUMBER: Specimen

DATE OF BIRTH
  AND SEX:          August 19, 1952, Male

CERTIFICATE DATE:   Date first purchase payment received by SBL for Participant.

DATE OF ISSUE OF    December 31, 1987
  CERTIFICATE:

RETIREMENT DATE:    August 19, 2017

STIPULATED
  PURCHASE
  PAYMENT:          $340.00

MODE OF PAYMENT:    Monthly

KIND OF BENEFIT:    Retirement Annuity Installments

ASSIGNMENT:         The rights under this Certificate may not be assigned.

PLAN:               The ABC Unified School District Tax Deferred Annuity Plan

OWNER OF POLICY:    Trustees of the ABC Unified School District TDA Plan

                           CERTIFICATE SPECIFICATIONS


FEES & CHARGES:              A $30.00 per year fee will be charged  against  the
                             Certificate Value on each December 31st and the date the Certificate Value is terminated (First and last fee prorated to the nearest $1). No charge will be made after the Effective Date of Settlement
                             Option 1, 2, 3, or 4. The charge will be made sequentially against the Series listed in the Separate Account section in descending order. The
                             General Account will be the last subject to charge.
                             Each subaccount will be depleted before the next is charged.

WITHDRAWAL CHARGE
  FACTOR:
                             Certificate Year at
                                   Time of                      Withdrawal
                                 Termination                      Charge

                                      1                            .08
                                      2                            .07
                                      3                            .06
                                      4                            .05
                                      5                            .04
                                      6                            .03
                                      7                            .02
                                      8                            .01
                                 9 or later                        .0

FREE WITHDRAWAL FACTOR:      .10

GUARANTEED INTEREST
  RATES:                     3.5% All Years.

PLAN: As used in this Certificate, the Plan shall mean a document or agreement which provides the authority for purchase of this Certificate for the Participant. The Plan must meet the requirements of the section of the Internal Revenue Code as shown on the Application. The Plan is not a part of this Certificate. SBL assumes no obligation under the Plan. The Plan is mentioned merely for reference purposes.

                                      -3A-

                           CERTIFICATE SPECIFICATIONS

SEPARATE ACCOUNT:            The Owner may  allocate  purchase  payments  to the
                             following SBL Separate Account and the Series in which the Separate Account is invested. Purchase payments may be allocated to the General Account of SBL.

                             Separate Account: VARIFLEX, containing:

                             Money Market Series:  Which is invested in Series C
                               of SBL Fund. Annuity Unit value was set at $1 on 04-01-84. Accumulation Unit Value was set at $10 on 04-23-84.

                             High Grade  Income  Series:  Which is  invested  in
                               Series E of SBL Fund. Annuity Unit value was set at $1 on 04-24-85. Accumulation Unit value was set at $10 on 04-24-85.

                             Global Aggressive Bond Series: Which is invested in
                               Series K of SBL Fund. Annuity Unit value was set at $1 on 05-01-95. Accumulation Unit value was set at $10 on 05-01-95.

                             Growth-Income Series: Which is invested in Series B
                               of SBL Fund. Annuity Unit value was set at $1 on 04-01-84. Accumulation Unit value was set at $10 on 04-23-84.

                             Equity Income Series: Which is invested in Series O
                               of SBL Fund. Annuity Unit value was set at $1 on 05-01-95. Accumulation Unit value was set at $10 on 05-01-95.

                             Managed Asset Allocation Series:  Which is invested
                               in Series N of SBL Fund. Annuity Unit value was set at $1 on 05-01-95. Accumulation Unit value was set at $10 on 05-01-95.

                             Specialized  Asset  Allocation  Series:   Which  is
                               invested in Series M of SBL Fund. Annuity Unit value was set at $1 on 05-01-95. Accumulation Unit value was set at $10 on 05-01-95.

                             Growth Series: Which is invested in Series A of SBL
                               Fund. Annuity Unit value was set at $1 on 04-01-84. Accumulation Unit value was set at $10 on 04-23-84.

                             Worldwide  Equity  Series:  Which  is  invested  in
                               Series D of SBL Fund. Annuity Unit value was set at $1 on 04-01-84. Accumulation Unit value was set at $10 on 04-23-84.

                             Social  Awareness  Series:  Which  is  invested  in
                               Series S of SBL Fund. Annuity Unit value was set at $1 on 04-23-91. Accumulation Unit value was set at $10 on 04-23-91.

                             Emerging Growth Series: Which is invested in Series
                               J of SBL Fund. Annuity Unit value was set at $1 on 10-01-92. Accumulation Unit value was set at $10 on 10-01-92.

ACTUARIAL RISK FEE:          Accumulation Units:   .00003307502 (1.2% Annually)
  (ARF)                      Annuity Units:  00003307502 (1.2% Annually)

ALLOCATION FEE:              $0.00

                                      -3B-

                           CERTIFICATE SPECIFICATIONS


MINIMUM PURCHASE             The amount of each  purchase  payment  allocated to
  PAYMENT:                   each of the Series or the General  Account  must be
                             at least $25.00.

CHANGE OF ACCOUNT            The  Owner  may  change  the  allocation  of future
  ALLOCATIONS:               purchase  payments to the  General  Account and the
                             various Series.  To make a change, a written notice
                             must be  received  in the Home  Office  of SBL.  No
                             change  can be made which  allocates  less than the
                             equivalent  of $25.00  per month to a Series or the
                             General  Account.  There  will be no charge for the
                             first  allocation   change  in  a  year.  For  each
                             additional change in a year, a charge of an Allocation Fee (shown previously) will be made. A change in allocation will not affect purchase payment allocations before the change.

METHOD OF CHANGING           The fee discussed in Change of Account  Allocations
  ALLOCATION FEE:            section  will  be  charged   sequentially   to  the
                             Certificate Value in the Series in the descending order shown in the Separate Account section. Each
                             Series' Certificate Value will be depleted before the next is charged. The General Account will be the last charged.

                                      -3C-

                   CERTIFICATE SPECIFICATIONS


TRANSFER RIGHTS              The  Owner  may  transfer  part of the  Certificate
  (PRIOR TO THE              Value  between the  various  Series and the General
  EFFECTIVE DATE OF A        Account  once every 30 days.  A transfer fee (shown
  SETTLEMENT OPTION):        following) will be charged after the first transfer
                             in a certificate year. A transfer within 30 days of
                             the Retirement Date can be made without charge. The
                             total  of  dollar  amounts   transferred  from  the
                             General Account during a certificate year will be limited to the greatest of the three following values:

                               1.  Five thousand dollars ($5,000.00).

                               2.  One  third   (1/3)  of  the   amount  of  the
                                   Certificate Value in the General Account at time of transfer.

                               3.  The product of multiplying "a" by "b", where:

                                   "a"   is  the   total   of   dollar   amounts
                                   transferred from the General Account during the previous certificate year.

                                   "b" is 1.2.

SETTLEMENT OPTION,           Once  installments have begun, the Owner may elect,
  TRANSFER AFTER             once each calendar  year, to convert  annuity units
  FIRST INSTALLMENT:         of one Series to annuity  units of another  Series.
                             The  conversion  cannot be made within the five day
                             period   prior   to  and   including   the  day  an
                             installment is to be paid. Conversions that would have been made during this five day period shall be made on the business day after the installment payment date. This right to convert annuity units does not include the right to convert a variable annuity of any Series into a guaranteed annuity.
                             Neither may a guaranteed annuity be converted to a variable annuity of any Series. The amount of each installment after the conversion must still be at least $25.00 for each Series.

TRANSFER FEE:                $10.00

METHOD OF CHARGING           The fee  discussed in the Transfer  Rights  section
  TRANSFER FEE:              will be  charged  sequentially  to the  Certificate
                             Value in the Series in the  descending  order shown
                             in  the  Separate  Account  section.   Each  Series
                             Certificate Value will be depleted before the next is charged. The General Account will be the last charged.

                                      -3D-

GENERAL PROVISION

  INTRODUCTION               The Policy is a Group Retirement Annuity. The first
                             annuity   installment   is   determined   from  the
                             Retirement Value and the Settlement Option Rate.

  THE CONTRACT               The  entire  contract  between  the  Owner  and SBL
                             consists  of  the  Application,   the  Policy,  any
                             endorsements  or riders  attached to the Policy.  A
                             copy of the Statement of Participant is attached to
                             this  Certificate at issue.  All statements made in
                             the Statement of  Participant  will, in the absence
                             of  fraud,  be  deemed   representations   and  not
                             warranties. SBL will use no statement made by or on
                             behalf of the  Participant to void the  Certificate
                             unless  it  is  in  the  written   Application   or
                             Statement  of   Participant.   Any  change  in  the
                             contract can be made only with the written  consent
                             of  the  President,   a  Vice  President,   or  the
                             Secretary of SBL.

  INCONTESTABILITY           SBL will not contest this Certificate  after it has
                             been  in  force   during   the   lifetime   of  the
                             Participant for 2 years from its Date of Issue.

  MISSTATEMENT OF            If the age or the  sex of any  Annuitant  has  been
  AGE OR SEX                 incorrectly   stated,   the  benefits   under  this
                             Certificate will be those the purchase payments would have purchased for the correct age and sex.

  CLAIMS OF CREDITORS        The  Certificate  Value,   Termination  Value,  and
                             benefits under this Certificate will be exempt from the claims of creditors to the extent permitted by law.

  DATES Years, months and anniversaries are all measured from the Certificate Date. The contestable period begins with the Date of Issue of this Certificate. All dates shown are on the Certificate Specifications pages.

  FACILITY OF PAYMENT        In some cases a payee will,  in the opinion of SBL,
                             not be able,  for  physical or mental  reasons,  to
                             give a good receipt and  discharge  for any benefit
                             payment due. In this case,  SBL may make payment of
                             the amount due in installments to those persons who
                             SBL  believes  are  caring for and  supporting  the
                             payee. The installment  under this section will not
                             be greater  than $250 per month.  The  installments
                             under this  section  will stop when a claim is made
                             by   a   duly    appointed    guardian   or   legal
                             representative  of  the  payee.   Payment  to  such
                             persons will  discharge SBL from  liability for the
                             installments    paid.    SBL   will    assume    no
                             responsibility   for   the   proper   use   of  the
                             installments paid under this section.

  EVIDENCE OF SURVIVAL       SBL may  require  proof that any payee is living on
                             any date a payment or installment is due to the payee. The proof must be satisfactory to SBL.

  DUE PROOF OF DEATH         Any of the  following  items will be  sufficient as
                             due proof of death:

                               1.  A copy of a certified death certificate.

                               2. A copy of a certified decree of a court or competent jurisdiction as to the finding of death.

                               3. A written statement by a medical doctor who attended the deceased participant.

                               4.  Any proof satisfactory to SBL.

  CHANGE OF                  SBL may  unilaterally  amend  the  Policy  and this
  CONTRACT BY SBL            Certificate to comply with laws and  regulations to
                             which SBL may be subject. SBL may also unilaterally amend the Policy and this Certificate to comply with changes in the Internal Revenue Code. SBL is not obliged to make these amendments. SBL shall provide advance notice to the Owner of any such amendment.

  CHANGE OF CONTRACT         The Owner and SBL may by written  agreement  change
  MUTUAL AGREEMENT           any of the terms of the  Policy.  The change may be
                             made retroactive to the Date of Issue of the Policy.

OWNER

  RIGHTS OF OWNER            The   Owner  of  the   Policy,   is  shown  on  the
                             Certificate Specifications pages.

                             The owner has all rights in the Policy.

                             The Owner has all of the rights in this Certificate while the Participant is living.

                             With the approval of the Owner the Participant may exercise some or all the rights of the Owner with respect to the provisions of this Certificate purchased under the terms of the Policy for the Participant.

                             Anytime prior to 30 days before the Retirement Date the Owner while the Participant is living may elect to have the Termination Value applied under option 1, 2, 3, 4, or 5.

                             Anytime prior to 30 days before the Participant's Retirement Date, the Owner may transfer with the approval of SBL the Termination Value for a Participant to another policy of SBL. This privilege is allowed in anticipation of the Participant's retirement.

  CHANGE OF OWNERSHIP        If allowed by the Assignment  section of the Policy
                             Specifications Pages, the Owner can designate a new owner by written notice satisfactory to SBL. The change in ownership will take effect as of the date the notice was signed. The change will be subject to any payment made or other action taken by SBL before the change was received. SBL may require the Policy for endorsement.

ANNUITY PROVISION

  METHOD OF PAYMENT          If the Participant of this Certificate is living on
                             the Retirement Date, the Retirement Value of this Certificate will be applied to provide a 10 year fixed period and life annuity, unless an optional type of annuity is selected by the Owner during the lifetime of the Participant and 30 days prior to the Retirement Date. The installments under the annuity will be paid to the Participant. The optional types of annuity benefits are outlined in the settlement options provisions beginning on page
                             5. Other reasonable settlement options may be available with the approval of SBL. The Retirement
                             Value will not be paid as a single cash payment.

  RETIREMENT VALUE           If applied under settlement  options 1, 2, 3, 4, 5,
                             6, or 7 the Retirement Value will be equal to the Certificate Value. Amounts applied under Options 5,
                             6, and 7 will continue to be subject to withdrawal charges on nonscheduled amounts withdrawn. The free withdrawal provision will not be applicable to these nonscheduled amounts withdrawn.

  RETIREMENT DATE            The  Retirement  Date is shown  in the  Certificate
                             Specifications.  In some cases, the Retirement Date
                             may be earlier than 10 years after the  Certificate
                             Date.  In this case,  the Owner may elect to extend
                             the  Retirement  Date  up to  10  years  after  the
                             Certificate   Date.   In  all  other   cases,   the
                             Retirement Date may only be changed with SBL's approval.

DEATH BENEFIT

  BENEFIT AMOUNT             SBL will pay a death benefit to the Beneficiary if:
                             1)  due  proof,   satisfactory   to  SBL,   of  the
                             Participant's death is received at the Home Office;
                             2) such proof is received  prior to the  Retirement
                             Date; and 3) the Participant's age was 75 or younger at the time of death. The death benefit will be the greater of 'a' or 'b' where:

                               a - is the Certificate Value.

                               b - is  the  total  of  all   purchase   payments
                                   received   by  SBL  less  the  total  of  all
                                   Termination Values paid.

                             If the  Participant was older than age 75 as of the
                             date  of   death,   the  death   benefit   will  be
                             Termination Value.

  EFFECT ON CERTIFICATE      If applied under one of the settlement options, the
                             date of death of the Participant will be treated as
                             the  Retirement   Date.  If  taken  in  cash,  this
                             Certificate will cease to be in force upon payment of the death benefit.

BENEFICIARY

  BENEFICIARY                The Beneficiary will receive the benefits,  if any,
  DESIGNATION                under  this  Policy in the case of the death of the
  AND THE WAY                Participant  while  this  Certificate  is  still in
  TO CHANGE IT               force. The Beneficiary is named in the Statement of
                             Participant.   However,   the  Beneficiary  may  be
                             changed by the Owner during the Participant's lifetime. To make a change, a written notice, satisfactory to SBL, must be received at the Home
                             Office. The change will take effect as of the date the notice was signed, even if the Participant has died before SBL receive it, unless SBL has already paid the benefits. SBL may require this Certificate for endorsement.

  DISTRIBUTION OF            More than one Primary Beneficiary may be named. The
  BENEFITS                   share each is to receive may also be specified. The
                             respective  shares  will  be  paid  to any  Primary
                             Beneficiary  alive at the death of the Participant.
                             If none survive the Participant, payment will be made to any Contingent Beneficiaries who are alive.
                             Surviving Beneficiaries in the same class will receive equal shares unless otherwise stated.

                             If no Beneficiary survives the Participant, the benefits will be paid to the Participant's estate. If any Beneficiary dies within twenty-four (24) hours after the Participant, the benefits will be paid as if the Beneficiary died before the Participant.

PAYMENT OF ANNUITY BENEFITS

  THE WAY BENEFITS           Except for the life option,  the Owner,  during the
  MAY BE PAID                lifetime  of the  Participant  and 30 days prior to
                             the  Retirement  Date,  has the  right to choose to
                             have  the  benefit   amount  paid  in  one  of  the
                             following ways. In the event of the Participant's death, the beneficiary may choose one of the options. To make an election, a written notice, satisfactory to SBL, must be received at the Home
                             Office. No election can be put into effect which requires SBL to make a periodic payment of less than $25.00.

                             For settlement options 1, 2, 3, and 4 reference should be made to the Separate Account portion of this Certificate. In that portion the definitions of a guaranteed and a variable annuity, and the basis for the value of the second and later installments are given.

PAYMENT OF BENEFITS
(CONTINUED)

  SETTLEMENT OPTIONS         1.  Life  Option:   Paid  in  annual,   semiannual,
                                 quarterly or monthly installments during the lifetime of the payee. Table A shows the minimum first monthly installment for each $1,000 of benefit amount applied. This option will only be available with SBL's approval.

                             2. Life with Fixed Period Option: Paid in annual, semiannual, quarterly, or monthly installments. A period of five, ten, fifteen, or twenty years may be specified. Installments will be paid for the length of the period, and after for as long as the payee lives. Table A shows the minimum first installment payable monthly for each number of years for $1,000 of benefit amount applied.

                             3. Life with Unit Refund Option: Paid in annual, semiannual, quarterly, or monthly installments. Installments will be paid for the length of the period obtained by dividing the benefit amount by the first installment, and for as long after as the payee lives. Table A shows the minimum first monthly installment for each $1,000 of benefit amount applied.

                             4. Joint and Last Survivor Option: Paid in annual, semiannual, quarterly, or monthly installments to the last death of the payee and a named secondary payee. Table B shows the minimum first monthly installment for each $1,000 of benefit amount applied.

                             5. Fixed Period Option: Paid in annual, semiannual, quarterly, or monthly installments for a set number of years. Any number of years of at least 5 and not over 20 may be specified. For variable annuity installments, the initial installment will be the product of 'a' times 'b' where:

                                 a - is the accumulation  unit value for the day
                                     the installment is paid.

                                 b - is the number of accumulation units applied
                                     to the option divided by the number of payments selected.

                                 The required number of accumulation units will be withdrawn to pay this installment. Subsequent installments will be calculated from the number of accumulation units not yet redeemed and number of payments remaining in the selected period.

                                 For a guaranteed annuity, the installments will be determined by SBL and will reflect an effective annual interest rate of not less than 2.5%.

                             6. Fixed Installment Option: Paid in equal annual, semiannual, quarterly, or monthly installments. The installments must be not less than $6.25 per $1,000 applied. Installments will be paid until the amount applied, adjusted daily for investment results and expense charges, is paid. On benefit amounts placed in the General Account, interest on the unpaid balance will be paid at an effective yearly rate of not less than 2.5% per year. The last installment will be the remaining amount left with SBL after the last full installment is paid. As of the effective date of the settlement option the size of the installment must be such that the installments are expected to extend for at least five years and not over twenty years.

                             7. Deposit Option: Left on deposit with SBL in the General Account at an effective yearly interest rate of not less than 2% per year. Interest will be paid annually, semiannually, quarterly or monthly as elected. Withdrawal of the amount left on deposit may be made at any time. Withdrawals from the amount left on deposit will be subject to withdrawal charges.

                                     TABLE A
                     SETTLEMENT OPTIONS ONE, TWO, AND THREE
       MINIMUM INITIAL MONTHLY INSTALLMENTS PER $1,000 OF PROCEEDS APPLIED

Age of      Option One                  Option Two                  Option Three
Payee          Life               Year Fixed Period Ends                Unit
               Only          5         10        15        20          Refund
--------------------------------------------------------------------------------
MALE PAYEE
  55           4.45         4.44      4.41      4.37      4.30          4.31
  56           4.52         4.51      4.48      4.43      4.36          4.37
  57           4.60         4.59      4.56      4.50      4.42          4.44
  58           4.68         4.67      4.64      4.57      4.47          4.51
  59           4.77         4.76      4.72      4.65      4.53          4.58
  60           4.87         4.85      4.81      4.72      4.60          4.65
  61           4.97         4.95      4.90      4.80      4.66          4.73
  62           5.07         5.05      5.00      4.89      4.72          4.82
  63           5.19         5.17      5.10      4.97      4.79          4.90
  64           5.31         5.29      5.20      5.06      4.85          5.00
  65           5.44         5.41      5.32      5.15      4.92          5.09
  66           5.58         5.55      5.44      5.24      4.98          5.20
  67           5.73         5.69      5.56      5.34      5.05          5.30
  68           5.89         5.84      5.69      5.44      5.11          5.41
  69           6.06         6.00      5.82      5.54      5.17          5.53
  70           6.24         6.17      5.97      5.64      5.23          5.66
  71           6.43         6.35      6.11      5.74      5.29          5.79
  72           6.63         6.53      6.26      5.84      5.35          5.93
  73           6.84         6.73      6.41      5.94      5.40          6.07
  74           7.07         6.94      6.57      6.04      5.45          6.22
  75           7.31         7.16      6.74      6.14      5.50          6.38
FEMALE PAYEE
  55           4.11         4.11      4.10      4.08      4.05          4.05
  56           4.17         4.17      4.16      4.14      4.10          4.10
  57           4.23         4.23      4.22      4.19      4.15          4.15
  58           4.30         4.29      4.28      4.25      4.21          4.21
  59           4.37         4.36      4.35      4.32      4.27          4.27
  60           4.44         4.44      4.42      4.38      4.33          4.34
  61           4.52         4.51      4.49      4.45      4.39          4.40
  62           4.60         4.59      4.57      4.52      4.45          4.47
  63           4.69         4.68      4.65      4.60      4.52          4.55
  64           4.78         4.77      4.74      4.68      4.58          4.63
  65           4.88         4.87      4.84      4.76      4.65          4.71
  66           4.99         4.98      4.93      4.85      4.72          4.80
  67           5.10         5.09      5.04      4.94      4.79          4.89
  68           5.23         5.21      5.15      5.04      4.86          4.99
  69           5.36         5.34      5.27      5.14      4.94          5.09
  70           5.50         5.48      5.39      5.24      5.01          5.20
  71           5.65         5.62      5.53      5.35      5.08          5.32
  72           5.82         5.78      5.67      5.46      5.15          5.44
  73           5.99         5.95      5.81      5.57      5.22          5.57
  74           6.19         6.14      5.97      5.68      5.29          5.71
  75           6.39         6.33      6.13      5.80      5.35          5.86
Values not shown will be provided upon request. Annual, semiannual, or quarterly installments can be determined by multiplying the monthly installments by 11.812853, 5.9572227, and 2.9914196 respectively.

--------------------------------------------------------------------------------
                                     TABLE B
                             SETTLEMENT OPTION FOUR
       MINIMUM INITIAL MONTHLY INSTALLMENT PER $1,000 OF PROCEEDS APPLIED

        AGE OF                                 AGE OF MALE PAYEE
     FEMALE PAYEE               55       60       62       65       70       75
--------------------------------------------------------------------------------
Until last Death     55        3.85     3.93     3.95     3.99     4.03     4.06
of Two Payees        60        3.98     4.10     4.15     4.21     4.29     4.35
per $1,000 of        62        4.03     4.18     4.23     4.30     4.40     4.48
benefit amount       65        4.11     4.28     4.35     4.45     4.59     4.69
                     70        4.21     4.45     4.54     4.69     4.92     5.11
                     75        4.29     4.58     4.71     4.91     5.26     5.58
Values not shown will be provided upon request. Annual, semiannual, or quarterly installments can be determined by multiplying the monthly installments by 11.812853, 5.9572227, and 2.9914196 respectively.

PAYMENT OF BENEFITS
(CONTINUED)

  ADDITIONAL                 Other  reasonable  provisions  can be made  for the
  PROVISIONS                 payment of the benefits under this Certificate. Any
  FOR PAYMENT                such provisions must be agreed to by SBL.
  OF BENEFITS
                             Annuity  Settlement options shall be available only
                             with the  consent of SBL if the  proposed  payee be
                             other   than  a  natural   person   not  acting  as
                             fiduciary.

                             The Effective Date of a Settlement Option for options 1 through 6 is the date the first installment is due to the payee. For option 7 the first interest payment will be made at the end of the period selected, with the effective date being the date at the beginning of the period. If the Owner has not made any election to the contrary and the Participant is then living, Settlement Option 2 with a fixed period of 10 years, will become effective on the Retirement Date. The amount applied will be the Retirement Value.

                             Installments required to be paid, if any, after the death of a payee under a settlement option will be paid as due to the surviving or next succeeding payee. The guaranteed rates for options 1 through 4 are based on interest credited at 3.5% Per Year and the 1983 Table A individual annuity mortality table updated for 45 years with factors from Projection Scale G. For Options 5, 6, and 7 the present value will be the amount remaining with SBL.

                             For guaranteed annuity settlements, additional interest may be paid on the amount applied under the various settlement options. The amount and method of payment of the additional interest will be determined by SBL.

                             On the Effective Date of a Settlement Option, the settlement option rates being used for single payment immediate annuity policies of this class, which are then being issued by SBL, may produce a higher first installment than guaranteed in this Certificate. If this is the case, the Owner may elect to have SBL use the rates from the single payment immediate annuity policies then being issued by SBL. This election can be made only if permitted by the laws of the state where the election is made.

                             At any time, any amount remaining under option 5, 6, or 7 may be withdrawn. A Withdrawal Charge may be made if 5 years have not elapsed from the Effective Date of the Settlement Option. The Surrender Charge will be calculated with a free withdrawal amount of zero. Refer to the Nonforfeiture option of this Policy for details. If the amount withdrawn is at least $2,000, it may be applied to any one of the first four options.

                             When any of the options 1, 2, 3, or 4 are elected, the Owner may choose to increase the installments. Such election 1) must be made in writing to SBL before the Effective Date of the Settlement Option; and 2) must be accompanied by a cash purchase payment to provide the additional installments. A cash purchase payment of $1,030 is required to increase the installments by the amount indicated per $1,000 of benefit amount shown in Tables A and
                             B. Cash purchase payments applied under this provision which produce a total installment of more than 2 times the installment produced using the benefit amount alone must be approved by SBL.

PURCHASE PAYMENTS

  PAYMENT OF
  PURCHASE PAYMENTS          This  Certificate  will be in force  when the first
                             purchase  payment  is  received  by  SBL.  Purchase
                             payments are payable from the  Certificate  Date to
                             the  Retirement   Date  or  to  the  death  of  the
                             Participant.  The amount of a purchase  payment may
                             be increased or  decreased  from the prior  payment
                             amount.  A  purchase  payment  may not be less than
                             $25.00  without the  approval of SBL.  The total of
                             the   purchase   payments   received   under   this
                             Certificate may not exceed $100,000 without the approval of SBL. Any excess purchase payments will be subject to conditions that SBL may apply at that time.

                             All purchase payments are payable at the Home Office of SBL. If the Owner stops paying purchase payments and this Certificate is not terminated, the Owner may resume paying purchase payments subject to the conditions above.

                             Purchase payment intervals are determined by the mode selected by the Owner and shown on the Certificate Specifications pages. The mode of the purchase payment may be changed by notifying SBL in writing.

VALUATION

  ACCUMULATIONS OF           The  purchase  payments  received  by SBL for  this
  PURCHASE PAYMENTS          Certificate   from  the  Certificate  Date  to  the
  ALLOCATED TO THE           Retirement  Date will be  applied to  increase  the
  GENERAL ACCOUNT            Certificate Value of this Certificate. The purchase
                             payments will be deposited in the General Account of SBL and the Series of the Separate Account of SBL as directed by the Owner. The investments of the General Account of SBL meet the requirements for the investment of life and annuity reserves under the insurance code of the state where the Policy was issued.

                             The Certificate Value in the General Account on any date will be the Certificate Value in the General Account on the previous anniversary date of the Certificate increased with interest to the date and increased or decreased by the following events occurring after the anniversary date in regard to this Certificate:

                               1. Purchase payments received and allocated to the General Account.

                               2.  Benefits paid from the General Account.

                               3. Deductions from the Certificate Value in the General Account for the various charges and fees of the Certificate.

                               4. Transfers of part of the Certificate Value in the General Account to the Separate Account.

                               5. Transfers of part of the Certificate Value in the Separate Account to the General Account.

                               6. Interest on items 1 through 5 from the transaction date to the date.

                             The effective yearly rate of interest used to calculate the Certificate Value in the General Account will be at least the amount shown in the Guaranteed Interest Rate section of the Certificate Specifications. SBL may, at the decision of its Board of Directors, credit interest in excess of that guaranteed. The amount and method of crediting this excess interest will be determined by SBL.

                             The transfers noted in items 4 and 5 cannot be made unless specific allowance is made for them in the Policy and Certificate Specifications pages.

  SEPARATE ACCOUNT           In  addition  to the  General  Account  Certificate
                             Value, the Certificate Value will be increased by the dollar value of the accumulation units in the Separate Account purchased for this Certificate.

  STATE PREMIUM TAXES        The Certificate  Value will be reduced by any state
                             premium taxes which SBL is required to pay on behalf of this Certificate.

NONFORFEITURE

  CERTIFICATE VALUE          The  Certificate  Value will be as explained in the
                             Valuation  portion  of this  Certificate.  SBL will
                             notify the Owner annually of the Certificate  Value
                             to  date.  This  Certificate  will  cease to have a
                             Certificate  Value after termination of the Policy,
                             after  termination  of  this   Certificate,   death
                             benefits are paid, or the Effective Date of a Settlement Option.

  TERMINATION VALUE          The Owner may terminate any Certificate or withdraw
                             part of the Certificate Value any time prior to the
                             Retirement  Date.  The request for  termination  or
                             withdrawal  must be sent to the Home  Office of SBL
                             in writing.  When SBL  receives the request it will
                             determine   a   Termination   Value   and  pay  the
                             Termination Value to the Owner.

                             The Termination Value will be the value asked to be withdrawn reduced by a Withdrawal Charge. The Withdrawal Charge will be the product of 'a' times 'b' where:

                               a - is the value asked to be withdrawn.

                               b - is the appropriate  Withdrawal  Charge Factor
                                   shown  on  the   Certificate   Specifications
                                   pages.

                             The value of 'a' in the above product will be reduced if, at the time the request is processed, either or both of 1 or 2 occur:

                               1. The value asked to be withdrawn is greater than the total of the following:

                                   i. total purchase received by SBL for this Certificate;

                                   ii. plus any amount by which 'a' was reduced because of item 1 or 2 at the time of any prior withdrawal from this Certificate;

                                   iii. less total prior values asked to be withdrawn from this Certificate.

                               2. This is the first withdrawal processed this year for the Certificate and at the time more than one year has elapsed from the Certificate Date.

                             For item 1, 'a' will be the value  defined  in item
                             1. For item 2, 'a' will be reduced by the Free Withdrawal Amount. The Free Withdrawal Amount is the product of the Certificate Value, at the time the request is processed, times the Free Withdrawal Factor shown on the Certificate Specifications pages. In the case where both item 1 and 2 apply, 'a' will be reduced by the greater of the two possible reductions. In no case will the Withdrawal Charge be less than zero.

                             If a request to withdraw part of the Certificate Value does not state which of the Series or the General Account the value is to be withdrawn from, SBL will deplete the Certificate Value of the Series in the descending order listed under the Separate Account section of the Certificate Specifications pages. The General Account will be the last to be depleted.

                             When part of the Certificate Value is withdrawn, the Certificate Value will be reduced by the value asked to be withdrawn.

                             If the value asked to be withdrawn would reduce the Certificate Value by 90% or more, SBL may terminate this Certificate and pay the Owner or Participant with the approval of the Owner the total Termination Value.

                             The Termination Value will always equal or exceed the minimum required by law.

                             This Certificate will cease to be in force upon payment of the total Termination Value.

NONFORFEITURE
  (CONTINUED)

  TERMINATION VALUE          Payment of any Termination  Value from the Separate
  (CONTINUED)                Account  will be made  within 7 days of the day the
                             request is received at the Home Office of SBL, except that a day on which one of the following events occur will not be counted as one of the 7:

                               1. The New York Stock Exchange is closed except for holidays or weekends.

                               2. The Securities and Exchange Commissions has determined that trading on the New York Stock Exchange is restricted.

                               3.  The   Securities   and  Exchange   Commission
                                   permits postponement and so orders.

                               4.  An  emergency   exists,  as  defined  by  the
                                   Securities and Exchange Commission, so that valuation of the assets or disposal of securities is not reasonably practicable.

                             The payment of any Termination Value from the General Account may be deferred by SBL for the amount of time permitted by law. The payment will not be deferred for more than six months from the day the request is received by SBL.

  FORCED TERMINATION         SBL may, at its option, terminate a certificate and
                             pay the Certificate Value to the Owner whenever the following conditions exist for both the Certificate
                             Value in the General and Separate Accounts.

                             For  the  General   Account  prior  to  or  at  the
                             Retirement Date the following two (2) conditions exist:

                               1. purchase payments have not been received by SBL for the Certificate for two full years.

                               2. the Certificate Value in the General Account projected to the Retirement Date at the guaranteed interest rate for the Certificate would produce a monthly installment of less than $20 under the settlement option that will be in effect at the Retirement Date under this Certificate.

                             For the Separate Account when either condition 1 or 2 exist:

                               1. if at the Retirement Date the Certificate Value in the Separate and General Accounts is less than $2,000, or would provide a total initial annuity installment of less than $20 per month under the settlement option which will be in effect at the Retirement Date.

                               2. if prior to the Retirement Date no purchase payments have been received for the Certificate for a period of two full years and both of the following conditions exist.

                                   a. the total purchase payments received for the Certificate reduced to reflect any partial withdrawals from the Certificate Value is less than $2,000.

                                   b.  the  total   Certificate   Value  of  the
                                       General and Separate Account is less than $2,000.

SEPARATE ACCOUNT
PROVISIONS

  INTRODUCTION               This  portion  of  this  Certificate  contains  the
                             provisions  relating to the Separate Account of SBL
                             to which the Owner may allocate purchase  payments.
                             The  Separate  Account  and Series are shown in the
                             Separate   Account   section   of  the  Policy  and
                             Certificate Specifications pages.

  OWNERSHIP OF               SBL  has  exclusive  and  absolute   ownership  and
  SEPARATE ACCOUNT           control of the assets of the Separate Account.  The
                             Owner of the Policy is entitled to vote at meetings of Owners of policies of this class as required under the Investment Company Act of 1940. At his option the Owner may solicit the Participant's vote. SBL will send the Owner at least once each year a report stating the number of accumulation units credited to each Participant's account, a statement of investments held by each Fund, proxy material, and a voting form.

  SEPARATE ACCOUNT           The  Separate  Account  which  is  invested  in the
  DEFINED                    Series, as shown on the Certificate  Specifications
                             pages,  has been  established by SBL under the laws
                             of  Kansas.   The   Separate   Account  is  a  unit
                             investment   trust.   When  used  in  this  Policy,
                             Separate Account will mean the assets of SBL in the
                             Separate   Account   shown   on   the   Certificate
                             Specifications Pages. The Separate Account was established by SBL to provide variable benefits for this class of policies. The income, gains, and losses from the Separate Account will be charged to it, without regard to the experience of other
                             Separate Accounts.

  FUNDS DEFINED              The  Series  of  the  Separate   Account  each  are
                             invested  wholly in the  Series of the  Fund(s)  as
                             shown on the Certificate  Specifications pages. The
                             Funds   are   diversified,    open-end   management
                             investment    companies    registered   under   the
                             Investment Company Act of 1940.

  GUARANTEED ANNUITY         A   guaranteed   annuity   is   an   annuity   with
  DEFINED                    installments  which  are  guaranteed  as to  dollar
                             amount throughout the payment period. The reserves, required by law to be maintained to fund the installments will be held in the General Account of SBL. The installments for a guaranteed annuity must be at least $25.00.

SEPARATE ACCOUNT
PROVISIONS (CONTINUED)

  VARIABLE ANNUITY           In contrast,  a variable annuity is an annuity with
  DEFINED                    installments   varying  with  the  net   investment
                             results of a Series within the Separate Account.

                             The first installment is determined by using the values in Table A or B and settlement options 1, 2, 3, or 4 of the Payment of Benefits portion of the Policy. Also, other reasonable provisions for the first installment can be made. Any such provision must be agreed to by SBL.

                             After the first installment is determined for a particular Series the number of annuity units is determined by dividing the first installment by the annuity unit value for that day for each Series from which installments are to be made. The amount of each subsequent installment is that number of annuity units for the Series multiplied by the annuity unit value for the Series for the day the installment is due. The sum of the installments for all Series and the General Account is the total installment the payee will receive.

                             The first installment from each Series must be at least $25.00. If at any time any installment from any Series becomes less than $25.00, SBL may change the frequency of installments. The change will be such as will result in installments of at least $25.00.

                             SBL guarantees that the dollar amount of any variable annuity installment will not be affected by the mortality experience of the payees. SBL also guarantees that the variable annuity installment will not be affected by the actual expenses of administering the benefits.

                             For the life contingent variable annuity settlement options 1, 2, 3, or 4 annuity units will be the accounting device used to calculate the periodic installments. For nonlife contingent variable annuity settlement options 5, 6, and 7 accumulation units will be the accounting device. Accumulation units will be redeemed at current value to pay the periodic installments until the benefit amount applied adjusted for investment experience and expense charges is depleted.

                             At the time of election of a Settlement Option, the Owner may specify how the total benefit amount for each payee is to be allocated between the Series and the General Account for calculation of the first installments. If the allocation is not specified, the benefit amount as it then exists among the Series and the General Account will be applied to calculate the first installment.

  VALUING FIRST              For  calculating  the  first   installment  for  an
  ANNUITY                    annuity,   the  value  of  the  accumulation  units
  INSTALLMENT                applied to  settlement  options 1, 2, 3, or 4, will
                             be the value at the end of the second day before the first installment is paid. For settlement options 5, 6, and 7, the value of the accumulation units applied will be the value on the day the installment is paid.

  INVESTMENT FACTORS         The Gross Investment Factor (GIF) for any day for a
                             Series of the  Separate  Account  is equal to value
                             'a' divided by value 'b'.  For each  Series,  value
                             'a' is the sum of the net asset value per share of the Series of the Fund(s) in which the Series is invested at the close of business on that day plus the dividends or other distributions per share on that day. Value 'b' is the net asset value per share at the close of business on the preceding day. On days when the New York Stock Exchange is not open for trading, the GIF is one. No purchase, benefit, or installment payments will be made on days when the New York Stock Exchange is closed.

                             The Net Investment Factor (NIF) for any day for a Series is the GIF for the Series less the Actuarial Risk Fee (ARF) and less a deduction for any increases in the income tax expense for the Series for the day. The ARF is shown on the Certificate Specifications pages.

SEPARATE ACCOUNT
PROVISIONS (CONTINUED)

  ACCUMULATION               The value of an  accumulation  unit for each Series
  UNIT VALUES                of the Separate  Account on any day is equal to 'a'
                             divided  by 'b'.  For each  Series,  'a' is the net
                             asset  value  (NAV) of the  shares of the Series of
                             the Fund(s) in which the Series is invested reduced
                             by:

                             1.  The   product   of  the   previous   day's  NAV
                                 multiplied by the ARF.

                             2. Any deduction for provision for federal income tax.

                             For each Series, 'b' is the number of accumulation units of the Series at the beginning of the day. The value of an accumulation unit may increase or decrease.

                             Dividend and other cash distributions made by the Series of the Fund(s) to the Series will be reinvested in additional mutual fund shares of the same Series of the Fund(s) and the value of an accumulation unit will be increased. The Charges and Fees, explained in that section of the Certificate Specifications pages will result in the sale of shares of the Fund and a reduction of the accumulation units credited to this Certificate. Purchase payment amounts allocated to each Series will be used by SBL to purchase additional accumulation units of that Series for each certificate.. The number of units purchased will be the amount allocated to the Series divided by the value of one accumulation unit for the Series on the day the purchase payment is received by SBL. Benefit payments because of death or by withdrawal of part or all of the Termination Value will result in a reduction of the number of accumulation units credited to each Certificate. The reduction will be sufficient to generate the necessary Certificate Value change.

  ANNUITY UNIT VALUES        The annuity unit value  associated with a Series of
                             the Separate  Account for any day is  determined by
                             multiplying   the   annuity   unit  value  for  the
                             immediately preceding day by the product of 'a' times 'b'.

                               a - is the NIF for the  Series for the second day
                                   preceding the date for which the value is being determined.

                               b - is the daily Interest  Neutralization  Factor
                                   (INF) of .9999057540.

                             The INF is required to neutralize the assumed interest rate built into Tables A and B. The value of an annuity unit may increase or decrease. The first annuity unit value and the date it was set for each Series is shown in the Separate Account Section of the Policy and Certificate Specifications pages.

  SPLITTING UNITS            SBL has the right to split the value of any annuity
                             or accumulation unit if such is deemed to be in the best interest of the Owner, the Participant, the Annuitant and SBL. Any split made will be made equitably and will have no material effect on the benefits and provisions of the Policy.

  FLUCTUATION                The Certificate  Value and Termination Value of the
  OF VALUES                  Separate  Account  may be less than the total value
                             of the purchase payments allocated to it for this Certificate adjusted for withdrawals, transfers, and benefits. SBL does not guarantee the investment performance of the Series of the Fund(s) in which the Separate Account is invested.

                     SECURITY BENEFIT LIFE INSURANCE COMPANY

                   A MUTUAL COMPANY/FOUNDED IN 1892/TOPEKA, KS




This Policy provides for the accumulation of funds in the General and/or Separate Accounts of the Security Benefit Life Insurance Company. This Policy is issued in consideration of the Application and the payment of purchase payments to SBL. This Policy including the Application and any attachments constitutes the entire contract between the parties. This Policy is issued and accepted subject to all the terms set forth herein. This Policy is delivered in the jurisdiction of issue and is governed by the laws of that jurisdiction.

"SBL", "we", "us", "our", or "the Company" when used in this Policy means the Security Benefit Life Insurance Company. "You", "your", or "Policyholder", when used in this Policy, means the Policyholder shown in the Policy Specifications pages.

This Policy does not make SBL a party to the Plan. The Plan is not a part of this Policy. The Plan is noted for reference purposes only.

Signed for SBL at its Home Office, 700 Harrison, Topeka, Kansas 66636-0001.




             ROGER K. VIOLA                        HOWARD R. FRICKE
                Secretary                             President




                      A BRIEF DESCRIPTION OF THIS POLICY


           This is a FLEXIBLE PREMIUM GENERAL AND SEPARATE ACCOUNT
                      UNALLOCATED GROUP ANNUITY POLICY.

ALL PAYMENTS AND VALUES PROVIDED BY THIS POLICY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

                                  [SBLIC LOGO]
          700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001 (913) 295-3000

GV6317 (2-88)

                                 A GUIDE TO THE
                            PROVISIONS OF YOUR POLICY


PROVISION                         CONTENTS

POLICY SPECIFICATIONS             Fees &  charges,  factors,  interest  rates,
                                  separate account./PG. 3

DEFINITIONS                       Definition of various terms./PG. 4

GENERAL PROVISIONS                Mutual  Amendments,   Unilateral   Amendments,
                                  Agents,  Performance  Date on Nonbusiness Day,
                                  Assignment, Documentation, Plan Qualification,
                                  Limitation of SBL's Liability./PG. 5

DEATH BENEFIT                     Benefit amount./PG. 6

PURCHASE PAYMENTS                 Payment of purchase payments./PG. 6

VALUATION                         Value of General  Account,  Separate  Account,
                                  state premium taxes./PG. 6-7

NONFORFEITURE                     Policy   value,    surrender   value,   forced
                                  termination./PG. 7-8

SEPARATE ACCOUNT PROVISIONS       Introduction,  ownership of Separate  Account,
                                  Separate  Account   defined,   Funds  defined,
                                  accumulation unit values, splitting units, fluctuation of values, transfer rights./ PG.
                                  8-9

ANNUITIES                         Availability./PG. 10

ADDITIONAL SERVICES               Charges for./PG. 10

APPLICATION                       Policyholder,  allocation of purchase  payment
                                  to accounts./Attached to and a part of this policy.

                              POLICY SPECIFICATIONS


Policy Number:  Specimen               Policy Date:  Date first purchase payment
                                                     is received by SBL.

Policyholder:  Trustees of the ABC
               Pension Plan

Plan:  ABC Pension Plan

Sponsoring Organization
 for the Plan:  ABC Company

Jurisdiction of Issue:  Any State, USA

                              POLICY SPECIFICATIONS


SURRENDER CHARGE FACTOR:
                             Policy Year at         Surrender
                                 Time of             Charge
                               Termination           Factor

                                    1                  .08
                                    2                  .07
                                    3                  .06
                                    4                  .05
                                    5                  .04
                                    6                  .03
                                    7                  .02
                                    8                  .01
                               9 or later              -0-

FREE WITHDRAWAL FACTOR:      .10

GUARANTEED INTEREST
  RATES:                     3.5% All Years.

FEES & CHARGES:              A $30.00 per year fee will be charged  against  the
                             Policy Value on each December 31st and the date the Policy is terminated (first and last policy fee prorated to the nearest $1). The charge will be made sequentially against the subaccounts listed in the Separate Account section in descending order.
                             The General Account will be the last subject to charge. Each subaccount will be depleted before the next is charged.

                                      -3A-

                              POLICY SPECIFICATIONS

SEPARATE ACCOUNT:          The  Policyholder may allocate  purchase  payments to
                           any of the subaccounts of the Separate Account of SBL which are listed below:

                           Separate Account: "VARIFLEX" a separate account of SBL having the following subaccounts:

                             Money Market Series:  Which is invested in Series C
                               of SBL Fund. Accumulation Unit value was set at $10 on 04-23-84.

                             High Grade  Income  Series:  Which is  invested  in
                               Series E of SBL Fund. Accumulation Unit value was set at $10 on 04-24-85.

                             Global Aggressive Bond Series: Which is invested in
                               Series K of SBL Fund. Accumulation Unit value was set at $10 on 05-01-95.

                             Growth-Income Series: Which is invested in Series B
                               of SBL Fund. Accumulation Unit value was set at $10 on 04-23-84.

                             Equity Income Series: Which is invested in Series O
                               of SBL Fund. Accumulation Unit value was set at $10 on 05-01-95.

                             Managed Asset Allocation Series:  Which is invested
                               in Series N of SBL Fund. Accumulation Unit value was set at $10 on 05-01-95.

                             Specialized  Asset  Allocation  Series:   Which  is
                               invested in Series M of SBL Fund. Accumulation Unit value was set at $10 on 05-01-95.

                             Growth Series: Which is invested in Series A of SBL
                               Fund. Accumulation Unit value was set at $10 on 04-23-84.

                             Worldwide  Equity  Series:  Which  is  invested  in
                               Series D of SBL Fund. Accumulation Unit value was set at $10 on 04-23-84.

                             Social  Awareness  Series:  Which  is  invested  in
                               Series S of SBL Fund. Accumulation Unit value was set at $10 on 04-23-91.

                             Emerging Growth Series: Which is invested in Series
                               J of SBL Fund. Accumulation Unit value was set at $10 on 10-01-92.

                           The Policyholder may allocate purchase payments to the General Account of SBL.

ACTUARIAL RISK FEE:        For Accumulation Units:  .00003307502 (1.2% Annually)
  (ARF)

TRANSFER FEE:              $0.00

                                      -3B-

DEFINITIONS

  ANNIVERSARY DATES          An  anniversary  date is the same day and  month as
                             the Policy Date for each succeeding calendar year that this Policy remains in force. February 29 will be treated as February 28 for purposes of this definition.

  COMPLETE SURRENDER         A complete  surrender  is a surrender of the entire
                             Policy Value of this Policy. This Policy will be terminated and cease to be in force after a complete surrender.

  DECLARED INTEREST          The declared  interest rate is the annual effective
  RATE                       interest  rate for this  Policy  at which we credit
                             interest to the Policy Value. It will not be less than the Guaranteed Interest Rate shown on Pages
                             3-3B.

  GENERAL ACCOUNT            The  General  Account is  defined in the  valuation
                             section of this Policy on pages 6 and 7. It consists of the assets used to guarantee the insurance obligations of SBL.

  PARTIAL SURRENDER          A partial surrender is a surrender of a fraction of
                             the Policy Value of this Policy.

  PARTICIPANT                A   participant   is  any  person  who   becomes  a
                             Participant under the Plan and remains entitled to benefits in accordance with the terms of the plan.

  PLAN The Plan is identified on the Policy Specifications pages. The Plan is not a part of this Policy. SBL is not a party to the Plan. The Plan is mentioned merely for reference purposes.

  POLICY YEAR                The first policy year is the period from the policy
                             date through the  immediately  preceding day of the
                             next calendar year. Subsequent policy years are the
                             period  from  an   anniversary   date  through  the
                             immediately preceding day of the next calendar year.

  POLICYHOLDER               The  Policyholder is the person or legal entity who
                             may exercise the rights with respect to this Policy. The Policyholder is shown on Pages 3-3B.

  SEPARATE ACCOUNT           The  Separate  Account is  defined in the  Separate
                             Account portion of this Policy on pages 8 and 9. It consists of the assets upon which the variable values of this Policy are based.

  SUBACCOUNT                 The  subaccounts  to which the  owner may  allocate
                             portions of the Policy Value of this Policy are listed on Pages 3-3B. The subaccounts of the Separate Account are invested in the funds shown in the Policy Specifications pages.

  SURRENDER VALUE            The Surrender Value for this Policy is set forth on
                             pages 7 and 8. It is the Policy Value reduced by surrender charges.

GENERAL PROVISIONS

  MUTUAL AMENDMENTS          Any and all terms of this  Policy may be amended by
                             mutual agreement in writing between SBL and the Policyholder. Any amendment to this Policy must be signed by an authorized officer of SBL.

  UNILATERAL                 SBL may  unilaterally  amend this  Policy to comply
  AMENDMENTS                 with  laws  and  regulations  to  which  SBL may be
                             subject. SBL may also unilaterally amend this Policy to comply with changes in the Internal
                             Revenue Code. SBL is not obliged to make these amendments. SBL shall provide advance notice to the Policyholder of any such amendment.

  AGENTS Agents of SBL have no authority to alter or modify any of the terms, conditions or agreements of this Policy, or to waive any of its provisions.

  PERFORMANCE DATE ON        If the due date for any  activity  required by this
  NONBUSINESS DAY            Policy falls on a nonbusiness day, performance will
                             be rendered on the first business day following the due date.

  ASSIGNMENT                 This Policy may not be assigned without the consent
                             of SBL. If permitted, SBL will not guarantee the validity of any assignment.

  DOCUMENTATION              The   Policyholder   shall  provide  SBL  with  any
                             information and documentation required by SBL to comply with state or federal law.

  PLAN QUALIFICATION         The  Plan and any  trust  which is part of the Plan
                             must meet the  requirements  for a  qualified  plan
                             under  Section 401 or 403 of the  Internal  Revenue
                             Code. The policyholder is responsible to obtain and
                             maintain   such   qualified   status.   Should  the
                             Policyholder fail to do so, SBL will have the right to terminate this Policy.

  LIMITATION OF              Except as provided  with  respect to payment to SBL
  SBL'S LIABILITY            for the purchase of annuities  this Policy does not
                             provide for: (a) individual recordkeeping; or (b) for direct payment by SBL to any individual or entity other than the Policyholder. SBL makes no representations that the Policy Value under this Policy will be sufficient to pay benefits under the Plan. The Plan Trustee is entirely responsible to provide benefits under the Plan. The provisions, conditions, and terms of this Policy will govern with respect to all rights and obligations of SBL in spite of any contrary provisions, conditions, and terms of the Plan. SBL is not a party to the Plan. The Plan is not a part of this Policy.

  DATES Years, months and anniversaries are all measured from the Policy Date shown on Pages 3-3B.

  DUE PROOF OF DEATH         Any of the  following  items will be  sufficient as
                             due proof of death:

                             1.  A copy of a certified death certificate.

                             2. A copy of a certified decree of a court or competent jurisdiction as to the finding of death.

                             3. A written statement by a medical doctor who attended the deceased Participant.

                             4.  Any proof satisfactory to SBL.

                             In spite of the preceding conditions SBL may rely completely upon a written statement made by the Policyholder of the death of the Participant.

DEATH BENEFIT

  BENEFIT AMOUNT             SBL will pay a death  benefit  to the  Policyholder
                             upon  receipt  at the Home  Office of 1) due proof,
                             acceptable to SBL, of a  Participant's  death prior
                             to  his  retirement   date  and  2)  the  following
                             necessary information. The death benefit will be an
                             amount not greater  than that under the  provisions
                             of the Plan to be paid in the case of the  death of
                             the   Participant.   The   death   benefit   for  a
                             Participant cannot exceed the present value of the current accrued portion of the pension benefit payable at the normal retirement date under the Plan for the Participant. If the Plan is being funded by more than one method and/or policy, the maximum death benefit payable under this Policy will be reduced. In this case of multiple funding, the maximum death benefit will be reduced by multiplying it by the following ratio of 'a' divided by 'b' where:

                               a - is the Policy Value under this Policy.

                               b - is the  total  of the  Policy  Values  and/or
                                   funds accumulated under all funding methods and/or policies.

                             The Policyholder must provide the information to calculate the death benefit before it will be paid.

                             The death benefit amount will be paid as a partial surrender under this Policy. The partial surrender will be paid without a surrender charge. The partial surrender will not be considered as a free withdrawal. The amount of the partial surrender will not lower the free withdrawal amount available.

PURCHASE PAYMENTS

  PAYMENT OF                 This  Policy  will  be  in  force  when  the  first
  PURCHASE PAYMENTS          purchase  payment  is  received  by  SBL.  Purchase
                             payments are payable from the Policy Date. The amount of a purchase payment may be increased or decreased from the prior payment amount. A purchase payment may not be less than $25.00 without the approval of SBL. The total of the purchase payments may not exceed $2,000,000 without the approval of SBL. Any excess purchase payments will be subject to conditions that SBL may apply at that time.

                             All purchase payments are payable at the Home Office of SBL. If the Policyholder stops paying purchase payments and this Policy is not terminated, the Policyholder may resume paying purchase payments subject to the conditions above.

                             The amount of each purchase payment allocated to each of the subaccounts or the General Account must be at least $25.00. The Policyholder may change the allocation of future purchase payment to the General Account and the various subaccounts. To make a change, a written notice must be received in the Home Office of SBL. No change can be made which allocates less than the equivalent of $25.00 per month to a subaccount or the General Account. A change in allocation will not affect purchase payment allocations before the change.

VALUATION

  ACCUMULATION OF            The  purchase  payments  received  by SBL  will  be
  PURCHASE PAYMENTS          applied  to  increase  the  Policy  Value  of  this
  ALLOCATED TO THE           Policy.  The purchase payments will be deposited in
  GENERAL ACCOUNT            the General  Account of SBL and the  subaccounts of
                             the  Separate  Account  of SBL as  directed  by the
                             Policyholder.   The   investments  of  the  General
                             Account of SBL meet the requirements for the investment of life and annuity reserves under the insurance code of the state where this Policy was issued.

                             The Policy Value in the General Account on any date will be the Policy Value in the General Account on the previous anniversary date of the Policy: 1)
                             increased with interest to the date; and 2) increased or decreased by the following events occurring after the anniversary date:

                               a. Purchase payments received and allocated to the General Account.

                               b.  Benefits paid from the General Account.

                               c. Deductions from the Policy Value in the General Account for the various charges and fees of the Policy.

                               d. Transfers of part of the Policy Value in the General Account to the Separate Account.

                               e. Transfers of part of the Policy Value in the Separate Account to the General Account.

                               f. Interest on items "a" through "e" from the transaction date to the date.

                             The effective yearly rate of interest used to calculate the Policy Value in the General Account will be at least the amount shown in the guaranteed interest rate section of Pages 3-3B. SBL may, at the decision of its Board of Directors, credit interest in excess of that guaranteed. The amount and method of crediting this excess interest will be determined by SBL.

  SEPARATE ACCOUNT           In addition to the General  Account  Policy  Value,
                             the Policy Value will be increased by the dollar value of the accumulation units in the Separate
                             Account.

  STATE PREMIUM TAXES        The  Policy  Value  will be  reduced  by any  state
                             premium taxes which SBL is required to pay on behalf of the Policy.

NONFORFEITURE

  POLICY VALUE               The  Policy  Value  will  be as  explained  in  the
                             valuation portion of this Policy. SBL will notify the Policyholder each year of the Policy Value to date. This Policy will cease to have a Policy Value after termination of this Policy.

  SURRENDER VALUE            The   Policyholder  may  terminate  the  Policy  or
                             surrender part or all of the Policy Value at any time. The request for termination or surrender must be sent to the Home Office of SBL in writing. When
                             SBL receives the request, it will determine a Surrender Value and pay the Surrender Value to the Policyholder.

                             The Surrender Value will be the value asked to be withdrawn reduced by a surrender charge. The surrender charge will be the product of 'a' times 'b' where:

                               a - is the value asked to be withdrawn.

                               b - is the  appropriate  surrender  charge factor
                                   shown in Pages 3-3B.

                             The value of 'a' in the above product will be reduced if, at the time the request is processed, either or both of 1 or 2 occur:

                               1. The value asked to be withdrawn is greater than the total of the following:

                                   i. Total purchase payments for the policy received by SBL;

                                   ii. plus any amount by which 'a' was reduced because of item 1 or 2 at the time of any prior surrender from the policy;

                                   iii.  less   total   prior   Policy    Values
                                         withdrawn from this Policy.

                               2. This is the first surrender processed this calendar month for the Policy and at the time more than one year has elapsed from the Policy Date.

                             For item 1, 'a' will be the value  defined  in item
                             1. For item 2, 'a' will be reduced by the free withdrawal amount. The free withdrawal amount will be the result of item "i " less item "ii" but not less than zero:

                               i.   the  product of the  Policy  Value as of the
                                    last   Anniversary   Date   times  the  free
                                    withdrawal factor shown on Pages 3-3B.

                               ii. prior amounts withdrawn free of surrender charges during the current policy year.

                             In the case where both item 1 and 2 apply, 'a' will be reduced by the greater of the two possible reductions. In no case will the surrender charge be less than zero.

                             If a request for a partial surrender of the Policy Value does not state which of the subaccounts or the General Account the value is to be surrendered from, SBL will deplete the Policy Value of the subaccounts in the descending order listed under the Separate Account section of Pages 3-3B. The General Account will be the last to be depleted.

                             When part of the Policy Value is withdrawn, the Policy Value will be reduced by the value asked to be withdrawn.

                             If the value asked to be withdrawn would reduce the Policy Value by 90% or more, SBL may terminate the Policy and pay the Policyholder the Policy's total Surrender Value.

                             The Surrender Value of this Policy will always equal or exceed the minimum required by law.

NONFORFEITURE
(CONTINUED)

  SURRENDER VALUE            The Surrender Value is a benefit of this Policy.
  (CONTINUED)
                             Payment of any  Surrender  Value from the  Separate
                             Account will be made within 7 days of the day the request is received at the Home Office of SBL, except that a day on which one of the following events occur will not be counted as one of the 7:

                               1. The New York Stock Exchange is closed except for holidays or weekends.

                               2. The Securities and Exchange Commission has determined that trading on the New York Stock Exchange is restricted.

                               3.  The   Securities   and  Exchange   Commission
                                   permits postponement and so orders.

                               4.  An  emergency   exists,  as  defined  by  the
                                   Securities and Exchange Commission, so that valuation of the assets or disposal of securities is not reasonably practicable.

                             The payment of any Surrender Value from the General Account may be deferred by SBL for the amount of time permitted by law. The payment will not be deferred for more than six months from the day the request is received by SBL.

  FORCED TERMINATION         SBL  may,  at its  option,  terminate  this  Policy
                             whenever any of the following conditions exist.

                               1. If the Policy Value at any time from the end of the first policy year to just prior to the end of the third policy year is less than $10,000.

                               2. If the Policy Value at any time at or after the end of the third policy year is less than $20,000.

                               3.  The Plan noted on Pages 3-3B terminates.

                               4.  The  Plan   noted  on  Pages   3-3B   becomes
                                   disqualified under Section 401 or 403 of the Internal Revenue Code of the USA.

                               5.  For any reason after the eighth policy year.

                             If SBL terminates this Policy under this provision, SBL will pay to the Policyholder the Surrender Value. The termination will be processed as a complete surrender.

SEPARATE ACCOUNT
PROVISIONS

  INTRODUCTION               This portion of this Policy contains the provisions
                             relating to the Separate Account of SBL to which the Policyholder may allocate purchase payments.
                             The Separate Account and subaccounts are shown in the Separate Account section of Pages 3-3B.

  OWNERSHIP OF               SBL has sole ownership and control of the assets of
  SEPARATE ACCOUNT           the  Separate  Account.  The  Policyholder  of this
                             Policy is entitled to vote at meetings of owners of
                             policies  of  this  class  as  required  under  the
                             Investment  Company Act of 1940.  SBL will send the
                             Policyholder  at  least  once  each  year a  report
                             stating:   1)  the  number  of  accumulation  units
                             credited  to  his   account;   2)  a  statement  of
                             investments  held by each fund; 3) proxy  material;
                             and 4) a voting form.

  SEPARATE ACCOUNT           The Separate  Account,  as shown on Pages 3-3B, has
  DEFINED                    been  established  by SBL under the laws of Kansas.
                             The Separate  Account is a unit  investment  trust.
                             When used in this Policy, Separate Account will mean the assets of SBL in the Separate Account shown on Pages 3-3B. The Separate Account was established by SBL to provide variable benefits for this class of policies. The income, gains, and losses from the Separate Account will be charged to it, without regard to the experience of the other separate accounts of the General Account of SBL.

  FUNDS DEFINED              The  subaccounts  of the Separate  Account each are
                             invested  wholly  in the  funds  as  shown on Pages
                             3-3B.   The   funds   are   diversified,   open-end
                             management investment companies registered under the Investment Company Act of 1940.

SEPARATE ACCOUNT
PROVISIONS (CONTINUED)

  ACCUMULATION               The  value  of  an   accumulation   unit  for  each
  UNIT VALUES                subaccount  of the  Separate  Account on any day is
                             equal to 'a'  divided  by 'b.' For each  subaccount
                             'a' is the net asset  value  (NAV) of the shares of
                             the Series of the fund in which the  subaccount  is
                             invested reduced by:

                               1.  The  product  of  the   previous   day's  NAV
                                   multiplied by the Actuarial Risk Fee (ARF).

                               2.  Any   deduction  for  provision  for  federal
                                   income tax.

                             For each subaccount, 'b' is the number of accumulation units of the subaccount at the beginning of the day. The value of an accumulation unit may increase or decrease.

                             Dividend and other cash distributions made by the Series of the fund to the subaccount will be reinvested in additional mutual fund shares of the same Series of the fund and the value of an accumulation unit will be increased. The Charges and Fees, explained in that section of Pages 3-3B, will result in the sale of shares of the fund and a reduction of the accumulation units credited to this Policy. Purchase payment amounts allocated to each subaccount will be used by SBL to purchase additional accumulation units of that subaccount. The number of units purchased will be the amount allocated to the subaccount divided by the value of one accumulation unit for the subaccount on the day the purchase payment is received by SBL. Benefit payments because of death, or by surrender of part or all of the Surrender Value, or because of the purchase of an annuity will result in a reduction of the number of accumulation units credited to this Policy. The reduction will be sufficient to generate the necessary Policy Value change.

  SPLITTING UNITS            SBL  has  the  right  to  split  the  value  of any
                             accumulation unit if such is deemed to be in the best interest of the Policyholder, the Participant, and SBL. Any split made will be made equitably and will have no material effect on the benefits and provisions of this policy.

  FLUCTUATION                The  Policy  Value,  and  Surrender  Value  of  the
  OF VALUES                  Separate  Account  may be less than the total value
                             of the purchase payments allocated to it adjusted for surrenders, transfers, and benefits. SBL does not guarantee the investment performance of the funds in which the Separate Account is invested.

  TRANSFER RIGHTS            The  Policyholder  may transfer  part of the Policy
                             Value between the various subaccounts and the General Account once every 30 days. A transfer fee
                             (shown on Pages 3-3B) will be charged after the first transfer in a policy year. The Transfer Fee will be charged sequentially to the Policy Value in the subaccounts in the descending order shown in the Separate Account section of Pages 3-3B. The
                             Policy Value of each subaccount will be depleted before the next is charged. The General Account will be the last charged. The total of dollar amounts transferred from the General Account during a policy year will be limited to the greatest of the three following values:

                               1.  Five thousand dollars ($5,000.00).

                               2. One third (1/3) of the amount of the Policy Value in the General Account at time of transfer.

                               3.  The product of "a" times "b", where:

                                   "a"   is  the   total   of   dollar   amounts
                                   transferred from the General Account during the previous policy year.

                                   "b" is 1.2.

ANNUITIES

  AVAILABILITY               At the  election  of and  upon  application  by the
                             Policyholder in writing, SBL will direct amounts from the Policy for the purchase of annuities from SBL and for the payment of any premium taxes which SBL determines to be applicable to the Policy. The premium, fees, and form of annuity available will be determined on a basis consistent with the annuity purchase rates and types of annuities then in use by SBL for annuity purchases under other contracts of this class. The immediate annuities purchased from SBL under this provision must either provide that:

                             1) continued payment of annuity installments is contingent on survival of an annuitant, or

                             2)  annuity   installment   payments   must  be  of
                                 nondecreasing amounts extending over at least a five year period.

ADDITIONAL SERVICES

  CHARGES FOR                Additional  services  for the Plan may be  provided
                             through a separate  agreement  between  SBL and the
                             Policyholder.  Payment for services rendered may be
                             made directly from the Policy Value of this Policy.
                             If  an  alternate  payment   arrangement  has  been
                             mutually agreed to, payment will be charged against the Policy Value of this Policy only if not otherwise paid when due.

                                   ENDORSEMENT


ENDORSEMENT                  This  Endorsement  is  attached to and made part of
                             this Policy as of its Issue Date or, if later, the date shown below.

FEES AND CHARGES             The  "Fees &  Charges"  section  of the  Policy  is
                             amended  by adding  the  following:  The $30.00 per
                             year fee will not be charged  during a Policy Year,
                             provided  that (1) the Policy has been in force for
                             eight Policy Years or more; and (2) Policy Value on
                             December  31 of that  Policy  Year (or in the event
                             the   Policy   is   terminated,   on  the  date  of
                             termination) is $25,000 or more.


                                         SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                     ROGER K. VIOLA
                                                        Secretary


------------------------------
  Endorsement Effective Date
  (If Other Than Issue Date)

WE THANK YOU FOR THE PURCHASE OF THIS ANNUITY AND HOPE THAT YOUR RELATIONSHIP WITH US WILL ENDURE FOR MANY YEARS TO COME. IF YOU HAVE ANY QUESTIONS ABOUT THIS OR ANY OTHER SECURITY BENEFIT PRODUCT, PLEASE FEEL FREE TO CALL US AT THE HOME OFFICE, OR CONTACT YOUR SECURITY BENEFIT AGENT.




                      A BRIEF DESCRIPTION OF THIS POLICY


           This is a FLEXIBLE PREMIUM GENERAL AND SEPARATE ACCOUNT
                      UNALLOCATED GROUP ANNUITY POLICY.




ALL PAYMENTS AND VALUES PROVIDED BY THIS POLICY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

                                  [SBLIC LOGO]
          700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001 (913) 295-3000

                  ENDORSEMENT FOR ANNUITY POLICY LOAN PROVISION

INTRODUCTION AND REQUIREMENTS FOR A LOAN:

     This endorsement is attached to and made part of your Contract/Policy (referred to herein as the "Policy"). Notwithstanding any other provision of the Policy to the contrary, the following provisions shall apply. The Owner of the Policy is herein called "the Borrower", "you", or "your". Security Benefit Life Insurance Company is herein called "SBL". The General or Fixed Account of your policy is herein referred to a the "Fixed Account".

     Prior to the start of retirement annuity installments (the "maturity date") SBL will lend an amount applied for to the Borrower subject to the limitations, interest rates, and repayment procedures set out in this endorsement and in the loan agreement between the Borrower and SBL. Any loan applied for must be for a minimum of $1,000. All annuity policy loans must be repaid before the maturity date. Only two new loans will be permitted per policy year.

     The maximum loan amount for all policies combined, is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your account value or $10,000, whichever is greater. However, you may not borrow an amount which exceeds your total annuity account value minus the amount needed as security described below.

     When your loan is approved, SBL will transfer to an account within the Fixed Account, referred to as the Loan Account, an amount equal to the amount of your loan. In addition, 10% of the loaned amount will be held in the Fixed Account as security for the loan.

REPAYMENT PROCEDURES:

     All loans under this and prior loan endorsements must be repaid as specified in the loan agreement and endorsement. Except for cases that qualify under the Internal Revenue Code as determined by SBL, all loans must be repaid within 5 years of approval. All loan repayments must be scheduled to be paid in equal amounts on the same day of each calendar month or calendar quarter. For monthly repayments the first scheduled repayment may not be later than 30 days after the date of approval of the loan application by SBL. For quarterly repayments, the first scheduled repayment may not be later than 90 days after the date of approval of the loan application by SBL. Before a loan is permitted a written application and loan agreement must be received by SBL. The written application and loan agreement must be completed on a form acceptable to SBL. SBL may postpone final approval or disapproval of a loan for up to six months after the application for a loan is received.

     Each loan payment must be labeled as such. Any payment not labeled as a loan payment will be treated as a purchase payment. Each loan payment will reduce the Loan Account by the amount the payment reduces the outstanding loan balance. The amount held as security will also be reduced by each loan payment so that the security is equal to 10% of the outstanding loan balance immediately after the loan payment is made. Amounts which are no longer needed in the Loan Account will be allocated in accordance with current purchase payment allocation instructions. However, amounts which are no longer needed as security will NOT automatically be allocated in accordance with purchase payment allocation instructions. The loan may be repaid in full at any time. When repaid in full, the Loan Account and the amount held as security will be reduced to $0.

FAILURE TO MAKE PAYMENTS:

     If any required loan payment is not paid, within 30 days of the due date for loans with a month repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default. The entire loan balance, with any accrued interest, will be reported to the Internal Revenue Service ("IRS") on Form 1099-R for the year the default occurred. Once a loan has gone into default, regularly scheduled payments will not be accepted. However, the principal plus accrued interest may be paid in full at any time. Notwithstanding any other provision of the Policy or this endorsement to the contrary, no new loans will be allowed when there is a loan in default.

     Interest will continue to accrue on a loan in default. You may pay accrued interest each year when notified by SBL. If such interest is not paid by December 31st of each year, it will be added to the outstanding balance of the loan and will be reported to the IRS on Form 1099-R. Account value equal to the amount of the accrued interest will be transferred to the Loan Account. Account value held in the Fixed Account as security for the loan will also be increased so that the security is again equal to 10% of the outstanding loan. If a loan continues to be in default when you attain age 59 1/2, the total outstanding balance will be deducted from your account value. The Policy will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the amount for which the Policy may be surrendered. The proceeds from the Policy will be used to repay the debt and any applicable surrender or withdrawal charges.

V6047 L-3 (1-97)                                      NON-ERISA       SP 6047B1

INTERNAL REVENUE CODE:

     SBL makes no representations or guarantees as to the tax effect a loan may have on the Borrower. SBL suggests that the Borrower consult independent tax counsel for specific advice.

INTEREST RATES:

     The loan rate of interest is 2% more than the minimum interest rate guaranteed in the Policy. Account value securing the loan will be credited with the current interest rate. Amounts allocated to the Loan Account will be credited with the minimum guaranteed rate specified in the Policy. Interest will be charged each day that the debt (i.e. principal of loan outstanding plus interest) is not repaid. Account value securing the loan will also be credited with interest each day that the debt remains unrepaid.

OTHER EFFECTS ON POLICY PROVISIONS:

     Partial withdrawals, surrenders or transfers will not be allowed on amounts held in the Loan Account or on amounts held as security for the loan.

     If the Policy is surrendered, or if a death benefit becomes payable, the amount otherwise receivable will be reduced by the amount of the outstanding loan, plus any accrued interest.

                                       SECURITY BENEFIT LIFE INSRUANCE COMPANY

                                                   ROGER K. VIOLA

                                                       Secretary

-----------------------------------------
Endorsement Effective Date, if other than Date of Issue of Policy

               ENDORSEMENT FOR ANNUITY CERTIFICATE LOAN PROVISION


INTRODUCTION AND REQUIREMENTS FOR A LOAN:

     This endorsement is attached to and made part of the Policy or Certificate as appropriate: (1) as of its date of issue; or (2) as of the date shown below. References in the endorsement to "Policy" shall be deemed to include "Certificate" where appropriate. The General or Fixed Account of the Policy is herein referred to as the "Fixed Account." The person herein called "the Borrower", "you", or "your" is: (1) the Owner of the Policy; or (2) a Participant under a Certificate if approved by the Owner. Security Benefit Life Insurance Company is herein called "SBL".

     Prior to the scheduled start of retirement annuity installments (the "maturity date"), SBL will lend an amount applied for to the Borrower subject to the limitations, interest rates, and repayment procedures set out in: (1) this endorsement; and (2) the loan agreement between the Borrower and SBL. Any loan applied for must be for a minimum of $1,000. All loans must be repaid before the maturity date.

     The maximum loan amount for all policies combined, is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your account value or $10,000, whichever is greater. However, you may not borrow an amount which exceeds your total annuity account value minus the amount needed as security described below.

     When your loan is approved, SBL will transfer to an account within the Fixed Account, referred to as the Loan Account, an amount equal to the amount of your loan. In addition, 10% of the loaned amount will be held in the Fixed Account as security for the loan.

REPAYMENT PROCEDURES:

     All loans under this and prior loan endorsements must be repaid as specified in the loan agreement and endorsement. Except for cases that qualify under the Internal Revenue Code, as determined by SBL, all loans must be repaid within 5 years of approval. All loan repayments must be scheduled to be paid in equal amounts on the same day of each calendar month or calendar quarter. For monthly repayments the first scheduled repayment may not be later than 30 days after the date of approval of the loan application by SBL. For quarterly repayments the first scheduled repayment may not be later than 90 days after the date of approval of the loan application by SBL. Before a loan is allowed a written application and loan agreement must be received by SBL. The written application and loan agreement must be completed on SBL's form. SBL may postpone final approval or disapproval of a loan for up to six months after the application for a loan is received.

     Each loan payment must be labeled as such. Any payment not labeled as a loan payment will be treated as a Purchase Payment. Each loan payment will reduce the Loan Account by the amount the payment reduces the outstanding loan balance. The amount held as security will also be reduced by each loan payment so that the security is equal to 10% of the outstanding loan balance immediately after the loan payment is made. Amounts which are no longer needed in the Loan Account will be allocated in accordance with current purchase payment allocation instructions. However, amounts which are no longer needed as security will NOT automatically be allocated in accordance with purchase payment allocation instructions. The loan may be repaid in full at any time. When repaid in full, the Loan Account and the amount held as security will be reduced to $0.

FAILURE TO MAKE PAYMENTS:

     If any required loan payment is not paid, within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default. The entire loan balance, with any accrued interest, will be reported to the Internal Revenue Service ("IRS") on Form 1099-R for the year the default occurred. Once a loan has gone into default, regularly scheduled payments will not be accepted. However, the principal plus accrued interest may be paid in full at any time. Notwithstanding any other provision of the Policy or this endorsement to the contrary, no new loans will be allowed when there is a loan in default.

     Interest will continue to accrue on a loan in default. You may pay accrued interest each year when notified by SBL. If such interest is not paid by December 31st of each year, it will be added to the outstanding balance of the loan and will be reported to the IRS on Form 1099-R. Account value equal to the amount of the accrued interest will be transferred to the Loan Account. Account value held in the Fixed Account as security for the loan will also be increased so that the security is again equal to 10% of the outstanding loan. If a loan continues to be in default when you attain age 59 1/2, the total outstanding balance will be deducted from your account value. The Policy will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the amount for which the Policy may be surrendered. The proceeds from the Policy will be used to repay the debt and any applicable surrender or withdrawal charges.

GV6821 L-4 (1-97)

INTERNAL REVENUE CODE:

     SBL makes no representations or guarantees as to the tax effect a loan may have on the Borrower. SBL suggests that the Borrower consult an independent tax counsel for specific advice.

INTEREST RATES:

     The loan rate of interest is 2% more than the minimum interest rate guaranteed in the Policy. Account value securing the loan will be credited with the current interest rate. Amounts in the Loan Account will be credited with the minimum guaranteed rate specified in the Policy. Interest will be charged each day that the debt is not repaid. Account value securing the loan will be credited with interest each day the debt remains unpaid.

OTHER EFFECTS ON POLICY AND CERTIFICATE PROVISIONS:

     Partial withdrawals, surrenders, or transfers will not be allowed on amounts held in the Loan Account or on amounts held as security for the loan.

     If the Policy is surrendered, or if a death benefit becomes payable, the amount otherwise receivable will be reduced by the amount of the outstanding loan, plus any accrued interest.

                                         SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                      ROGER K. VIOLA
                                                         Secretary

-----------------------------------------
Endorsement Effective Date, if other than Date of Issue of Policy.

                 ENDORSEMENT FOR ANNUITY POLICY LOAN PROVISION


INTRODUCTIONS AND REQUIREMENTS FOR LOAN:

     This endorsement is attached to and made part of your Policy as of its date of issue or as of the date shown below. If attached after the date of issue any new loans permitted on or after the date shown below will be governed by this endorsement; not by any loan endorsement with an earlier effective date. The Owner of the Policy is herein called "the Borrower", "you", or "your". Security Benefit Life Insurance Company is herein called "SBL", "we", or "our".

     Prior to the start of retirement annuity installments (the "maturity date") SBL will lend an amount applied for to the Borrower subject to the limitations, interest rates, and repayment procedures set out in this endorsement and in the loan agreement between the Borrower and SBL. All annuity policy loans must be repaid before the maturity date.

     For Policies with Policy Value of $20,000 or less, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is the lesser of $10,000 or 75% of the Policy Value. For Policies with Policy Value over $20,000, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is the lesser of: (1) $50,000 reduced by the excess of (a) the highest outstanding loan balance within the preceding 12 month period ending on the date the loan is made over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Policy Value.

SECURITY FOR THE LOAN:

     When your loan is approved we will transfer Policy Value from the Series of the Separate Account to the General Account in an amount equal to the loan amount into an account called the Loan Account. Amounts allocated to the Loan Account earn the minimum rate of interest guaranteed in your Policy. In addition, after your loan is approved, a certain amount of Policy Value will be transferred to the General Account as security for the loan. The amount of security required depends on your Policy Value. If your Policy Value is $20,000 or less, upon approval of a loan we will transfer Policy Value from the Series of the Separate Account to the General Account in an amount equal to one-third of: (i) the amount of the current loan; and (ii) all previous loans which have not been repaid. If your Policy Value exceeds $20,000, upon approval of a loan we will transfer Policy Value from the Series of the Separate Account to the General Account in an amount equal to: (i) the current loan; and (ii) all previous loans which have not been repaid. This Policy Value allocated to the General Account earns the current rate of interest and is the security for the loan.

REPAYMENT PRODECURES AND FAILURE TO MAKE PAYMENTS:

     Any new loan must be for at least $1,000.00. At the time of loan approval the sum of the following may not exceed the dollar value limit on debt specified herein: (1) all outstanding principal and interest on prior loans under all loan endorsements attached to the Policy; plus (2) the current loan applied for. Only two new loans will be permitted per policy year. All loans under this and prior loan endorsements must be repaid as specified in the loan agreement and endorsement. Except for cases that qualify under the Internal Revenue Code as determined by SBL, all loans must be repaid within 5 years of approval. All loan repayments must be scheduled to be paid in equal amounts on the same day of each calendar month or calendar quarter. For monthly repayments the first scheduled repayment may not be later than 30 days after the date of approval of the loan application by SBL. For quarterly repayments, the first scheduled repayment may not be later than 90 days after the date of approval of the loan application by SBL. Before a loan is permitted a written application and loan agreement must be received by SBL. The written application and loan agreement must be completed on a form acceptable to SBL. SBL may postpone final approval or disapproval of a loan for up to six months after the application for a loan is received.

     Each loan payment must be labeled as such. Upon receipt of a loan payment, we will transfer Policy Value from the Loan Account to the General Account and/or the Series of the Separate Account according to the Borrower's current allocation instructions with respect to the purchase payments. The amount of Policy Value transferred from the Loan Account shall be equal to the amount by which the payment reduces the outstanding loan balance. The loan may be repaid in full at any time, in which event, the Loan Account shall be reduced to $0. After a loan is repaid, the Policy Value in the General Account which serves as security for the loan will not automatically be reallocated to the Series of the Separate Account. Such reallocation, if desired, must be requested by the Borrower.

     If a loan payment is not made as specified and scheduled herein and in the loan agreement, we will withdraw or surrender the amount of Policy Value from the Policy required to make the payment, including interest accrued thereon. Any surrender or withdrawal charges which apply on such withdrawal shall be imposed in addition to the loan payment and interest. If the Policy provides for a free withdrawal factor ("FWF"), the surrender or withdrawal charges shall be calculated assuming a FWF of zero. The amount of Policy Value withdrawn to make a payment, including interest, will be withdrawn first from the value of the Policy in the General Account serving as security for the loan and if insufficient, then from other Policy Value. Any surrender or withdrawal charges resulting from amounts withdrawn to make a payment will be deducted first from the value of the Policy in the General Account other than that serving as security for any loan and then from other Policy Value.

V6047 L-2 (3-94)

INTERNAL REVENUE CODE:

     SBL makes no representations or guarantees as to the tax effect a loan may have on the Borrower. SBL suggests that the Borrower consult independent tax counsel for specific advice.

INTEREST RATES:

     The loan rate of interest on loans approved after the effective date of this endorsement will be 2% more than the minimum interest rate guaranteed in the Policy. The Policy Value securing the loan will be credited with the current interest rate and amounts allocated to the Loan Account will be credited with the minimum guaranteed rate specified in the Policy. Interest will be charged each day that the debt (i.e. principal of loan outstanding plus interest) is not repaid. The Policy Value securing the loan will be credited with interest each day that the debt remains unrepaid.

DOLLAR VALUE LIMIT ON DEBT:

     The total outstanding debt under this and all prior endorsements may not exceed:

     1. If the Policy Value is less than or equal to $13,333, 75% of the Policy Value.

     2. If the Policy Value is greater than $13,333, but less than or equal to $20,000, $10,000.

     3. If the Policy Value exceeds $20,000, the lesser of: (1) $50,000 reduced by the excess of (a) the highest outstanding loan balance within the preceding 12 month period ending on the day before the date the loan is made over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Policy Value.

OTHER EFFECTS ON POLICY PROVISIONS:

     Partial withdrawals, surrenders or transfers from the General Account will be allowed only to the extent that the amount remaining in the General Account will be sufficient to meet the security requirements of the then outstanding debt as outlined in the section "Security for the Loan."

     If the Policy contains each of the two following provisions, the part which may be withdrawn free of charge will be reduced by the ratio which the total outstanding debt bears to the value of the Policy in the General Account as of the time of withdrawal:

     1.  Policy provides for withdrawal or surrender charges.

     2.  Policy allows withdrawal of part of the Policy Value free of charge.

     In the following cases, the amount otherwise receivable will be reduced by any outstanding debt and withdrawal or surrender charges on the amount withdrawn to repay the debt if applicable:

     1.  Death of the Annuitant.

     2. Total surrender of the dollar value of the Policy in the General Account, or termination of the General Account.

     3. Application of the dollar value of the Policy in the General Account under a settlement option.

     4.  Maturity of the Policy.

     5.  Attachment, levy or other involuntary transfer of the General Account.

                                         SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                    ROGER K. VIOLA
                                                       Secretary

-----------------------------------------
Endorsement Effective Date, if other than Date of Issue of Policy.

               ENDORSEMENT FOR ANNUITY CERTIFICATE LOAN PROVISION


INTRODUCTION AND REQUIREMENTS FOR LOAN:

     This endorsement is attached to and made part of the Policy: (1) as of its date of issue; or (2) as of the date shown below. If attached after the date of issue any new loans permitted on or after the date shown below will be governed by this endorsement; not by any loan endorsement with an earlier effective date. The person herein called "the Borrower", "you", or "your" is: (1) the Owner of the Policy; or (2) a Participant under a Certificate if approved by the Owner. Security Benefit Life Insurance Company is herein called "SBL", "we" or "our".

     Prior to the scheduled start of retirement annuity installments under a Certificate (the "retirement date"), SBL will lend an amount applied for to the Borrower. The loan will be subject to the limitations, interest rates, and repayment procedures set out in: (1) this endorsement; and (2) the loan agreement between the Borrower and SBL. All annuity Certificate loans under a Certificate must be repaid before the retirement date.

     The amount which may be borrowed is based on the dollar value of a Participant's Certificate. For Certificates with a Certificate Value of $20,000 or less, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is the lesser of $10,000 or 75% of the Certificate Value. For Certificates with Certificate Value over $20,000, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is the lesser of: (1) $50,000 reduced by the excess of (a) the highest outstanding loan balance within the preceding 12 month period ending on the date the loan is made over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Certificate Value.

SECURITY FOR THE LOAN:

     When a Participant's loan is approved we will transfer Certificate Value from the Series of the Separate Account to the General Account in an amount equal to the loan amount into an account called the Loan Account. Amounts in the Loan Account earn the minimum rate of interest guaranteed in the Policy. In addition, after the loan is approved, a certain amount of Certificate Value will be transferred to the General Account as security for the loan. The amount of security required depends on the Certificate Value. If the Certificate Value is $20,000 or less, we will transfer Certificate Value from the Series of Separate Account to the General Account in the amount equal to one-third of (i) the amount of the current loan; and (ii) all previous loans which have not been repaid. If the Certificate Value exceeds $20,000, we will transfer Certificate Value from the Series of the Separate Account to the General Account in an amount equal to: (i) the current loan; and (ii) all previous loans that have not been repaid. This Certificate Value in the General Account earns the current rate of interest. It is also the security for the loan.

REPAYMENT PROCEDURES AND FAILURE TO MAKE PAYMENTS:

     Any new loan must be for at least $1,000.00. At the time of loan approval the sum of the following may not exceed the dollar value limit on debt specified herein: (1) all outstanding principal and interest on prior loans under all loan endorsements attached to the Certificate; plus (2) the current loan applied for. Only two new loans will be permitted per Certificate year. All loans under this and prior loan endorsements for a certificate must be repaid as specified in the loan agreement and endorsement. Except for cases that qualify under the Internal Revenue Code, as determined by SBL, all loans must be repaid within 5 years of approval. All loan repayments must be scheduled to be repaid in equal amounts on the same day of each calendar month or calendar quarter. For monthly repayments the first scheduled repayment may not be later than 30 days after the date of approval of the loan application by SBL. For quarterly repayments the first scheduled repayment may not be later than 90 days after the date of approval of the loan application by SBL. Before a loan is allowed a written application and loan agreement must be received by SBL. The written application and loan agreement must be completed on SBL's form. SBL may postpone final approval or disapproval of a loan for up to six months after the application for a loan is received.

     Each loan payment must be labeled as such. Upon receipt of a loan payment, we will transfer Certificate Value from the Loan Account to the General Account and/or the Series of the Separate Account according to the Borrower's current allocation instructions with respect to the purchase payments. The amount of Certificate Value transferred from the Loan Account shall be equal to the amount by which the payment reduces the outstanding loan balance. The loan may be repaid in full at any time. When repaid, the Loan Account shall be reduced to $0. After a loan is repaid, the Certificate Value in the General Account which served as security for the loan will not automatically be reallocated to the Series of the Separate Account. Such reallocation, if desired, must be requested by the Borrower.

     If a loan payment is not made as specified and scheduled herein and in the loan agreement, we will withdraw or surrender the amount of Certificate Value from the Certificate required to make the payment, including interest accrued thereon. Any surrender or withdrawal charges which apply on such withdrawal shall be imposed in addition to the loan payment and interest. If the Policy provides a free withdrawal factor ("FWF"), the surrender or withdrawal charges shall be calculated assuming a FWF of zero. The amount of Certificate Value withdrawn to make a payment, including interest, will be withdrawn: (1) first from the value of the Certificate in the General Account serving as security for the loan; and, if insufficient, (2) then from other Certificate Value. Any surrender or withdrawal charges resulting from amounts withdrawn to make a payment will be deducted: (1) first from the value of the Certificate in the General Account other than that serving as security for any loan; and (2) then from other Certificate Value.

GV6821 L-3 (3-94)

INTERNAL REVENUE CODE

     SBL makes no representations or guarantees as to the tax effect a loan may have on the Borrower. SBL suggests that the Borrower consult an independent tax counsel for specific advice.

INTEREST RATES:

     The loan rate of interest on loans approved after the effective date of this endorsement will be 2% more than the minimum interest rate guaranteed in the Policy. The dollar value of the Certificate securing the loan will be credited with the current interest rate. Amounts in the Loan Account will be credited with the minimum guaranteed rate specified in the Policy. Interest will be charged each day that the debt is not repaid. The debt is the principal of the loan plus interest outstanding. The Value of the Certificate securing the loan will be credited with interest each day that the debt remains unpaid.

DOLLAR VALUE LIMIT ON DEBT:

     The total outstanding debt under this and all prior endorsements for a certificate may not exceed:

     1. If the Certificate Value is less than or equal to $13,333, 75% of the Certificate Value.

     2. If the Certificate Value is greater than but less than or equal to $20,000, $10,000.

     3. If the Certificate Value exceeds $20,000, the lesser of: (1) $50,000 reduced by the excess of (a) the highest outstanding loan balance within the preceding 12 month period ending on the day before the date the loan is made over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Certificate Value.

OTHER EFFECTS ON POLICY AND CERTIFICATE PROVISIONS:

     Partial withdrawals, surrenders or transfers from the General Account will be allowed only to the extent that the amount remaining in the General Account will be sufficient to meet the security requirements of the then outstanding debt as outlined in the section, "Security for the Loan".

     If the Policy and Certificate contain any of the two following provisions, the part which may be withdrawn free of charge will be reduced by the ratio which the total outstanding debt for a certificate bears to the value of the Certificate in the General Account as of the time of partial withdrawal:

     1.  Certificate provides for withdrawal or surrender charges.

     2. Certificate allows withdrawal of part of the Certificate Value free of charge.

     In the following cases the amount otherwise receivable under a Certificate will be reduced by any outstanding debt and withdrawal or surrender charges on the amount withdrawn to repay the debt if applicable:

     1.  Death of the Participant.

     2.  Total  surrender  of  the   Certificate's   General  Account  Value  or
         termination of the Certificate's General Account.

     3.  Application  of  the  Certificate's   General  Account  Value  under  a
         settlement option.

     4.  Retirement of the participant.

     5. Attachment, levy or other involuntary transfer of the Certificate's General Account.

                                         SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                    ROGER K. VIOLA
                                                       Secretary

-----------------------------------------
Endorsement Effective Date, if other than Date of Issue of Policy.

               ENDORSEMENT FOR ANNUITY CERTIFICATE LOAN PROVISION


INTRODUCTION AND REQUIREMENTS FOR LOAN:

     This endorsement is attached to and made part of the Certificate: (1) as of its date of issue; or (2) as of the date shown below. If attached after the date of issue any new loans permitted on or after the date shown below will be governed by this endorsement; not by any loan endorsement with an earlier effective date. The Owner of the Policy or the Participant under the Certificate with the approval of the Owner is herein called "the Borrower", "you", or "your". Security Benefit Life Insurance Company is herein called "SBL", "we", or "our".

     Prior to the scheduled start of retirement annuity installments (the "retirement date"), SBL will lend an amount applied for to the Borrower. The loan will be subject to the limitations, interest rates, and repayment procedures set out in: (1) this endorsement; and (2) the loan agreement between the Borrower and SBL. All annuity Certificate loans must be repaid before the retirement date.

     The amount which may be borrowed is based on the dollar value of your Certificate. For Certificates with a Certificate Value of $20,000 or less, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is the lesser of $10,000 or 75% of the Certificate Value. For Certificates with Certificate Value over $20,000, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is the lesser of: (1) $50,000 reduced by the excess of (a) the highest outstanding loan balance within the preceding 12 month period ending on the date the loan is made over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Certificate Value.

SECURITY FOR THE LOAN:

     When your loan is approved we will transfer Certificate Value from the Series of the Separate Account to the General Account in an amount equal to the loan amount into an account called the Loan Account. Amounts in the Loan Account earn the minimum rate of interest guaranteed in the Certificate. In addition, after the loan is approved, a certain amount of Certificate Value will be transferred to the General Account as security for the loan. The amount of security required depends on the Certificate Value. If the Certificate Value is $20,000 or less, we will transfer Certificate Value from the Series of the Separate Account to the General Account in an amount equal to one-third of: (i) the amount of the current loan; and (ii) all previous loans which have not been repaid. If the Certificate Value exceeds $20,000, we will transfer Certificate Value from the Series of the Separate Account to the General Account in an amount equal to: (i) the current loan; and (ii) all previous loans which have not been repaid. This Certificate Value in the General Account earns the current rate of interest. It is also the security for the loan.

REPAYMENT PROCEDURES AND FAILURE TO MAKE PAYMENTS:

     Any new loan must be for at least $1000.00. At the time of loan approval the sum of the following may not exceed the dollar value limit on debt specified herein: (1) all outstanding principal and interest on prior loans under all loan endorsements attached to the Certificate; plus (2) the current loan applied for. Only two new loans will be permitted per Certificate year. All loans under this and prior loan endorsements must be repaid as specified in the loan agreement and endorsement. Except for cases that qualify under the Internal Revenue Code as determined by SBL, all loans must be repaid within 5 years of approval. All loan repayments must be scheduled to be paid in equal amounts on the same day of each calendar month or calendar quarter. For monthly repayments the first scheduled repayment may not be later than 30 days after the date of approval of the loan application by SBL. For quarterly repayments the first scheduled repayment may not be later than 90 days after the date of approval of the loan application by SBL. Before a loan is allowed a written application and loan agreement must be received by SBL. The written application and loan agreement must be completed on SBL's form. SBL may postpone final approval or disapproval of a loan for up to six months after the application for a loan is received.

     Each loan payment must be labeled as such. Upon receipt of a loan payment, we will transfer Certificate Value form the Loan Account to the General Account and/or the Series of Separate Account according to the Borrower's current allocation instructions with respect to the purchase payments. The amount of Certificate Value transferred from the Loan Account shall be equal to the amount by which the payment reduces the outstanding loan balance. The loan may be repaid in full at any time. When repaid, the Loan Account shall be reduced to $0. After a loan is repaid, the Certificate Value in the General Account which served as security for the loan will not automatically be reallocated to the Series of the Separate Account. Such reallocation, if desired, must be requested by the Borrower.

     If a loan payment is not made as specified and scheduled herein and in the loan agreement, we will withdraw or surrender the amount of Certificate Value from the Certificate required to make the payment, including interest accrued thereon. Any surrender or withdrawal charges which apply on such withdrawal shall be imposed in addition to the loan payment and interest. If the Certificate provides for a free withdrawal factor ("FWF"), the surrender or withdrawal charges shall be calculated assuming a FWF of zero. The amount of Certificate Value withdrawn to make a payment, including interest, will be withdrawn: (1) first from the value of the Certificate in the General Account serving as security for the loan; and, if insufficient, (2) then from other Certificate Value. Any surrender or withdrawal charges resulting from amounts withdrawn to make a payment will be deducted: (1) first from the value of the Certificate in the General Account other than that serving as security for any loan; and (2) then from other Certificate Value.

GV6819 L-3 (3-94)

INTERNAL REVENUE CODE:

     SBL makes no representation or guarantees as to the tax effect a loan may have on the Borrower. SBL suggests that the Borrower consult independent tax counsel for specific advice.

INTEREST RATES:

     The loan rate of interest on loans approved after the effective date of this endorsement will be 2% more than the minimum interest rate guaranteed in the Certificate. The Certificate Value securing the loan will be credited with the current interest rate. Amounts in the Loan Account will be credited with the minimum guaranteed rate specified in the Certificate. Interest will be charged each day that the debt is not repaid. The debt is the principal of the loan plus interest outstanding. The Certificate Value securing the loan will be credited with interest each day that the debt remains unrepaid.

DOLLAR VALUE LIMIT ON DEBT:

     The total outstanding debt under this and all prior endorsements for the Certificate may not exceed:

     1. If the Certificate Value is less than or equal to $13,333, 75% of the Certificate Value.

     2.  If the Certificate Value is greater than or equal to $20,000, $10,000.

     3. If the Certificate Value exceeds $20,000, the lesser of: (1) $50,000 reduced by the excess of (a) the highest outstanding loan balance within the preceding 12 month period ending on the day before the date the loan is made over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Certificate Value.

OTHER EFFECTS ON CERTIFICATE PROVISIONS:

     Partial withdrawals, surrenders, or transfers from the General Account will be allowed only to the extent that the amount remaining in the General Account will be sufficient to meet the security requirements of the then outstanding debt as outlined in the section, "Security for the Loan."

     If the Certificate contains each of the two following provisions, the part which may be withdrawn free of charge will be reduced by the ratio which the total outstanding debt for the Certificate bears to the value of the Certificate in the General Account as of the time of withdrawal:

     1.  Certificate provides for withdrawal or surrender charges.

     2. Certificate allows withdrawal of part of the Certificate Value free of charge.

     In  the  following  cases  the   amount  otherwise   receivable  under  the
Certificate will be reduced by any outstanding debt and withdrawal or surrender charges on the amount withdrawn to repay the debt if applicable:

     1.  Death of the Participant.

     2. Total surrender of the value of the Certificate in the General Account or termination of the General Account.

     3. Application of the value of the Certificate in the General Account under a settlement option.

     4.  Retirement under the Certificate.

     5.  Attachment, levy or other involuntary transfer of the General Account.

                                         SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                    ROGER K. VIOLA
                                                       Secretary

-----------------------------------------
Endorsement Effective Date, if other than Date of Issue of Certificate.

                                   ENDORSEMENT


ENDORSEMENT                  This  Endorsement  is  attached to and made part of
                             this Policy as of its Issue Date or, if later, the date shown below.

FEES & CHARGES               The  "Fees &  Charges"  section  of the  Policy  is
                             amended  by adding  the  following:  The $30.00 per
                             year fee will not be charged  during a Policy Year,
                             provided that: (1) the Policy has been in force for
                             eight Policy Years or more; and (2) Policy Value on
                             December  31 of that  Policy  Year (or in the event
                             the   Policy   is   terminated,   on  the  date  of
                             termination) is $25,000 or more.

BENEFIT AMOUNT               The  "Benefit  Amount"  section  of the  Policy  is
                             deleted  in its  entirety  and  replaced  with  the
                             following:  If  the  Annuitant  dies  prior  to the
                             Maturity  Date, a Death Benefit will be paid to the
                             Beneficiary   when:   (1)  due   proof  of   death,
                             satisfactory to SBL; and (2) instructions regarding payment, are received at the Home Office.

                             If the age of the Annuitant was 75 or less on the Policy Date, the Death Benefit will be the greatest of: (1) the sum of all purchase payments, less any premium taxes due or paid by SBL and less the sum of all Termination Values paid; (2) the Policy
                             Value on the date due proof of death and instructions regarding payment are received at the Home Office, less any premium taxes due or paid by SBL; or (3) the Stepped-Up Death Benefit described below.

                             The Stepped-Up Death Benefit is:

                             1. the largest Policy Value on any Policy Anniversary that is both an exact multiple of six and occurs prior to the Annuitant reaching age 76; plus

                             2.  any  purchase   payments   received  since  the
                                 applicable sixth Policy Anniversary; less

                             3.  any  reductions  caused by  Termination  Values
                                 paid   since  the   applicable   sixth   Policy
                                 Anniversary; less

                             4.  any premium taxes due or paid by SBL.

                             For policies in effect for six Policy Years or more as of May 1, 1991, the Policy Value on the Policy Anniversary immediately preceding May 1, 1991, will be used as the sixth Policy Anniversary in determining the Stepped-Up Death Benefit.

                             If the age of the Annuitant on the Policy Date was 76 or more, the Death Benefit will be the greater of: (1) the sum of all purchase payments, less any premium taxes due or paid by SBL and less the sum of all Termination Values paid; (2) the Policy
                             Value on the date due proof of death and instructions regarding payment are received at the Home Office, less any premium taxes due or paid by SBL.

V6050 (3-96)

BENEFIT AMOUNT               If a lump sum  payment is  requested,  the  payment
(CONTINUED)                  will  be made  in  accordance  with  any  laws  and
                             regulations   that  govern  the  payment  of  Death
                             Benefits.


                                         SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                     ROGER K. VIOLA
                                                        Secretary


------------------------------
  Endorsement Effective Date
  (If Other Than Issue Date)

                                   ENDORSEMENT


ENDORSEMENT                  This  Endorsement  is  attached to and made part of
                             this Policy as of its Policy Date or, if later, the date shown below.

FEES & CHARGES               The "Fees & Charge for  Certificates  issued within
                             one year of the Policy Date"  section of the Policy
                             is amended by adding the following:  The $30.00 per
                             year fee will not be charged  during a  Certificate
                             Year, if: (1) the Certificate has been in force for
                             eight   Certificate   Years   or   more;   and  (2)
                             Certificate  Value on  December  31 of that  Policy
                             Year (or in the event the Certificate terminates, on that date) is $25,000 or more.

BENEFIT AMOUNT               The entire "Benefit  Amount" section is deleted and
                             replaced with the following: If a Participant dies prior to the Participant's Retirement Date, a Death
                             Benefit will be paid to the  Beneficiary  when: (1)
                             due proof of death, satisfactory to SBL; and (2) instructions with regard to payment, are received at the Home Office.

                             If the age of the Participant was 75 or less on the Certificate Date, the Death Benefit will be the greatest of: (1) the sum of all purchase payments, less premium tax due or paid by SBL and less the sum of all Termination Values paid; or (2) the Certificate Value on the date due proof of death and instructions with regard to payment are received at the Home Office, less premium tax due or paid by SBL; or (3) the Stepped-Up Death Benefit described below.

                             The Stepped-Up Death Benefit is:

                             1. the largest Certificate Value on any Certificate Anniversary that is both an exact multiple of six and occurs prior to the Participant reaching age 76; plus

                             2. purchase payments received since the applicable sixth Certificate Anniversary; less

                             3.  reductions  caused by  Termination  Values paid
                                 since   the   applicable   sixth    Certificate
                                 Anniversary; less

                             4.  premium tax due or paid by SBL.

                             For certificates which have been in effect for six Certificate Years or more as of May 1, 1991, the Certificate Value on the Certificate Anniversary immediately prior to May 1, 1991, will be used as the sixth Certificate Anniversary in determining the Stepped-Up Death Benefit.

                             If the age of the Participant on the Certificate Date was 76 or more, the Death Benefit will be the greater of: (1) the sum of all purchase payments, less premium tax due or paid by SBL and less the sum of all Termination Values paid; or (2) the Certificate Value on the date due proof of death and instructions regarding payment are received at the Home Office, less any premium tax due or paid by SBL.

GV6050A(3-96)

BENEFIT AMOUNT               If a lump sum  payment is  requested,  the  payment
  (CONTINUED)                will  be made  in  accordance  with  any  laws  and
                             regulations   that  govern  the  payment  of  Death
                             Benefits.


                                         SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                     ROGER K. VIOLA
                                                        Secretary


------------------------------
 Endorsement Effective Date
 (If Other Than Policy Date)

                           ENDORSEMENT


ENDORSEMENT                  This  Endorsement  is  attached to and made part of
                             this Certificate as of its Issue Date or, if later, the date shown below.

FEES & CHARGES               The "Fees & Charges  section of the  Certificate is
                             amended  by adding  the  following:  The $30.00 per
                             year fee will not be charged  during a  Certificate
                             Year, if: (1) the Certificate has been in force for
                             eight   Certificate   Years   or   more;   and  (2)
                             Certificate Value on December 31 of that Year (or in the event the Certificate is terminated, on that date) is $25,000 or more.

BENEFIT AMOUNT               The  entire   "Benefit   Amount"   section  of  the
                             Certificate   is  deleted  and  replaced  with  the
                             following: If the Participant dies prior to the Retirement Date, a Death Benefit will be paid to the Beneficiary when: (1) due proof of death, satisfactory to SBL; and (2) instructions with regard to payment are received at the Home Office.

                             If the age of the Participant was 75 or less on the Certificate Date, the Death Benefit will be the greatest of: (1) the sum of all purchase payments, less any premium tax due or paid by SBL and less the sum of all Termination Values paid; or (2) the Certificate Value on the date due proof of death and instructions with regard to payment are received at the Home Office, less any premium tax due or paid by SBL; or (3) the Stepped-Up Death Benefit described below.

                             The Stepped-Up Death Benefit is:

                             1. the largest Certificate Value on any Certificate Anniversary that is both an exact multiple of six and occurs prior to the Participant reaching age 76; plus

                             2. purchase payments received since the applicable sixth Certificate

                                Anniversary; less

                             3.  reductions  caused by  Termination  Values paid
                                 since   the   applicable   sixth    Certificate
                                 Anniversary; less

                             4.  premium tax due or paid by SBL.

                             For certificates which have been in effect for six Certificate Years or more as of May 1, 1991, the Certificate Value on the Certificate Anniversary immediately prior to May 1, 1991, will be used as the sixth Certificate Anniversary in determining the Stepped-Up Death Benefit.

                             If the age of the Participant on the Certificate Date was 76 or more, the Death Benefit will be the greater of: (1) the sum of all purchase payments, less premium tax due or paid by SBL and less the sum of all Termination Values paid; or (2) the Certificate Value on the date due proof of death and instructions regarding payment are received at the Home Office, less premium tax due or paid by SBL.

V6050C (3-96)

BENEFIT AMOUNT               If a lump sum  payment is  requested,  the  payment
                             will  be made  in  accordance  with  any  laws  and
                             regulations   that  govern  the  payment  of  Death
                             Benefits.


                                         SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                     ROGER K. VIOLA
                                                        Secretary


------------------------------
  Endorsement Effective Date
  (If Other Than Issue Date)

NOTICE: CONSULT YOUR TAX ADVISOR PRIOR TO REQUESTING THIS BENEFIT. RECEIPT OF BENEFITS UNDER THIS ENDORSEMENT MAY BE SUBJECT TO AN IRS 10% PENALTY TAX IN ADDITION TO ANY INCOME TAX THAT MAY BE DUE.


                            WITHDRAWAL CHARGE WAIVER
                                   ENDORSEMENT


ENDORSEMENT                  This  Endorsement  is  attached to and made part of
                             this Contract/Policy (the "Policy") as of: (1) its Issue Date; or (2) if later, the date shown below.
                             This Policy is changed by adding the following:

WAIVER OF                    Security  Benefit Life  Insurance  Company  ("SBL")
WITHDRAWAL                   will  waive  the  Withdrawal  Charge on any full or
CHARGES                      partial  Withdrawal of Contract  Value/Policy Value
                             if: (1) the Owner has been confined to a "Hospital" or "Qualified Skilled Nursing Facility" for at least 90 consecutive days immediately prior to the date of such Withdrawal and is so confined when the request to withdraw is received by SBL; (2) such confinement began after the Issue Date; and (3) the request to withdraw is received along with: (a) a properly completed claim form; and (b) a written statement by a licensed physician that certifies such confinement is a medical necessity and is due to illness or infirmity. Such written statement must be approved by SBL.

                             SBL reserves the right to have the Owner examined by a physician of SBL's choice and at SBL's expense to determine if the Owner is eligible for the Withdrawal Charge Waiver. SBL reserves the right to require the claim form and written statement described in 3(a) and (b) above with each request to withdraw.

DEFINITIONS                  A  "Hospital"  is:  (1)  an  institution   that  is
                             licensed  as  such  by  the  Joint   Commission  of
                             Accreditation  of  Hospitals;  or (2) any  lawfully
                             operated institution that provides:  (a) in-patient
                             treatment  of  sick  and  injured  persons  through
                             medical,   diagnostic   and   surgical   facilities
                             directed by a staff of physicians; and (b) 24 hour nursing services. A "Qualified Skilled Nursing
                             Facility" must be licensed by the state to provide, on a daily basis, convalescent or chronic care for in-patients who, by reason of illness or infirmity, are not able to care for themselves.


                                         SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                     ROGER K. VIOLA
                                                        Secretary


------------------------------
  Endorsement Effective Date
  (If Other Than Issue Date)

V6051 (3-96)

                            WITHDRAWAL CHARGE WAIVER
                                   ENDORSEMENT


ENDORSEMENT                  This  Endorsement  is  attached to and made part of
                             this Contract/Policy (the "Policy") as of: (1) its Policy Date; or (2) if later, the date shown below.
                             This Policy is changed by adding the following:

WAIVER OF                    Security  Benefit Life  Insurance  Company  ("SBL")
WITHDRAWAL                   will  waive  the  Withdrawal  Charge on any full or
CHARGES                      partial  Withdrawal of Certificate  Value,  if: (1)
                             the Participant has been confined to a "Hospital" or "Qualified Skilled Nursing Facility" for at least 90 consecutive days immediately prior to such Withdrawal and is so confined when the request to withdraw is received by SBL; (2) such confinement began after the Participant's Certificate Date; and
                             (3) the request to withdraw is received along with:
                             (a) a properly completed claim form; and (b) a written statement by a licensed physician that certifies such confinement is a medical necessity and is due to illness or infirmity. Such written statement must be approved by SBL.

                             SBL reserves the right to have the Participant examined by a physician of SBL's choice and at SBL's expense to determine if the Owner is eligible for the Withdrawal Charge Waiver. SBL further reserves the right to require the claim form and written statement described in 3(a) and (b) above with each request to withdraw.

DEFINITIONS                  A  "Hospital"  is:  (1)  an  institution   that  is
                             licensed  as  such  by  the  Joint   Commission  of
                             Accreditation  of  Hospitals;  or (2) any  lawfully
                             operated institution that provides:  (a) in-patient
                             treatment  of  sick  and  injured  persons  through
                             medical,   diagnostic   and   surgical   facilities
                             directed by a staff of physicians; and (b) 24 hour nursing services. A "Qualified Skilled Nursing
                             Facility" must be licensed by the state to provide, on a daily basis, convalescent or chronic care for in-patients who, by reason of illness or infirmity, are not able to properly care for themselves.


                                         SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                     ROGER K. VIOLA
                                                        Secretary


------------------------------
 Endorsement Effective Date
 (If Other Than Policy Date)

GV6051 (3-96)

NOTICE: CONSULT YOUR TAX ADVISOR PRIOR TO REQUESTING THIS BENEFIT. RECEIPT OF BENEFITS UNDER THIS ENDORSEMENT MAY BE SUBJECT TO AN IRS 10% PENALTY TAX IN ADDITION TO ANY INCOME TAX THAT MAY BE DUE.


                    WITHDRAWAL CHARGE WAIVER
                           ENDORSEMENT


ENDORSEMENT                  This  Endorsement  is  attached to and made part of
                             this  Certificate as of: (1) its Certificate  Date;
                             or  (2)  if  later,  the  date  shown  below.  This
                             Certificate is changed by adding the following:

WAIVER OF                    Security  Benefit Life  Insurance  Company  ("SBL")
WITHDRAWAL                   will  waive  the  Withdrawal  Charge on any full or
CHARGES                      partial Withdrawal of Certificate Value if: (1) the
                             Participant has been confined to a "Hospital" or "Qualified Skilled Nursing Facility" for at least
                             90 consecutive days immediately prior to the date of such Withdrawal and is so confined when the request to withdraw is received by SBL; (2) such confinement began after the Certificate Date; and
                             (3) the request to withdraw is received along with:
                             (a) a completed claim form; and (b) a written statement by a licensed physician that certifies such confinement is a medical necessity and is due to illness or infirmity. Such written statement must be approved by SBL.

                             SBL reserves the right to have the Participant examined by a physician of SBL's choice and at SBL's expense to determine if the Owner is eligible for the Withdrawal Charge Waiver. SBL further reserves the right to require the claim form and written statement described in 3(a) and (b) above with each request to withdraw.

DEFINITIONS                  A  "Hospital"  is:  (1)  an  institution   that  is
                             licensed  as  such  by  the  Joint   Commission  of
                             Accreditation  of  Hospitals;  or (2) any  lawfully
                             operated institution that provides:  (a) in-patient
                             treatment  of  sick  and  injured  persons  through
                             medical,   diagnostic   and   surgical   facilities
                             directed by a staff of physicians; and (b) provides
                             24 hour  nursing  services.  A  "Qualified  Skilled
                             Nursing Facility" must be licensed by the state to provide, on a daily basis, convalescent or chronic care for in-patients who, by reason of illness or infirmity, are not able to properly care for themselves.


                                         SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                     ROGER K. VIOLA
                                                        Secretary


--------------------------------
   Endorsement Effective Date
(If Other Than Certificate Date)

GV6051C (3-96)

                    INDIVIDUAL RETIREMENT ANNUITY ENDORSEMENT

For the purpose of qualifying the Contract applied for as a retirement annuity or an annuity under a retirement account, described in Section 408 of the Internal Revenue Code, notwithstanding any other provision of the Contract to the contrary, the following provisions shall apply:

1. The Contract is established for the exclusive benefit of the individual or his or her beneficiaries. The Owner shall be the Annuitant.

2. The Contract shall be nontransferable and the entire interest of the Owner in the Contract is nonforfeitable.

3.   Paragraph I

     Notwithstanding any provision of the Contract to the contrary, the distribution of an individual's interest shall be made in accordance with the minimum distribution requirements of Section 401(a)(9) of the Internal Revenue Code and the regulations thereunder, including the incidental death benefit provisions of Section 1.401(a)(9)-2 of the proposed regulations, all of which are herein incorporated by reference.

     Paragraph II

     The Owner's entire interest in the Contract must be distributed, or begin to be distributed, by the Owner's required beginning date, which is the April 1 following the calendar year in which the Owner reaches age 70 1/2. For each succeeding year, a distribution must be made on or before December
     31. By the required beginning date, the Owner may elect to have the balance in the account distributed in one of the following forms:

     a.   a single sum payment;

     b.   equal or substantially equal payments over the life of the Owner;

     c. equal or substantially equal payments over the lives of the Owner and his or her designated beneficiary;

     d. equal or substantially equal payments over a specified period that may not be longer than the Owner's life expectancy;

     e. equal or substantially equal payments over a specified period that may not be longer than the joint life and last survivor expectancy of the Owner and his or her designated beneficiary.

     Paragraph III

     If the Owner dies before his or her entire interest is distributed, the entire remaining interest will be distributed as follows:

     a. If the Owner dies on or after distributions have begun under Paragraph II, the entire remaining interest must be distributed at least as rapidly as provided under Paragraph II.

     b. If the Owner dies before distributions have begun under Paragraph II, the entire remaining interest must be distributed as elected by the Owner or, if the Owner has not so elected, as elected by the beneficiary or beneficiaries, as follows:

          1) by December 31 of the year containing the fifth anniversary of the Owner's death; or

          2) in equal or substantially equal payments over the life or life expectancy of the Designated Beneficiary or Beneficiaries starting by December 31 of the year following the year of the Owner's death. If, however, the Designated Beneficiary is the Owner's surviving spouse, then this Distribution is not required to begin until December 31 of the later of: (1) the calendar year immediately following the calendar year in which the Owner died; or (2) the calendar year in which the Owner would have attained age 70 1/2.

                           Flexible Payment & Variable Annuities

Form 4453 C-5 (R9-96)                                                 SP 445381

     Paragraph IV

     An  individual  may  satisfy the minimum  distribution  requirements  under section 401(a)(9) of the Code by receiving a distribution from one IRA that is equal to the amount required to satisfy the minimum distribution requirements for two or more IRAs. For this purpose, the Owner of two or more IRAs may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirements described above.

4. Any refund of premiums (other than those attributable to excess contributions) will be applied before the close of the calendar year following the year of the refund toward the payment of future premiums or the purchase of additional benefits.

5. The Company may at its option either accept additional future payments or terminate the Contract by payment in cash of the then present value for the paid-up benefit if no premiums have been received for two full consecutive policy years and the paid-up annuity benefit at maturity would be less than $20 per month.

6. The annual premium shall not exceed the lesser of $2,000 or 100 percent of compensation ($4,000 or 100 percent of compensation for Spousal IRAs however, no more than $2,000 can be contributed to either spouse's IRA), except for plans defined in Section 408(K) of the Code, for which annual premiums shall not exceed $30,000.

7. Rollover contributions from other qualified plans permitted by the Internal Revenue Code Sections 402(c), 403(a)(4), 403(b)(8)), and 408(d)(3), are
     excluded from the limit set forth in item six.

8. Notwithstanding the Contract provisions, no amount may be borrowed under the Contract and no portion may be used as security for a loan.

9. Notwithstanding the Contract provisions, the Optional Modes or Settlement described as Deposit Option and Fixed Amount Installment Option are not available.

10.  The premiums under this Contract are not fixed.

11. Annuity payments may not begin before the Annuitant attains the age of 59 1/2 without incurring a penalty tax except in the situations described in
     Section 72(t) of the Code.

This Endorsement is attached to and made a part of the Contract as of the Contract Date.

                                      SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                    ROGER K. VIOLA

                                                       Secretary

                                  ENDORSEMENT

--------------------------------------------------------------------------------
                SIMPLE INDIVIDUAL RETIREMENT ANNUITY PROVISIONS
--------------------------------------------------------------------------------

SIMPLE INDIVIDUAL RETIREMENT ANNUITY ENDORSEMENT

         This Contract is established as a Savings Incentive Match Plan for Employees of Small Employers Individual Retirement Annuity ("SIMPLE IRA") as defined in Section 408 of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision pursuant to the Owner's request in the Application. Accordingly, this endorsement is attached to and made part of the Contract as of its Issue Date or, if later, the date shown below. Notwithstanding any other provisions of the Contract to the contrary, the following provisions shall apply.

RESTRICTIONS ON SIMPLE INDIVIDUAL RETIREMENT ANNUITY

         To ensure treatment as a SIMPLE IRA, this Contract will be subject to the applicable requirements of Code Section 408, which are briefly summarized below:

         1. The Contract is established for the exclusive benefit of the Owner or his or her beneficiaries. The Owner shall be the Annuitant.

         2. The Contract shall be nontransferable and the entire interest of the Owner in the Contract is nonforfeitable.

         3. Notwithstanding any provision of the Contract to the contrary, the distribution of the Owner's interest shall be made in accordance with the minimum distribution requirements of Section 401(a)(9) of the Internal Revenue Code and the regulations thereunder, including the incidental death benefit provisions of Section 1.401(a)(9)-2 of the proposed regulations, all of which are herein incorporated by reference.

              The Owner's entire interest in the Contract must be distributed, or begin to be distributed, by the Owner's required beginning date, which is the April 1 following the calendar year in which the Owner reaches age 70 1/2. For each succeeding year, a distribution must be made on or before December 31. By the required beginning date, the Owner may elect to have the balance in the account distributed in one of the following forms:

              1)   A single lump sum payment;

              2) Equal or substantially equal monthly, quarterly, or annual payments over the life of the Owner or over the joint and last survivor lives of the Owner and his or her Designated Beneficiary; or

              3) Equal or substantially equal annual payments over a specified period that may not be longer than the Owner's life expectancy or the joint and last survivor life expectancy of the Owner and his or her Designated Beneficiary.

              An Annuity Option may not be elected with a Fixed Period that will guarantee Annuity Payments beyond the life expectancy of the Annuitant and Beneficiary and Annuity Payments must be made at least annually and in equal amounts.

         4.   If  the  Owner  dies   before  his  or  her  entire   interest  is
              distributed, the entire remaining interest will be distributed as follows:

              a.   If the Owner dies on or after  distributions have begun under
                   Section 3, the entire remaining interest must be distributed at least as rapidly as provided under Section 3.


4453C-5S (2-97)

--------------------------------------------------------------------------------
           SIMPLE INDIVIDUAL RETIREMENT ANNUITY PROVISIONS (Continued)
--------------------------------------------------------------------------------

RESTRICTIONS ON SIMPLE INDIVIDUAL RETIREMENT ANNUITY (continued)

              b.   If the Owner  dies  before  distributions  have  begun  under
                   Section 3, the entire remaining interest must be distributed as elected by the Owner or, if the Owner has not so elected, as elected by the Designated Beneficiary or Beneficiaries as follows:

                   1)   By  December  31  of  the  year   containing  the  fifth
                        anniversary of the Owner's death; or

                   2) In equal or substantially equal payments over the life or life expectancy of the Designated Beneficiary or Beneficiaries starting by December 31 of the year following the year of the Owner's death. If, however, the Designated Beneficiary is the Owner's surviving spouse, then this Distribution is not required to begin until December 31 of the later of (1) the calendar year immediately following the calendar year in which the Owner died; or (2) the calendar year in which the Owner would have attained age 70 1/2.

         5. An individual may satisfy the minimum distribution requirements under Section 401(a)(9) of the Code by receiving a distribution from one IRA that is equal to the amount required to satisfy the minimum distribution requirements for two or more IRAs. For this purpose, the Owner of two or more IRAs may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirements described above.

         6. Any refund of premiums (other than those attributable to excess contributions) will be applied before the close of the calendar year following the year of the refund toward the payment of future premiums or the purchase of additional benefits.

         7. The annual premium shall not exceed amounts allowable under the terms of the SIMPLE plan described in Section 408(p) of the Code or any successor provision in which the Owner is a participant.

         8. Transfers and rollovers from other SIMPLE IRAs are permitted and are excluded from the limit set forth in Section 7.

         9. Notwithstanding any Contract provisions to the contrary, no amount may be borrowed under the Contract and no portion may be used as security for a loan.

         10. Annuity Payments may not begin before the Annuitant attains the age of 59 1/2 without incurring a penalty tax except in the situations described in Section 72(t) of the Code.


                                        SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                   ROGER K. VIOLA

                                                      Secretary


----------------------------
Endorsement Effective Date
(If Other Than Issue Date)

                              TAX-SHELTERED ANNUITY
                                   ENDORSEMENT

TAX-SHELTERED ANNUITY ENDORSEMENT

         This Contract is established as a  Tax-Sheltered  Annuity ("TSA") under
         Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision, pursuant to the Owner's request in the application. Accordingly, this Endorsement is attached to and made part of the Contract as of its issue date or, if later, the date shown below. If this is a group contract, references to the "Owner" and to the "Contract" shall, respectively, be deemed to include the Participant and the Participant's Certificate where appropriate.

TAX-SHELTERED ANNUITY PROVISIONS

         To ensure treatment as a TSA, this Contract will be subject to the requirements of Code Section 403(b), which are briefly summarized below:

         (a) Purchase Payments made on behalf of the Owner pursuant to a salary reduction agreement when added to "elective deferral" contributions under all other plans, contracts or arrangements in which the Owner participates, may not exceed the annual limitation on such contributions as provided in Code Section 401(a)(30).

         (b) Purchase Payments applied to the Contract on behalf of the Owner which exceed the applicable "exclusion allowance"
                  (within  the  meaning  of  Code  Section   403(b)(2))  or  the
                  limitations contained in Code Section 415 shall not be excludable from gross income.

         (c) Purchase Payments that exceed any of the foregoing limitations may be returned, distributed or otherwise corrected using any method permissible under the Code.

NONDISCRIMINATION REQUIREMENTS

         (a) Except if this Contract is purchased by a "church" (within the meaning of Code Section 3121(w)), the Plan must satisfy the nondiscrimination requirements of Code Section 403(b)(12).

         (b) Purchase Payments not made pursuant to a salary reduction agreement will satisfy the nondiscrimination requirements of Code Section 403(b)(12) provided they satisfy the requirements of Code Section 401(a)(4) (nondiscrimination in contributions), Code Section 401(a)(5) (permitted disparity), Code Section 401(a)(17) (annual limit on compensation), Code
                  Section 401(m) (average contribution percentage test) and Code
                  Section 410(b) (coverage).

         (c) Purchase Payments made pursuant to a salary reduction agreement will satisfy the nondiscrimination requirements of Code Section 403(b)(12) provided that every employee of the Employer sponsoring the Plan, may elect to make Purchase Payments of more than $200 pursuant to a salary reduction agreement.

6832 A (R9-96)                          -1-

DISTRIBUTION RESTRICTIONS AND REQUIREMENTS

         (a) Distributions attributable to Purchase Payments made pursuant to a salary reduction agreement may be made only when the Owner attains age 59 1/2, separates from service, dies, becomes "disabled" (within the meaning of Code Section 403(b)(11)) or incurs a hardship. A distribution made due to a hardship may not include income attributable to such Purchase Payments.

         (b) Distributions from this Contract must comply with the minimum distribution and incidental death benefit requirements of Code
                  Section 403(b)(10). Accordingly, an Owner's entire interest under the Contract generally must be distributed (or begin to be distributed) by April 1 of the calendar year following the later of (i) the calendar year in which the Owner attains age 70 1/2, or (ii) the calendar year in which the Owner retires (the "Required Beginning Date").

                  Distributions commencing not later than the Required Beginning Date may be made over the life of the Owner or over the lives of the Owner and his or her Designated Beneficiary (or over a period not extending beyond the life expectancy of the Owner or the life expectancy of the Owner and his or her Designated Beneficiary).

         (c) If the Owner dies before distribution of his or her interest in the Contract has begun in accordance with paragraph (b) above, the Owner's entire interest must be distributed within five years, unless: (i) such interest is distributed to a Designated Beneficiary over his or her life (or over a period not extending beyond such Designated Beneficiary's life expectancy); and (ii) such distribution begins not later than one year after the Owner's death. If the Designated Beneficiary is the Owner's surviving spouse, the date on which the distributions are required to begin shall not be earlier than the date on which the Owner would have attained age 70 1/2.

         (d) If the Owner dies after distribution of his or her interest in this Contract has begun in accordance with paragraph (b) above but before his or her entire interest has been distributed, the remaining interest must be distributed at least as rapidly as under the method of distribution being used prior to the Owner's death.

         (e) All distributions must comply with a method of distribution offered by the Company under this Contract.

         (f) If the Owner receives a distribution from this Contract that qualifies as an "eligible rollover distribution" (within the meaning of Code Section 402(f)(2)(A)) and elects to have such distribution paid directly to an "eligible retirement plan" (within the meaning of Code Section 402(c)), such distribution shall be made in the form of a direct transfer to the eligible retirement plan. The Company may establish reasonable administrative rules applicable to such direct transfers.

NONFORFEITABILITY

         (a) The Owner's rights under this Contract shall be nonforfeitable except for failure to pay future Premiums.

         (b) This Contract may not be transferred, sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purposes to any person other than the Company.

MULTIPLE CONTRACTS

         (a) If for any taxable year an Owner is covered by this Contract and any other TSA, all such contracts shall be treated as a single contract.

PLAN PROVISIONS

         The Plan, including certain Plan provisions required by the Employee Retirement Income Security Act of 1974 or other applicable law, may limit the Owner's rights under this Contract. The Plan provisions may:

         (a)      Limit the Owner's right to make Purchase Payments;

         (b) Restrict the time when the Owner may elect to receive payments under this Contract;

         (c) Require the consent of the Owner's spouse before the Owner may elect to receive payments under this Contract;

         (d) Require that all distributions be made in the form of a joint and survivor annuity for the Owner and the Owner's spouse unless both consent to a different form of distribution;

         (e)      Require that the Owner's spouse be the Designated Beneficiary;

         (f) Require that the Owner remain employed by the Employer sponsoring the Plan for a specified period of time before the Owner's rights under this Contract become fully vested; or

         (g) Otherwise restrict the Owner's exercise of rights under the Contract or give the Employer sponsoring the Plan (or a Plan representative) the right to exercise certain rights on the Owner's behalf.

         No such Plan provision shall limit an Owner's rights under this Contract, unless the Employer sponsoring the Plan has provided the Company with written notification of such provision. In no event shall any such Plan provision enlarge the Company's obligations under this Contract.

TAX CONSEQUENCES

         (a) The Company will not incur any liability or be responsible for the timing, purpose or propriety of any contribution or distribution; any tax or penalty imposed on account of any such contribution or distribution; or any other failure, in whole or in part, by the Owner or the Employer to comply with the provisions set forth in the Code or any other law.

ADMINISTRATION

         The Company does not act as the Administrator of the Plan. Accordingly, the Company will not incur any liability or be responsible for interpreting the Plan or deciding any question arising thereunder.

                                        SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                   ROGER K. VIOLA

                                                      Secretary


----------------------------
Endorsement Effective Date
(If Other Than Issue Date)